                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:




[ ]  Preliminary Proxy Statement

[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                          AIM VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)and 0-11

     (1)  Title of each class of securities to which transaction applies:


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     (2)  Aggregate number of securities to which transaction applies:


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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


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     (4)  Proposed maximum aggregate value of transaction:


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     (5)  Total fee paid:


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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:


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     (2)  Form, Schedule or Registration Statement No.:


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     (3)  Filing Party:


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     (4)  Date Filed:


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

                             AIM VARIABLE INSURANCE FUNDS
                             AIM V.I. BASIC BALANCED FUND
                              AIM V.I. BASIC VALUE FUND
                          AIM V.I. CAPITAL APPRECIATION FUND
                          AIM V.I. CAPITAL DEVELOPMENT FUND
                              AIM V.I. CORE EQUITY FUND
                           AIM V.I. DIVERSIFIED INCOME FUND
                                AIM V.I. DYNAMICS FUND
                           AIM V.I. FINANCIAL SERVICES FUND
                           AIM V.I. GLOBAL HEALTH CARE FUND
                           AIM V.I. GLOBAL REAL ESTATE FUND
                         AIM V.I. GOVERNMENT SECURITIES FUND
                               AIM V.I. HIGH YIELD FUND
                          AIM V.I. INTERNATIONAL GROWTH FUND
                            AIM V.I. LARGE CAP GROWTH FUND
                                AIM V.I. LEISURE FUND
                          AIM V.I. MID CAP CORE EQUITY FUND
                              AIM V.I. MONEY MARKET FUND
                            AIM V.I. SMALL CAP EQUITY FUND
                               AIM V.I. TECHNOLOGY FUND
                               AIM V.I. UTILITIES FUND

                             11 GREENWAY PLAZA, SUITE 100
                              HOUSTON, TEXAS 77046-1173

                                                               December 28, 2007


Dear Contract Owner:

     AIM Variable Insurance Funds (the "Trust") will hold a Special Meeting of Shareholders on February 29, 2008, in Houston, Texas. The purpose of the Meeting is to vote on important proposals affecting the funds listed above (the "Funds"). This package contains important information about the proposals, a proxy statement, simple instructions on how to vote by phone or via the Internet, and a business reply envelope for you to vote by mail.

     Shares of the Funds are sold to and held by separate accounts of various insurance companies to fund variable annuity or variable life insurance contracts offered by the insurance companies. The separate accounts invest in shares of the Funds in accordance with instructions from variable annuity or variable life contract owners. Except as otherwise might be provided by applicable law, the separate accounts provide pass-through voting to contract owners, and you, as a contract owner, have the right to instruct the separate account on how to vote shares of the Funds held by the separate account under your contract.
     The Board of Trustees (the "Board") for the Funds has carefully considered the proposals below, believes that they are in the best interests of the Funds and their shareholders, and unanimously recommends that you vote FOR each of the proposals. The enclosed proxy statement provides you with detailed information on each proposal including how it will benefit shareholders.
     The Board is requesting that you:
          1. Elect 13 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.
          2. Approve a new sub-advisory agreement for each Fund between A I M Advisors, Inc. and various affiliated sub-advisers.
          3. Approve changing certain fundamental investment restrictions of certain of the Funds to provide the Funds with more investment flexibility.
          4. Approve changing AIM V.I. Financial Services Fund's sub-classification from "diversified" to "non-diversified" and approve the elimination of a related fundamental investment restriction to provide AIM V.I. Financial Services Fund with more investment flexibility.
          5. Approve making the investment objective(s) of certain of the Funds non-fundamental.
          6. Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit the Board to terminate the Trust, a Fund or a share class without a shareholder vote.
          7. Transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.

                                        Sincerely,
                                        -s- Philip A. Taylor

                                        Philip A. Taylor

                                        President and Principal Executive
                                        Officer

                             YOUR VOTE IS IMPORTANT.
PLEASE TAKE A MOMENT AFTER REVIEWING THE ENCLOSED MATERIALS TO SIGN AND RETURN YOUR PROXY CARD OR VOTING INSTRUCTION CARD IN THE ENCLOSED POSTAGE PAID RETURN ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON WITH PROPER AUTHORIZATION FROM THE LIFE INSURANCE COMPANY THAT ISSUED YOUR VARIABLE CONTRACT. IF YOU EXPECT TO ATTEND THE MEETING IN PERSON, OR HAVE QUESTIONS, PLEASE NOTIFY US BY CALLING (800) 952-3502. YOU MAY ALSO VOTE BY TELEPHONE OR THROUGH A WEBSITE ESTABLISHED FOR THAT PURPOSE BY FOLLOWING THE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY CARD. IF WE DO NOT HEAR FROM YOU AFTER A REASONABLE AMOUNT OF TIME, YOU MAY RECEIVE A TELEPHONE CALL FROM OUR PROXY SOLICITOR, COMPUTERSHARE FUND SERVICES, REMINDING YOU TO VOTE YOUR SHARES.

                          AIM VARIABLE INSURANCE FUNDS
                          AIM V.I. BASIC BALANCED FUND
                            AIM V.I. BASIC VALUE FUND
                       AIM V.I. CAPITAL APPRECIATION FUND
                        AIM V.I. CAPITAL DEVELOPMENT FUND
                            AIM V.I. CORE EQUITY FUND
                        AIM V.I. DIVERSIFIED INCOME FUND
                             AIM V.I. DYNAMICS FUND
                        AIM V.I. FINANCIAL SERVICES FUND
                        AIM V.I. GLOBAL HEALTH CARE FUND
                        AIM V.I. GLOBAL REAL ESTATE FUND
                       AIM V.I. GOVERNMENT SECURITIES FUND
                            AIM V.I. HIGH YIELD FUND
                       AIM V.I. INTERNATIONAL GROWTH FUND
                         AIM V.I. LARGE CAP GROWTH FUND
                              AIM V.I. LEISURE FUND
                        AIM V.I. MID CAP CORE EQUITY FUND
                           AIM V.I. MONEY MARKET FUND
                         AIM V.I. SMALL CAP EQUITY FUND
                            AIM V.I. TECHNOLOGY FUND
                             AIM V.I. UTILITIES FUND

                          11 GREENWAY PLAZA, SUITE 100
                            HOUSTON, TEXAS 77046-1173

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 29, 2008
     To the Shareholders of each of the series portfolios (each, a "Fund" and collectively, the "Funds") of AIM Variable Insurance Funds (the "Trust") listed above:
     The Board of Trustees (the "Board") for the Funds has carefully considered the proposals below, believes that they are in the best interests of the Funds and their shareholders, and unanimously recommends that you vote FOR each of the proposals. The enclosed proxy statement provides you with detailed information on each proposal including how it will benefit shareholders.
     We cordially invite you to attend our Special Meeting of Shareholders to:
          1. Elect 13 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

          2. Approve a new sub-advisory agreement for each Fund between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured Management, Inc.

          3. Approve changing certain fundamental investment restrictions of certain of the Funds.
          4. Approve changing AIM V.I. Financial Services Fund's sub-classification from "diversified" to "non-diversified" and approve the elimination of a related fundamental investment restriction.
          5. Approve making the investment objective(s) of certain of the Funds non-fundamental.
          6. Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit the Board to terminate the Trust, a Fund or a share class without a shareholder vote.
          7. Transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.
     We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on February 29, 2008, at 3:00 p.m., Central Time.
     Shareholders of record of one or more of the Funds as of the close of business on November 30, 2007 are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement of the Special Meeting.
     Shares of the Funds are sold to and held by separate accounts of various insurance companies to fund variable annuity or variable life insurance contracts offered by the insurance companies. The separate accounts invest in shares of the Funds in accordance with instructions from variable annuity or variable life contract owners. Except as otherwise might be provided by applicable law, the separate accounts provide pass-through voting to contract owners, and you, as a contract owner, have the right to instruct the separate account on how to vote shares of the Fund held by the separate account under your contract.
     The Board is sending this Notice of Special Meeting of Shareholders, Proxy Statement, and proxy solicitation materials to (i) all separate accounts, which are the shareholders who owned shares of beneficial interest in a Fund at the close of business on November 30, 2007 (the "Record Date"), and (ii) all contract owners who had their variable annuity or variable life contract values allocated to a Fund as of the close of business on the Record Date and who are entitled to instruct the corresponding separate account on how to vote.
     WE REQUEST THAT YOU EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD OR VOTING INSTRUCTION CARD. THE BOARD IS SOLICITING YOUR VOTE ON THE PROPOSALS SET FORTH ABOVE. YOU MAY ALSO VOTE BY TELEPHONE OR THROUGH A WEBSITE ESTABLISHED FOR THAT PURPOSE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY MATERIAL. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. YOU MAY REVOKE YOUR PROXY CARD OR VOTING INSTRUCTION CARD AT ANY TIME BEFORE IT IS EXERCISED BY EXECUTING AND SUBMITTING A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE TRUST'S SECRETARY OR BY VOTING IN PERSON, WITH PROPER AUTHORIZATION FROM THE LIFE INSURANCE COMPANY THAT ISSUED YOUR VARIABLE INSURANCE CONTRACT, AT THE SPECIAL MEETING.

                                        -s- John M. Zerr

                                        John M. Zerr

                                        Secretary

December 28, 2007

                          AIM VARIABLE INSURANCE FUNDS
                          AIM V.I. BASIC BALANCED FUND
                            AIM V.I. BASIC VALUE FUND
                       AIM V.I. CAPITAL APPRECIATION FUND
                        AIM V.I. CAPITAL DEVELOPMENT FUND
                            AIM V.I. CORE EQUITY FUND
                        AIM V.I. DIVERSIFIED INCOME FUND
                             AIM V.I. DYNAMICS FUND
                        AIM V.I. FINANCIAL SERVICES FUND
                        AIM V.I. GLOBAL HEALTH CARE FUND
                        AIM V.I. GLOBAL REAL ESTATE FUND
                       AIM V.I. GOVERNMENT SECURITIES FUND
                            AIM V.I. HIGH YIELD FUND
                       AIM V.I. INTERNATIONAL GROWTH FUND
                         AIM V.I. LARGE CAP GROWTH FUND
                              AIM V.I. LEISURE FUND
                        AIM V.I. MID CAP CORE EQUITY FUND
                           AIM V.I. MONEY MARKET FUND
                         AIM V.I. SMALL CAP EQUITY FUND
                            AIM V.I. TECHNOLOGY FUND
                             AIM V.I. UTILITIES FUND

                          11 GREENWAY PLAZA, SUITE 100
                            HOUSTON, TEXAS 77046-1173

                         SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 29, 2008

                INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

INTRODUCTION

     Each of the series portfolios of AIM Variable Insurance Funds (the "Trust") listed above (each a "Fund," and together, the "Funds") is used solely as an investment vehicle for variable annuity and variable life insurance contracts issued by certain life insurance companies. You cannot purchase shares of the Funds directly. As a contract owner of a variable annuity or variable life insurance contract that offers one or more Fund as an investment option, however, you may allocate your contract values to a separate account of the insurance company that invests in a Fund.

     In accordance with current law, the life insurance companies and their separate accounts, which are the shareholders of record of the Funds, in effect, pass along their voting rights to their contract owners. Essentially, each life insurance company seeks instructions as to how its contract owners wish the life insurance company to vote the shares of the Funds (i) technically owned by the life insurance company, but (ii) in which their contract owners may have or may be deemed to have a beneficial interest. The life insurance companies communicate directly with contract owners about the procedures that the life insurance companies follow in seeking instructions and voting shares under the particular separate accounts. Each Fund share that a contract owner beneficially owns entitles that contract owner to one vote on each proposal set forth in this Proxy Statement (a fractional share has a fractional vote).

     All references in this Proxy Statement to "shareholder" or "shareholders" shall mean the "contract owner/separate account" or the "contract owners/separate accounts," respectively. All references in this Proxy Statement to "you" or "your" shall mean the "contract owner/separate account." All references in this Proxy Statement to "proxy card" shall mean the "proxy card" or "voting instruction card" you have received from the Trust's Board of Trustees or from your applicable life insurance company.

WHY DID WE SEND YOU THIS PROXY STATEMENT?

     We are sending you this Proxy Statement and the enclosed proxy card on behalf of the Funds because the Board of Trustees (the "Board") of the Trust is soliciting your proxy to vote at the Special Meeting of Shareholders and at any adjournments or postponements of the Special Meeting (collectively, the "Special Meeting"). This Proxy Statement provides you information about the business to be conducted at the Special Meeting. You do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or vote by telephone or through a website established for that purpose.


     The Trust intends to mail this Proxy Statement, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about December 28, 2007 to all shareholders entitled to vote. Shareholders of record of any class of a Fund as of the close of business on November 30, 2007 (the "Record Date"), are entitled to vote their respective shares at the Special Meeting. The number of shares outstanding of each class of each Fund on the Record Date can be found in Exhibit A. Each share of a Fund that you own entitles you to one vote on each proposal set forth in the table below that applies to the Fund (a fractional share has a fractional vote).

     We have previously sent to shareholders the most recent annual report for their Fund, including financial statements, and the most recent semiannual report for the period after the annual report, if any. If you have not received such report(s) or would like to receive an additional copy, please contact AIM Investment Services, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046, or call (800) 959-4246. We will furnish such report(s) free of charge.

WHEN AND WHERE WILL THE SPECIAL MEETING BE HELD?

     We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on February 29, 2008, at 3:00 p.m., Central Time.

WHAT ARE THE PROPOSALS TO BE VOTED ON AT THE SPECIAL MEETING?


     Each of the proposals described in this proxy statement is designed to benefit the Funds and their shareholders. In general, the proposals seek to optimize the efficiency, flexibility and transparency of the operations of the Funds and the delivery of investment management services to the Funds, and to streamline the portfolio management operations of A I M Advisors, Inc. ("AIM") and its affiliates.


     The following table summarizes each proposal to be presented at the Special Meeting, the Funds whose shareholders the Board is soliciting for each proposal and the page number on which the discussion of each proposal begins:

PROPOSAL                                      AFFECTED FUNDS                         PAGE NUMBER
--------                                      --------------                         -----------
1.  To elect trustees.............               All Funds                                4

2.  To approve a new sub-advisory
    agreement between A I M
    Advisors, Inc. and various
    affiliated sub-advisers.......               All Funds                               12

3.  To approve changing
    fundamental investment
    restrictions..................   AIM V.I. Dynamics Fund, AIM V.I.                    17
                                     Financial Services Fund, AIM V.I.
                                     Global Health Care Fund, AIM V.I.
                                     Leisure Fund, AIM V.I. Technology
                                     Fund and AIM V.I. Utilities Fund

4.  To approve changing AIM V.I.
    Financial Services Fund's sub-
    classification from
    "diversified" to "non-
    diversified" and eliminating a
    related fundamental investment
    restriction...................   AIM V.I. Financial Services Fund                    25

5.  To approve making investment
    objective(s) non-fundamental..   AIM V.I. Dynamics Fund, AIM V.I.                    27
                                     Financial Services Fund, AIM V.I.
                                    Global Health  Care Fund, AIM V.I.
                                     Leisure Fund, AIM V.I. Technology
                                     Fund and AIM V.I. Utilities Fund

6.  To approve an amendment to the
    Trust's Agreement and
    Declaration of Trust..........               All Funds                               27




     Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.


HOW DO I VOTE GENERALLY?

     As discussed above, shares of the Funds are sold to and held by separate accounts of various insurance companies to fund variable annuity or variable life insurance contracts offered by the insurance companies. The separate accounts invest in shares of the Funds in accordance with instructions from variable annuity or variable life contract owners. Except as otherwise might be provided by applicable law, the separate accounts provide pass-through voting to contract owners, and you, as a contract owner, have the right to instruct the insurance company that issued your contract, on behalf of the separate account, on how to vote shares of the Funds held by the separate account under your contract.

     If an insurance company does not receive voting instructions from all of its contract owners, it will vote all of the shares held in its name, or in its separate account's name, in the same proportion as the shares of the Funds for which it has received instructions from contract owners (i.e., echo voting). Any shares of the Funds held directly by an insurance company will also be voted in the same proportion as the shares of the Funds for which it has received instructions from contract owners.

HOW DO I VOTE IN PERSON?

     If you do attend the Special Meeting and wish to vote in person we will provide you with a ballot prior to the vote. However, you must bring a letter from the insurance company that issued your variable annuity or variable life contract indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. Please call the Trust at (800) 952-3502 if you plan to attend the Special Meeting.

HOW DO I VOTE BY PROXY?

     Whether you plan to attend the Special Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Special Meeting or to vote at the Special Meeting if you choose to do so.

     If you properly complete and sign your proxy card and send it to us in time to vote at the Special Meeting, your "proxy" (the individual(s) named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows and in accordance with management's recommendation on other matters:

     - FOR the election of all 13 nominees for trustee of the Trust.

     - FOR the approval of a new sub-advisory agreement for each Fund between A I M Advisors, Inc. and various affiliated sub-advisers.

     - FOR changing certain fundamental investment restrictions of certain of the Funds.

     - FOR changing AIM V.I. Financial Services Fund's sub-classification from "diversified" to "non-diversified" and eliminating a related fundamental investment restriction.

     - FOR making the investment objective(s) of certain of the Funds non-fundamental.

     - FOR the approval of an amendment to the Trust's Agreement and Declaration of Trust.

     Your proxy will have the authority to vote and act on your behalf at any adjournment or postponement of the Special Meeting.

     Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

HOW DO I VOTE BY TELEPHONE OR THE INTERNET?

     You may vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the proxy card accompanying this Proxy Statement.

MAY I REVOKE MY VOTE?

     If you have given voting instructions you may revoke them only through and in accordance with the procedures of the applicable life insurance company prior to the date of the Special Meeting. In addition, although merely attending the Special Meeting will not revoke your proxy, if you are present at the Special Meeting you may withdraw your proxy and vote in person.

WHAT IS THE QUORUM REQUIREMENT?

     A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist for Proposals 1 and 6 for the Trust if shareholders entitled to vote one-third of the issued and outstanding shares of the Trust on the Record Date are present at the Special Meeting in person or by proxy. A quorum will exist for Proposals 2, 3, 4 and 5 for a particular Fund if shareholders entitled to vote one-third of the issued and outstanding shares of such Fund on the Record Date are present at the Special Meeting in person or by proxy.

     Abstentions will count as shares present at the Special Meeting for purposes of establishing a quorum.

COULD THERE BE AN ADJOURNMENT OF THE SPECIAL MEETING?

     If a quorum is not present at the Special Meeting or a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to allow for further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote "FOR" the proposal in favor of such an adjournment and will vote those proxies required to be voted "AGAINST" the proposal against such an adjournment. If a quorum is present but sufficient votes to approve a proposal are not received, a shareholder vote may be taken on other proposals described in this Proxy Statement prior to any adjournment if sufficient votes have been received for such other proposals.

WHAT IS THE VOTE NECESSARY TO APPROVE EACH PROPOSAL?

     Proposal 1. The affirmative vote of a plurality of votes cast by the shareholders of the Trust is necessary to elect trustees of the Trust at the Special Meeting, meaning that the trustee nominee with the most affirmative votes for a particular slot is elected for that slot. In an uncontested election for trustees, the plurality requirement is not a factor. Abstentions will not count as votes cast and will have no effect on the outcome of this proposal.

     Proposals 2, 3, 4 and 5. Approval of Proposals 2, 3, 4 and 5 requires the lesser of (a) the affirmative vote of 67% or more of the voting securities of your Fund present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of your Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of your Fund. Abstentions are counted as present but are not considered votes cast at the Special Meeting. As a result, they have the same effect as a vote against Proposals 2, 3, 4 and 5 because approval of Proposals 2, 3, 4 and 5 requires the affirmative vote of a percentage of the voting securities present or represented by proxy or a percentage of the outstanding voting securities.

     Proposal 6. Approval of Proposal 6 requires the affirmative vote of a majority of the votes cast by shareholders of the Trust at the Special Meeting. Abstentions will not count as votes cast and will have no effect on the outcome of this proposal.

HOW WILL PROXIES BE SOLICITED AND WHO WILL PAY?


     The Trust has engaged the services of Computershare Fund Services ("Solicitor") to assist in the solicitation of proxies for the Special Meeting. Solicitor's costs for the Fund are currently estimated to be in the aggregate approximately $15,000. The Trust expects to solicit proxies principally by mail, but the Trust or Solicitor may also solicit proxies by telephone, facsimile or personal interview. The Trust's officers will not receive any additional or special compensation for any such solicitation. The Fund and AIM will each pay a portion of the cost of soliciting proxies.


WILL ANY OTHER MATTERS BE VOTED ON AT THE SPECIAL MEETING?

     Management is not aware of any matters to be presented at the Special Meeting other than those discussed in this Proxy Statement. If any other matters properly come before the Special Meeting, the shares represented by proxies will be voted on those matters in accordance with management's recommendation.

HOW MAY A SHAREHOLDER PROPOSAL BE SUBMITTED?

     As a general matter, the Funds do not hold regular meetings of shareholders. Shareholder proposals for consideration at a meeting of shareholders of a Fund should be submitted to the Trust at the address set forth on the first page of this Proxy Statement. To be considered for presentation at a meeting of shareholders, the Trust must receive proposals within a reasonable time, as determined by the Trust's management, before proxy materials are prepared for the meeting. Such proposals also must comply with applicable law.

     For a discussion of procedures that must be followed for a shareholder to nominate an individual as a trustee, please refer to the section of this Proxy Statement entitled "Proposal 1 -- What Are the Committees of the
Board? -- Governance Committee."

                                   PROPOSAL 1

                              ELECTION OF TRUSTEES

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON PROPOSAL 1?

     Proposal 1 applies to the shareholders of all Funds.

WHAT IS THE STRUCTURE OF THE BOARD OF TRUSTEES?


     The Board currently consists of 14 persons. Twelve of the current trustees are "independent," meaning they are not "interested persons" of the Trust within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Two of the current trustees are "interested persons" because of their business and financial relationships with the Trust and A I M Advisors, Inc. ("AIM"), the Funds' investment adviser, and/or AIM's indirect parent, Invesco Ltd. ("Invesco").


WHO ARE THE NOMINEES FOR TRUSTEES?

     The Trust's Governance Committee (which consists solely of independent trustees) has approved the nomination of the 11 current independent trustees, as set forth below, to serve as trustee until his or her successor is elected and qualified. The Trust's full Board has approved the nomination of the two current interested trustees, as set forth below. Ruth H. Quigley, a current trustee, is retiring effective as of December 31, 2007.

     Each nominee who is a current trustee serves as a trustee of the 16 registered investment companies comprising the mutual funds advised by AIM (the "AIM Funds"). Each nominee who is a current trustee oversees 104 portfolios that comprise the AIM Funds. The business address of each nominee who is a current trustee is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     If elected, each nominee would continue to oversee a total of 16 registered investment companies currently comprising 104 portfolios.

     Each of the nominees is willing to serve as a trustee. However, if a nominee becomes unavailable for election, proxies will vote for another nominee proposed by the Board or, as an alternative, the Board may keep the position vacant or reduce the number of trustees.


     Information concerning Trustee ownership of Fund shares may be found under the heading "Additional Information -- Do Trustees Own Shares of the Fund?" which appears on page 29 herein.


  NOMINEES WHO CURRENTLY ARE INDEPENDENT TRUSTEES

                         TRUSTEE                              PRINCIPAL OCCUPATION(S) DURING PAST 5     OTHER TRUSTEESHIP(S)
NAME AND YEAR OF BIRTH    SINCE         NAME OF TRUST                         YEARS                             HELD
----------------------   -------        -------------         -------------------------------------     --------------------
Bob R. Baker..........     2004    AIM Variable Insurance    Retired                                  None
  (1936)                           Funds

Frank S. Bayley.......     2001    AIM Variable Insurance    Retired                                  Badgley Funds, Inc.
  (1939)                           Funds                     Formerly:  Partner, law firm of Baker    (registered investment
                                                             & McKenzie                               company) (2 portfolios)

James T. Bunch........     2004    AIM Variable Insurance    Founder, Green, Manning & Bunch Ltd.     None
  (1942)                           Funds                     (investment banking firm); and
                                                             Director, Policy Studies, Inc. and Van
                                                             Gilder Insurance Corporation

Bruce L. Crockett.....     1993    AIM Variable Insurance    Chairman, Crockett Technology            ACE Limited (insurance
  (1944)                           Funds                     Associates (technology consulting        company); Captaris,
                                                             company)                                 Inc. (unified messaging
                                                                                                      provider)

Albert R. Dowden......     2000    AIM Variable Insurance    Director of a number of public and       None
  (1941)                           Funds                     private business corporations,
                                                             including the Boss Group, Ltd.
                                                             (private investment and management),
                                                             Reich & Tang Funds (Chairman)
                                                             (registered investment company) (7
                                                             portfolios), Daily Income Fund (4
                                                             portfolios), California Daily Tax Free
                                                             Income Fund, Inc., Connecticut Daily
                                                             Tax Free Income Fund, Inc., New Jersey
                                                             Daily Municipal Income Fund, Inc.,
                                                             Annuity and Life Re (Holdings), Ltd.
                                                             (insurance company), and Homeowners of
                                                             America Holding Corporation (property
                                                             casualty company)

                                                             Formerly: Director, CompuDyne
                                                             Corporation (provider of products and
                                                             services to the public security
                                                             market); Director, President and Chief
                                                             Executive Officer, Volvo Group North
                                                             America, Inc.; Senior Vice President,
                                                             AB Volvo; Director of various
                                                             affiliated Volvo companies; and
                                                             Director, Magellan Insurance Company

Jack M. Fields........     1997    AIM Variable Insurance    Chief Executive Officer, Twenty First
  (1952)                           Funds                     Century Group, Inc. (government
                                                             affairs company); Owner and Chief
                                                             Executive Officer, Dos Angelos Ranch,
                                                             L.P. (cattle, hunting, corporate
                                                             entertainment); and Discovery Global
                                                             Education Fund (non-profit)
                                                             Formerly:  Chief Executive Officer,      Administaff
                                                             Texana Timber LP (sustainable forestry
                                                             company)

Carl Frischling.......     1993    AIM Variable Insurance    Partner, law firm of Kramer Levin        Director, Reich & Tang
  (1937)                           Funds                     Naftalis and Frankel LLP                 Funds (7 portfolios)

Prema Mathai-Davis....     1998    AIM Variable Insurance    Formerly: Chief Executive Officer,       None
  (1950)                           Funds                     YWCA of the USA

Lewis F. Pennock......     1993    AIM Variable Insurance    Partner, law firm of Pennock & Cooper    None
  (1942)                           Funds

Larry Soll, Ph.D. ....     2004    AIM Variable Insurance    Retired                                  None
  (1942)                           Funds

Raymond Stickel, Jr...     2005    AIM Variable Insurance    Retired                                  None
  (1944)                           Funds
                                                             Formerly: Partner, Deloitte & Touche
                                                             and Director, Mainstay VP Series
                                                             Funds, Inc. (25 portfolios)

  NOMINEES WHO CURRENTLY ARE INTERESTED PERSONS

NAME, YEAR OF BIRTH                                                                                                  OTHER
AND POSITION(S) HELD      TRUSTEE                                                                               TRUSTEESHIP(S)
WITH THE TRUST             SINCE           NAME OF TRUST          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS        HELD
--------------------      -------          -------------          -------------------------------------------   --------------

Martin L. Flanagan(1)..     2007    AIM Variable Insurance       Director, Chief Executive Officer and          None
  (1960)                            Funds                        President, Invesco, Ltd. (ultimate parent of
                                                                 AIM and a global investment management
                                                                 firm); Director, Chief Executive Officer and
                                                                 President, Invesco Holdings Company Ltd.
                                                                 (formerly known as INVESCO PLC); Chairman,
                                                                 A I M Advisors, Inc. (registered investment
                                                                 adviser); and Director, Chairman, Chief
                                                                 Executive Officer and President, IVZ Inc.
                                                                 (holding company) and INVESCO North American
                                                                 Holdings, Inc. (holding company); Chairman
                                                                 and President, INVESCO Group Services, Inc.
                                                                 (service provider); Trustee, The AIM Family
                                                                 of Funds(R); Vice Chairman, Investment
                                                                 Company Institute; and Member of Executive
                                                                 Board, SMU Cox School of Business

                                                                 Formerly: President, Co-Chief Executive
                                                                 Officer, Co-President, Chief Operating
                                                                 Officer and Chief Financial Officer,
                                                                 Franklin Resources, Inc. (global investment
                                                                 management organization) and Chairman,
                                                                 Investment Company Institute

Philip A. Taylor(2)....     2006    AIM Variable Insurance       Director, Chief Executive Officer and          None
  (1954)                            Funds                        President, AIM Mutual Fund Dealer Inc.
                                                                 (registered broker dealer), A I M Advisors,
                                                                 Inc., AIM Funds Management Inc. d/b/a
                                                                 INVESCO Enterprise Services (registered
                                                                 investment adviser and registered transfer
                                                                 agent) and 1371 Preferred Inc. (holding
                                                                 company); Director, Chairman, Chief
                                                                 Executive Officer and President, A I M
                                                                 Management Group Inc. and A I M Capital
                                                                 Management, Inc. (registered investment
                                                                 adviser);  Director and President, INVESCO
                                                                 Funds Group, Inc. (registered investment
                                                                 adviser and registered transfer agent) and
                                                                 AIM GP Canada Inc. (general partner for
                                                                 limited partnership); Director, A I M
                                                                 Distributors, Inc. (registered broker
                                                                 dealer); Director and Chairman, AIM
                                                                 Investment Services, Inc. (registered
                                                                 transfer agent) and INVESCO Distributors,
                                                                 Inc. (registered broker dealer); Director,
                                                                 President and Chairman, IVZ Callco Inc.
                                                                 (holding company), INVESCO Inc. (holding
                                                                 company) and AIM Canada Holdings Inc.
                                                                 (holding company); Director and Chief
                                                                 Executive Officer, AIM Trimark Corporate
                                                                 Class Inc. (formerly AIM Trimark Global Fund
                                                                 Inc.) (corporate mutual fund company) and
                                                                 AIM Trimark Canada Fund Inc. (corporate
                                                                 mutual fund company); Trustee, President and
                                                                 Principal Executive Officer, The AIM Family
                                                                 of Funds(R) (other than AIM Treasurer's
                                                                 Series Trust, Short-Term Investments Trust
                                                                 and Tax-Free Investments Trust); Trustee and
                                                                 Executive Vice President, The AIM Family of
                                                                 Funds(R) (AIM Treasurer's Series Trust,
                                                                 Short-Term Investments Trust and Tax-Free
                                                                 Investments Trust only) ; and Manager,
                                                                 PowerShares Capital Management LLC
                                                                 Formerly:  Director and Chairman, Fund
                                                                 Management Company (former registered broker
                                                                 dealer); President and Principal Executive
                                                                 Officer, The AIM Family of Funds(R) (AIM
                                                                 Treasurer's Series Trust, Short-Term
                                                                 Investments Trust and Tax-Free Investments
                                                                 Trust only); Chairman, AIM Canada Holdings,
                                                                 Inc.; President, AIM Trimark Global Fund
                                                                 Inc. and AIM Trimark Canada Fund Inc.



WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 1?

     The Board, including the independent trustees of the Board, unanimously recommends that you vote "FOR" the 13 nominees listed above.



WHAT ARE THE COMMITTEES OF THE BOARD?

     The Board currently has six standing committees: an Audit Committee, a Compliance Committee, a Governance Committee, an Investments Committee, a Special Market Timing Litigation Committee and a Valuation Committee. Effective January 1, 2008, the Board's Valuation Committee will be reconstituted as a Valuation, Distribution and Proxy Oversight Committee.


----------
  (1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Funds because he is an officer of the adviser to the Funds, and an officer and a director of Invesco, parent of the adviser to the Funds.

  (2) Mr. Taylor is considered an interested person of the Funds because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Funds.

  AUDIT COMMITTEE

     The Audit Committee is separately designated and established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Further, the Audit Committee is comprised entirely of trustees who are not "interested persons" of the Funds as defined in Section 2(a)(19) of the 1940 Act. The current members of the Audit Committee are James T. Bunch, Bruce L. Crockett, Lewis F. Pennock, Dr. Larry Soll, Raymond Stickel, Jr. (Chair), and Ruth H. Quigley (Vice Chair). Effective January 1, 2008, Mr. Bunch will replace Miss Quigley as the Vice Chair of each Audit Committee.

     The Audit Committee's primary purposes are to: (i) oversee qualifications, independence and performance of the independent registered public accountants (the "independent auditors") for the Funds; (ii) appoint independent auditors for the Funds; (iii) pre-approve all permissible non-audit services that are provided to the Funds by their independent auditors to the extent required by
Section 10A(h) and (i) of the Exchange Act; (iv) pre-approve, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Funds' independent auditors to the Funds' investment adviser and certain other affiliated entities; (v) review the audit and tax plans prepared by the independent auditors; (vi) review the Funds' audited financial statements; (vii) review the process that management uses to evaluate and certify disclosure controls and procedures in Form N-CSR; (viii) review the process for preparation and review of the Funds' shareholder reports; (ix) review certain tax procedures maintained by the Funds; (x) review modified or omitted officer certifications and disclosures; (xi) review any internal audits; (xii) establish procedures regarding questionable accounting or auditing matters and other alleged violations; (xiii) set hiring policies for employees and proposed employees of the Funds who are employees or former employees of the independent auditors; and
(xiv) remain informed (a) of the Funds accounting systems and controls, (b) regulatory changes and new accounting pronouncements that affect the Funds' net asset value calculations and financial statement reporting requirements, and (c) communications with regulators regarding accounting and financial reporting matters that pertain to the Funds.

  COMPLIANCE COMMITTEE

     The current members of the Compliance Committee are Frank S. Bayley, Mr. Crockett (Chair), Albert R. Dowden (Vice Chair) and Mr. Stickel.


     The Compliance Committee is responsible for: (i) recommending to the Board and the independent trustees the appointment, compensation and removal of the Funds' Chief Compliance Officer; (ii) recommending to the independent trustees the appointment, compensation and removal of the Funds' Senior Officer appointed pursuant to the terms of the Assurances of Discontinuance entered into by the New York Attorney General, AIM and INVESCO Funds Group, Inc. ("IFG"); (iii) recommending to the independent trustees the appointment and removal of AIM's independent Compliance Consultant (the "Compliance Consultant") and reviewing the report prepared by the Compliance Consultant upon its compliance review of AIM (the "Report") and any objections made by AIM with respect to the Report;
(iv) reviewing any report prepared by a third party who is not an interested person of AIM, upon the conclusion by such third party of a compliance review of AIM; (v) reviewing all reports on compliance matters from the AIM Funds' Chief Compliance Officer, (vi) reviewing all recommendations made by the Senior Officer regarding AIM's compliance procedures, (vii) reviewing all reports from the Senior Officer of any violations of state and federal securities laws, the Colorado Consumer Protection Act, or breaches of AIM's fiduciary duties to Fund shareholders and of AIM's Code of Ethics; (viii) overseeing all of the compliance policies and procedures of the Funds and their service providers adopted pursuant to Rule 38a-1 of the 1940 Act; (ix) from time to time, reviewing certain matters related to redemption fee waivers and recommending to the Board whether or not to approve such matters; (x) receiving and reviewing quarterly reports on the activities of AIM's Internal Compliance Controls Committee; (xi) reviewing all reports made by AIM's Chief Compliance Officer;
(xii) reviewing and recommending to the independent trustees whether to approve procedures to investigate matters brought to the attention of AIM's ombudsman;
(xiii) risk management oversight with respect to the Funds and, in connection therewith, receiving and overseeing risk management reports from Invesco that are applicable to the Funds or their service providers; and (xiv) overseeing potential conflicts of interest that are reported to the Compliance Committee by AIM, the Chief Compliance Officer, the Senior Officer and/or the Compliance Consultant.


  GOVERNANCE COMMITTEE

     The Governance Committee is comprised entirely of trustees who are not "interested persons" of the Funds as defined in Section 2(a)(19) of the 1940 Act. The current members of the Governance Committee are Messrs. Bob R. Baker, Bayley, Dowden (Chair), Jack M. Fields (Vice Chair), Carl Frischling and Dr. Prema Mathai-Davis.

     The Governance Committee is responsible for: (i) nominating persons who will qualify as independent trustees for (a) election as trustees in connection with meetings of shareholders of the Funds that are called to vote on the election of trustees, (b) appointment by the Board to fill vacancies that arise between meetings of shareholders; (ii) reviewing the size of the Board, and recommending to the Board whether the size of the Board shall be increased or decreased; (iii) nominating the Chair of the Board; (iv) monitoring the composition of the Board and each committee of the Board, and monitoring the qualifications of all trustees; (v) recommending persons to serve as members of each committee of the Board (other than the Compliance Committee), as well as persons who shall serve as the chair and vice chair of each such committee; (vi) reviewing and recommending the amount of compensation payable to the independent trustees; (vii) overseeing the selection of independent legal counsel to the independent trustees; (viii) reviewing and approving the compensation paid to independent legal counsel to the independent trustees; (ix) reviewing and approving the compensation paid to counsel and other advisers, if any, to the Committees of the Board; and (x) reviewing as they deem appropriate administrative and/or logistical matters pertaining to the operations of the Board.

     The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. The Governance Committee will evaluate nominees recommended by a shareholder to serve as trustees in the same manner as they evaluate nominees identified by the Governance Committee.

     In seeking out potential nominees and in nominating persons to serve as independent trustees of the Funds, the Governance Committee will not discriminate against any person based on his or her race, religion, national origin, gender, physical disability and other factors not relevant to the person's ability to serve as an independent trustee. Evaluation by the Governance Committee of a person as a potential nominee to serve as an independent trustee, including a person nominated by a shareholder, should result in the following findings by the Governance Committee: (i) that, if such nominee is elected or appointed, at least 75% of the trustees will be independent trustees; (ii) that the person is otherwise qualified under applicable laws and regulations to serve as a trustee of the Funds; (iii) that the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a trustee; (iv) with respect to potential nominees who will serve as members of the Audit Committee of the Funds, that the person meets the requirements set forth in the Funds' Audit Committee charter for service on such Committee; (v) that the person can make a positive contribution to the Board and the Funds, with consideration being given to the person's business experience, education and such other factors as the Governance Committee may consider relevant; (vi) that the person is of good character and high integrity; and (vii) that the person has desirable personality traits including independence, leadership and the ability to work with the other members of the Board.

     Consistent with the 1940 Act, the Governance Committee can consider recommendations from management in its evaluation process.

     Notice procedures set forth in the Trust's bylaws require that any shareholder of a Fund desiring to nominate a trustee for election at a shareholder meeting must submit to the Trust's Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting. The notice must set forth: (i) as to each person whom the shareholder proposes to nominate for election or reelection as a trustee all information relating to such person that is required to be disclosed in solicitations of proxies for election of trustees in an election contest, or is otherwise required, in each case pursuant to Regulation 14A of the Securities Exchange Act of 1934 (including such person's written consent to being named in the proxy statement as a nominee and to serving as a trustee if elected); and (ii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made:
(a) the name and address of such shareholder, as they appear on the Trust's books, and of such beneficial owner; and (b) the number of shares of each series portfolio of the Trust which are owned of record or beneficially by such shareholder and such beneficial owner.


     A current copy of the Governance Committees' Charter is available at http://www.aiminvestments.com. Go to this site, access the About Us tab, and click on Charter of the Governance Committees.


  INVESTMENTS COMMITTEE

     The current members of the Investments Committee are Messrs. Baker (Vice Chair), Bayley (Chair), Bunch, Crockett, Dowden, Fields, Martin L. Flanagan, Frischling, Pennock, Stickel, Philip A. Taylor, Drs. Mathai-Davis (Vice Chair) and Soll, and Miss Quigley (Vice Chair). Effective January 1, 2008, Dr. Soll will replace Miss Quigley as a Vice Chair of each Investments Committee.

     The Investments Committee's primary purpose is to: (i) assist the Board in its oversight of the investment management services provided by AIM as well as any sub-advisers; and (ii) review all proposed and existing advisory and sub-advisory arrangements for the Funds, and to recommend what action the full Board and the independent trustees take regarding the approval of all such proposed arrangements and the continuance of all such existing arrangements.

     The Investments Committee has established three Sub-Committees. Each Sub-Committees is responsible for: (i) reviewing the performance, fees and expenses of the Funds that have been assigned to a particular Sub-Committee (for each Sub-Committee, the "Designated Funds"), unless the Investments Committee takes such action directly; (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies and limitations of the Designated Funds; (iii) evaluating the investment advisory and sub-advisory arrangements in effect or proposed for the Designated Funds, unless the Investments Committee takes such action directly; (iv) being familiar with the registration statements and periodic shareholder reports applicable to their Designated Funds; and (v) such other investment-related matters as the Investments Committee may delegate to the Sub-Committee from time to time.

  SPECIAL MARKET TIMING LITIGATION COMMITTEE

     The current members of the Special Market Timing Litigation Committee are Messrs. Bayley, Bunch (Chair), Crockett and Dowden (Vice Chair).

     The Special Market Timing Litigation Committee is responsible: (i) for receiving reports from time to time from management, counsel for management, counsel for the AIM Funds and special counsel for the independent trustees, as applicable, related to (a) the civil lawsuits, including purported class action and shareholder derivative suits, that have been filed against the AIM Funds concerning alleged excessive short term trading in shares of the AIM Funds ("market timing") and (b) the civil enforcement actions and investigations related to market timing activity in the AIM Funds that were settled with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, and for recommending to the independent trustees what actions, if any, should be taken by the AIM Funds in light of all such reports; (ii) for overseeing the investigation(s) on behalf of the independent trustees by special counsel for the independent trustees and the independent trustees' financial expert of market timing activity in the AIM Funds, and for recommending to the independent trustees what actions, if any, should be taken by the AIM Funds in light of the results of such investigation(s); (iii) for (a) reviewing the methodology developed by AIM's Independent Distribution Consultant (the "Distribution Consultant") for the monies ordered to be paid under the settlement order with the SEC, and making recommendations to the independent trustees as to the acceptability of such methodology and (b) recommending to the independent trustees whether to consent to any firm with which the Distribution Consultant is affiliated entering into any employment, consultant, attorney-client, auditing or other professional relationship with AIM, or any of its present or former affiliates, directors, officers, employees or agents acting in their capacity as such for the period of the Distribution Consultant's engagement and for a period of two years after the engagement; and (iv) for taking reasonable steps to ensure that any AIM Fund which the Special Market Timing Litigation Committee determines was harmed by improper market timing activity receives what the Special Market Timing Litigation Committee deems to be full restitution.


  VALUATION COMMITTEE (IN PLACE PRIOR TO JANUARY 1, 2008)

     The current members of the Valuation Committee are Messrs. Bunch, Pennock (Vice Chair), Soll, Taylor and Miss Quigley (Chair).

     The Valuation Committee is responsible for: (i) developing a sufficient knowledge of the valuation process and of AIM's Procedures for Valuing Securities (Pricing Procedures) (the "Pricing Procedures") in order to carry out their responsibilities; (ii) periodically reviewing information provided by AIM or other advisers regarding industry developments in connection with valuation and pricing, and making recommendations to the Board with respect to the Pricing Procedures based upon such review; (iii) reviewing the reports described in the Pricing Procedures and other information from AIM regarding fair value determinations made pursuant to the Pricing Procedures by AIM's internal valuation committee, and reporting to and making recommendations to the Board in connection with such reports; (iv) receiving the reports of AIM's internal valuation committee requesting approval of any changes to pricing vendors or pricing methodologies as required by the Pricing Procedures, receiving the annual report of AIM evaluating the pricing vendors, and approving changes to pricing vendors and pricing methodologies as provided in the Pricing Procedures and recommending the pricing vendors for approval by the Board annually; (v) upon request of AIM, assisting AIM's internal valuation committee and/or the Board in resolving particular fair valuation issues; (vi) receiving any reports of concerns by AIM's internal valuation committee regarding actual or potential conflicts of interest by investment personnel or others that could color their input or recommendations regarding pricing issues, and receiving information from AIM disclosing differences between valuation and pricing procedures used for the Funds and private funds, if any, advised by AIM for which AIM Fund administration has exclusive accounting responsibility, and the reasons for such differences; and (vii) in each of the foregoing areas, making regular reports to the Board.

  VALUATION, DISTRIBUTION AND PROXY OVERSIGHT COMMITTEE (EFFECTIVE JANUARY 1,
  2008)

     The Board has appointed Messrs. Baker, Bunch, Fields, Frischling (Chair), Pennock (Vice Chair), and Taylor, and Drs. Mathai-Davis and Soll to be the members of the Valuation, Distribution and Proxy Oversight Committee, effective January 1, 2008.

     The primary purposes of the Valuation, Distribution and Proxy Oversight Committee are: (a) to address issues requiring action or oversight by the Board of the AIM Funds (i) in the valuation of the AIM Funds' portfolio securities consistent with the Pricing Procedures, (ii) in the oversight of creation and maintenance by the principal underwriter of the AIM Funds of an effective distribution and marketing system to build and maintain an adequate asset base and to create and maintain economies of scale for the AIM Funds, (iii) in the review of existing distribution arrangements for the AIM Funds under Rule 12b-1 and Section 15 of the 1940 Act, and (iv) in the oversight of proxy voting on portfolio securities of the Funds; and (b) to make regular reports to the full Boards of the AIM Funds.

     The Valuation, Distribution and Proxy Oversight Committee is responsible for: (a) with regard to valuation, (i) developing an understanding of the valuation process and the Pricing Procedures, (ii) reviewing the Pricing Procedures and making recommendations to the full Boards with respect thereto,
(iii) reviewing the reports described in the Pricing Procedures and other information from AIM regarding fair value determinations made pursuant to the Pricing Procedures by AIM's internal valuation committee and making reports and recommendations to the full Boards with respect thereto, (iv) receiving the reports of AIM's internal valuation committee requesting approval of any changes to pricing vendors or pricing methodologies as required by the Pricing Procedures and the annual report of AIM evaluating the pricing vendors, approving changes to pricing vendors and pricing methodologies as provided in the Pricing Procedures, and recommending annually the pricing vendors for approval by the full Boards; (v) upon request of AIM, assisting AIM's internal valuation committee or the full Boards in resolving particular fair valuation issues; (vi) reviewing the reports described in the Procedures for Determining the Liquidity of Securities (the "Liquidity Procedures") and other information from AIM regarding liquidity determinations made pursuant to the Liquidity Procedures by AIM and making reports and recommendations to the full Boards with respect thereto, and (vii) overseeing actual or potential conflicts of interest by investment personnel or others that could affect their input or recommendations regarding pricing or liquidity issues; (b) with regard to distribution, (i) developing an understanding of mutual fund distribution and marketing channels and legal, regulatory and market developments regarding distribution, (ii) reviewing periodic distribution and marketing determinations and annual approval of distribution arrangements and making reports and recommendations to the full Boards with respect thereto, and (iii) reviewing other information from the principal underwriter to the AIM Funds regarding distribution and marketing of the AIM Funds and making recommendations to the full Boards with respect thereto; and (c) with regard to proxy voting, (i) overseeing the implementation of the Proxy Voting Guidelines (the "Guidelines") and the Proxy Policies and Procedures (the "Proxy Procedures") by AIM and other advisers, reviewing the Quarterly Proxy Voting Report and making recommendations to the full Boards with respect thereto, (ii) reviewing the Guidelines and the Proxy Procedures and information provided by AIM or other advisers regarding industry developments and best practices in connection with proxy voting and making recommendations to the full Boards with respect thereto, and (iii) in implementing its responsibilities in this area, assisting AIM in resolving particular proxy voting issues.

HOW OFTEN DID THE BOARD AND ITS COMMITTEES MEET?

     The following table sets forth information regarding the number of meetings held by the Board and each committee of the Board for the Trust's most recently completed fiscal year. All of the current trustees then serving attended at least 75% of the meetings of the Board or applicable committee held during the most recent fiscal year.

                                                                                                 SPECIAL MARKET
                                                                                                     TIMING
                                                   AUDIT    COMPLIANCE  GOVERNANCE  INVESTMENTS    LITIGATION    VALUATION
                                          BOARD  COMMITTEE   COMMITTEE   COMMITTEE   COMMITTEE      COMMITTEE    COMMITTEE
                                          -----  ---------  ----------  ----------  -----------  --------------  ---------
AIM VARIABLE INSURANCE FUNDS(1).........    10       7           7           9           7              1            7



--------

   (1) Information disclosed is for the fiscal year ended December 31, 2006.

     The Funds normally do not hold annual shareholders' meetings; however, to the extent that the Funds do hold annual shareholder meetings, the trustees are encouraged, but not required to attend such meetings.

HOW DO SHAREHOLDERS COMMUNICATE WITH THE BOARD?


     The Board provides a process for shareholders to send communications to the Board. If any shareholder wishes to communicate with the Board or with an individual trustee, such shareholder should send his, her or its communications to Ivy B. McLemore, Senior Vice President, Corporate Communications. Communications made to Mr. McLemore may be communicated by telephone, e-mail or regular mail to the following address: A I M Management Group Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173, (713) 214-1904,
ivy.mclemore@aiminvestments.com. All shareholder communications received by Mr. McLemore shall be promptly forwarded to the Legal Department, which shall then promptly forward such shareholder communications to the individual trustee of the Fund to whom they were addressed or to the full Board.


WHAT ARE TRUSTEES AND OFFICERS PAID FOR THEIR SERVICES?

     Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a trustee, which consists of an annual retainer and meeting fees. The Chair of the Board and Chairs and Vice Chairs of certain committees receive additional compensation for their services in such capacities.

     Information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2006 is found in Exhibit B. Exhibit B also provides information regarding compensation paid to Russell C. Burk, the Funds' Senior Vice President and Senior Officer, during the year ended December 31, 2006.

DO THE TRUSTEES HAVE A RETIREMENT PLAN?

     The trustees have adopted a retirement plan for the trustees of the Trust who are not affiliated with AIM. The trustees have also adopted a retirement policy that permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the trustees may extend from time to time the retirement date of a trustee.

     Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trust and/or other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. Effective January 1, 2006, for retirements after December 31, 2005, the retirement benefits will equal 75% of the trustee's annual retainer paid or accrued by any Covered Fund during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The amount of the annual retirement benefit does not include additional compensation paid for Board meeting fees or compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain Board committees, whether such amounts are paid directly to the trustee or deferred. The annual retirement benefit is payable in quarterly installments for a number of years equal to the lesser of (i) sixteen years or (ii) the number of such trustee's credited years of service. If a trustee dies prior to receiving the full amount of retirement benefits, the remaining payments will be made to the deceased trustee's designated beneficiary for the same length of time that the trustee would have received the payments, based on his or her service. A trustee must have attained the age of 65 (60 in the event of death or disability) to receive any retirement benefit. A trustee may make an irrevocable election to commence payment of retirement benefits upon retirement from the Board before age 72, subject to a reduction for early payment.

DO ANY TRUSTEES HAVE DEFERRED COMPENSATION AGREEMENTS?


     Messrs. Crockett, Edward K. Dunn (a former trustee), Fields, Frischling and Drs. Mathai-Davis and Soll (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account and deemed to be invested in one or more AIM Funds selected by the Deferring Trustees. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.


WHO ARE THE TRUST'S INDEPENDENT PUBLIC ACCOUNTANTS?

     The Audit Committees of the Board of AIM Variable Insurance Funds has appointed PricewaterhouseCoopers LLP ("PwC") as such Trust's independent public accountants for the fiscal year ending December 31, 2007.

     Representatives of PwC are expected to be available at the Special Meeting and to have the opportunity to make a statement and respond to appropriate questions from the shareholders.

     The Audit Committee of the Board has considered whether the provision of the services below is compatible with maintaining the independence of PwC.

WHAT DID PWC BILL AIM VARIABLE INSURANCE FUNDS?

     PwC billed AIM Variable Insurance Funds aggregate fees for services rendered to AIM Variable Insurance Funds for the last two fiscal years as follows:

                                                                                                    PERCENTAGE OF FEES
                                                          PERCENTAGE OF FEES                        BILLED APPLICABLE
                                       FEES BILLED FOR   BILLED APPLICABLE TO    FEES BILLED FOR       TO NON-AUDIT
                                           SERVICES       NON-AUDIT SERVICES        SERVICES        SERVICES PROVIDED
                                         RENDERED TO      PROVIDED FOR FISCAL      RENDERED TO     FOR FISCAL YEAR END
                                         AIM VARIABLE        YEAR END 2006        AIM VARIABLE       2005 PURSUANT TO
                                       INSURANCE FUNDS    PURSUANT TO WAIVER        INSURANCE         WAIVER OF PRE-
                                          FOR FISCAL        OF PRE-APPROVAL     FUNDS FOR FISCAL         APPROVAL
                                        YEAR END 2006       REQUIREMENT(1)        YEAR END 2005       REQUIREMENT(1)
                                       ---------------   --------------------   ----------------   -------------------
Audit Fees...........................      $545,011               N/A               $579,732               N/A
Audit-Related Fees...................      $      0                 0%              $      0                 0%
Tax Fees(2)..........................      $108,107                 0%              $108,332                 0%
All Other Fees.......................      $      0                 0%              $      0                 0%
                                           --------                                 --------
Total Fees...........................      $653,118                 0%              $687,627                 0%
                                           --------                                 --------




PwC billed AIM Variable Insurance Funds aggregate non-audit fees of $108,107 for the fiscal year ended 2006, and $108,332 for the fiscal year ended 2005, for non-audit services rendered to AIM Variable Insurance Funds.

--------

   (1) For the provision of non-audit services to AIM Variable Insurance Funds, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by AIM Variable Insurance Funds at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by AIM Variable Insurance Funds to PwC during a fiscal year, and (iii) such services are promptly brought to the attention of AIM Variable Insurance Funds' Audit Committee and approved by the Audit Committee prior to the completion of the audit.

   (2) Tax fees for the fiscal year end December 31, 2006 include fees billed for reviewing tax returns and consultation services. Tax fees for fiscal year end December 31, 2005 include fees billed for reviewing tax returns.

WHAT DID PWC BILL AIM AND AIM AFFILIATES?

     PwC did not bill any fees for non-audit services to AIM or any entity controlling, controlled by or under common control with AIM that provides ongoing services to the Funds for the last two fiscal years ended December 31, 2006 and December 31, 2005 for AIM Variable Insurance Funds.

     The Audit Committee's Pre-Approval of Audit and Non-Audit Services Policies and Procedures are set forth in Appendix I.

                                   PROPOSAL 2

                    APPROVAL OF A NEW SUB-ADVISORY AGREEMENT

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON PROPOSAL 2?

     Proposal 2 applies to the shareholders of all Funds.

WHAT AM I BEING ASKED TO APPROVE?


     The Board recommends that you approve for your Fund a new investment sub-advisory agreement (the proposed sub-advisory agreement) between AIM and each of AIM Funds Management Inc.; INVESCO Asset Management Deutschland, GmbH; Invesco Asset Management Ltd.; Invesco Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco Institutional (N.A.) Inc.; and Invesco Senior Secured Management, Inc. (collectively, the "Affiliated Sub-Advisers").


     The form of the proposed sub-advisory agreement is set forth in Appendix
II. Each Fund's advisory agreement with AIM expressly permits AIM to delegate any or all of its rights, duties or obligations under the advisory agreement to one or more sub-advisers and also expressly permits AIM to replace sub-advisers from time to time in its discretion, in accordance with applicable law.

HOW WILL THE PROPOSED SUB-ADVISORY AGREEMENT BENEFIT MY FUND?

     The Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, have been formed in part for the purpose of researching and compiling information and making recommendations (i) on the markets and economies of various countries and securities of companies located in such countries and/or (ii) on various types of investments and investment techniques, and providing investment advisory services. AIM and the Board believe that the proposed sub-advisory agreement will benefit the Funds and their shareholders by permitting AIM to utilize the additional resources and talent of the Affiliated Sub-Advisers in managing the Funds.

     Because AIM will pay all of the sub-advisory fees of the Affiliated Sub Advisers, the proposed sub-advisory agreement will not affect the fees the Funds pay to AIM pursuant to their advisory agreements.

     The proposed sub-advisory agreement would allow AIM and the Funds to receive investment advice and research services from the Affiliated Sub-Advisers and would also permit AIM to grant one or more of the Affiliated Sub-Advisers investment management authority for a particular Fund if AIM believes doing so would benefit the Fund and its shareholders. The sub-advisory fees payable under the proposed sub-advisory agreements will have no direct effect on the Funds or their shareholders, as they are paid by AIM to the Affiliated Sub-Advisers.

     AIM and the Board believe that the proposed sub-advisory agreement, if approved by shareholders, will provide AIM with increased flexibility in assigning portfolio managers to the Funds and will give the Funds access to portfolio managers and investment personnel located in other offices, including those outside the United States, who may have more specialized expertise on local companies, markets and economies or on various types of investments and investment techniques. Additionally, AIM and the Board believe that the Funds and their shareholders may benefit from giving the Affiliated Sub-Advisers the ability to execute portfolio transactions for the Funds from offices located outside the United States. This ability should enable the Funds to participate more fully in trading sessions of foreign exchanges and to react more quickly to changing market conditions around the world.

     Each Fund's current portfolio managers are disclosed in the Fund's prospectus. Any changes to a Fund's portfolio managers also will be disclosed in the Fund's prospectus.

WHO ARE THE PROPOSED SUB-ADVISERS?

     AIM Funds Management Inc. ("AFM") is a company incorporated in the province of Ontario and has its principal office at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7. AFM has been an investment adviser since 1994.

     INVESCO Asset Management Deutschland, GmbH ("INVESCO Deutschland") is a German corporation with limited liability and has its principal office at Bleichstrasse 60-62, Frankfurt, Germany 60313. INVESCO Deutschland has been an investment adviser since 1998.

     INVESCO Asset Management Ltd. ("IAML") is a United Kingdom corporation and has its principal office at 30 Finsbury Square, London, EC2A 1AG, United Kingdom. IAML has been an investment adviser since 2001.


     Invesco Asset Management (Japan) Limited ("Invesco Japan") is a Japanese corporation and has its principal office at 25(th) Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan. Invesco Japan has been an investment adviser since 1996.



     Invesco Australia Limited ("Invesco Australia") is an Australian public limited company and has its principal office at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia. Invesco Australia has been an investment adviser since 1983.

     Invesco Global Asset Management (N.A.), Inc. ("IGAM") is a company incorporated in the state of Delaware and has its principal office at 1360 Peachtree Street, Suite 100, Atlanta, Georgia 30309. IGAM has been an investment adviser since 1997.



     Invesco Hong Kong Limited ("Invesco Hong Kong") is a Hong Kong corporation and has its principal office at 32(nd) Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong. Invesco Hong Kong has been an investment adviser since 1994.



     Invesco Institutional (N.A.), Inc. ("IINA") is a company incorporated in the state of Delaware and has its principal office at One Midtown Plaza, 1360 Peachtree Street, N.E., Atlanta, Georgia 30309. IINA has been an investment adviser since 1988.



     Invesco Senior Secured Management, Inc. ("ISSM") is a company incorporated in the state of Delaware and has its principal office at 1166 Avenue of the Americas, New York, New York 10036. ISSM has been as an investment adviser since 1992.



     Each of the Affiliated Sub-Advisers other than Invesco Australia currently is registered with the SEC as an investment adviser. As required by the terms of the proposed sub-advisory agreement, Invesco Australia will be so registered prior to providing any services to any of the Funds under the proposed sub-advisory agreement.



     Each of the Affiliated Sub-Advisers is an indirect wholly owned subsidiary of Invesco and an affiliate of AIM, the Funds' investment adviser. AIM is an indirect wholly owned subsidiary of Invesco. Invesco is a Bermuda company and has its principal office at 1360 Peachtree Street NE, Atlanta, Georgia 30309. Invesco and its subsidiaries comprise one of the world's largest independent investment management organizations, with approximately $521.1 billion in assets under management as of October 31, 2007.


     A list of the names, addresses and principal occupations of the principal executive officer and directors of each Affiliated Sub-Adviser is in Exhibit C.


WHICH TRUSTEES AND OFFICERS OF THE TRUST HAVE AN EQUITY INTEREST IN INVESCO OR ARE OFFICERS AND/OR DIRECTORS OF THE AFFILIATED SUB-ADVISERS?



     The following table lists the current trustees and executive officers of the Trust who own shares of Invesco and/or options to purchase shares of Invesco. The table also lists those current trustees and executive officers of the Trust who are also officers and/or directors of an Affiliated Sub-Adviser.


                                                       POSITION HELD WITH AFFILIATED SUB-
NAME AND POSITION(S) HELD WITH THE TRUST               ADVISER(S)
----------------------------------------               ----------------------------------
Martin L. Flanagan...................................  None
  Trustee
Philip A. Taylor.....................................  Director and officer of AFM
  Trustee, President and Principal Executive Officer
Sidney M. Dilgren....................................  None
  Vice President, Treasurer and Principal Financial
  Officer
John M. Zerr.........................................  None
  Senior Vice President, Chief Legal Officer and
  Secretary
Lisa O. Brinkley.....................................  None
  Vice President
Kevin M. Carome......................................  None
  Vice President
Karen Dunn Kelley....................................  None
  Vice President
Todd L. Spillane.....................................  Chief Compliance Officer of IGAM,
  Chief Compliance Officer                             IINA and ISSM
Lance A. Rejsek......................................  None
  Anti-Money Laundering Compliance Officer


WHO IS YOUR FUND'S CURRENT SUB-ADVISER?


     One of the Funds has an existing sub-advisory agreement in place between AIM and one of the Affiliated Sub-Advisers (the existing sub-advisory agreement) as follows:


Name of Fund                                     Affiliated Sub-Adviser
------------                                     ----------------------
AIM V.I. Global Real Estate Fund                 Invesco Institutional (N.A.), Inc.



     If Proposal 2 is approved by shareholders of AIM V.I. Global Real Estate Fund, AIM will terminate the existing sub-advisory agreement for such Fund and the proposed sub-advisory agreement will replace the existing sub-advisory agreement. If Proposal 2 is not approved by shareholders of AIM V.I. Global Real Estate Fund, the existing sub-advisory agreement will continue in effect for such Fund.


     Exhibit D indicates the date on which IINA became the sub-adviser to AIM V.I. Global Real Estate Fund. Exhibit D also indicates the date on which and the purposes for which shareholders last voted on the existing sub-advisory agreement for AIM V.I. Global Real

Estate Fund. The Board, including a majority of the independent trustees, last approved the continuance of the existing sub-advisory agreement for AIM V.I. Global Real Estate Fund on June 27, 2007.


WHAT ARE THE TERMS OF THE PROPOSED SUB-ADVISORY AGREEMENT?

     The primary terms of the proposed sub-advisory agreement are as follows:

     - The proposed sub-advisory agreement provides that AIM may, in its discretion, appoint each Affiliated Sub-Adviser to provide one or more of the following services: (i) investment advice to one or more of the Funds for all or a portion of its investments; (ii) placing orders for the purchase and sale of portfolio securities or other investments for one or more of the Funds; or (iii) discretionary investment management of all or a portion of the investments of one or more of the Funds. The proposed sub-advisory agreement provides that the services and the portion of the investments of each Fund to be advised or managed by each Affiliated Sub-Adviser shall be as agreed from time to time by AIM and the Affiliated Sub-Advisers. With respect to the portion of the investments of a Fund under its management, each Affiliated Sub-Adviser is authorized to: (i) make investment decisions on behalf of the Fund with regard to any stock, bond, other security or investment instrument, including but not limited to foreign currencies, futures, options and other derivatives, and with regard to borrowing money; (ii) place orders for the purchase and sale of securities or other investment instruments with such brokers and dealers as the Affiliated Sub-Adviser may select; and (iii) upon the request of AIM, provide additional investment management services to the Fund, including but not limited to managing the Fund's cash and cash equivalents and lending securities on behalf of the Fund.

     - Each Affiliated Sub-Adviser will agree under the proposed sub-advisory agreement, that, in placing orders with brokers and dealers, it will attempt to obtain the best net result in terms of price and execution. Consistent with this obligation, each Affiliated Sub-Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who sell shares of the Funds or provide the Funds, AIM's other clients, or an Affiliated Sub-Adviser's other clients with research, analysis, advice and similar services. Each Affiliated Sub-Adviser may pay to brokers and dealers, in return for such research and analysis, a higher commission or spread than may be charged by other brokers and dealers, subject to such Affiliated Sub-Adviser determining in good faith that such commission or spread is reasonable in terms either of the particular transaction or of the overall responsibility of AIM and such Affiliated Sub-Adviser to the Funds and their other clients and that the total commissions or spreads paid by each Fund will be reasonable in relation to the benefits to the Fund over the long term.

     - The proposed sub-advisory agreement requires that whenever an Affiliated Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of a Fund and one or more other accounts advised by such Affiliated Sub-Adviser, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account.


     - The proposed sub-advisory agreement permits each Affiliated Sub-Adviser to perform any or all of the services contemplated by the proposed sub-advisory agreement, including but not limited to providing investment advice to the Funds and placing orders for the purchase and sale of portfolio securities for the Funds, directly or through such of its subsidiaries or other affiliates, including each of the other Affiliated Sub-Advisers, as such Affiliated Sub-Adviser determines.


     - The proposed sub-advisory agreement requires that, in all matters relating to its performance, each Affiliated Sub-Adviser act in conformity with the Agreement and Declaration of Trust, By-Laws and Registration Statement of the Trust and with the instructions and directions of AIM and the Board and that each Affiliated Sub-Adviser comply with the requirements of the 1940 Act, the rules, regulations, exemptive orders and no-action positions thereunder, and all other applicable laws and regulations.

     - The proposed sub-advisory agreement provides that, to the extent an Affiliated Sub-Adviser provides only investment advice or trading services to AIM and the Funds, it will do so for no compensation from either AIM or the Funds.

     - The proposed sub-advisory agreement provides that, to the extent an Affiliated Sub-Adviser manages a portion of a Fund's investments, the fee that AIM will pay such Affiliated Sub-Adviser, computed daily and paid monthly, will equal (i) 40% of the monthly compensation that AIM receives from the applicable Trust pursuant to its advisory agreement with such Trust, multiplied by (ii) a fraction equal to the net assets of such Fund as to which the Affiliated Sub-Adviser shall have provided discretionary investment management services for that month divided by the net assets of such Fund for that month. In no event shall the aggregate monthly fees paid to the Affiliated Sub-Advisers under the proposed sub-advisory agreement exceed 40% of the monthly compensation AIM receives from the applicable Trust pursuant to its advisory agreement with the Trust, as reduced to reflect contractual or voluntary fee waivers or expense limitations by AIM, if any. The proposed sub-advisory agreement further provides that if, for any fiscal year of a Trust, the amount of the advisory fee that a Fund would otherwise be obligated to pay to AIM is reduced because of contractual or voluntary fee waivers or expense limitations by AIM, the fee payable to each Affiliated Sub-Adviser will be reduced proportionately; and to the extent that AIM reimburses a Fund as a result of such expense limitations, such Affiliated Sub-Adviser will reimburse AIM for such reimbursement payments in the same proportion that the fee payable to such Affiliated Sub-Adviser bears to the advisory fee.

     - The proposed sub-advisory agreement requires each Affiliated Sub-Adviser to maintain all books and records of the securities transactions of the Funds in compliance with the requirements of the federal securities laws and to furnish the Board and AIM with periodic and special reports as the Board or AIM reasonably may request.

     - The proposed sub-advisory agreement requires each Sub-Adviser to maintain compliance procedures for the Funds that it and AIM reasonably believe are adequate to ensure compliance with the federal securities laws and the investment objective(s) and policies as stated in the Funds' prospectuses and statements of additional information.

     - The proposed sub-advisory agreement requires each Affiliated Sub-Adviser at its expense to make available to the Board and AIM at reasonable times its portfolio managers and other appropriate investment personnel, either in person or, at the mutual convenience of AIM and the Affiliated Sub-Adviser, by telephone, in order to review the investment policies, performance and other investment related information regarding the Funds and to consult with the Board and AIM regarding the Funds' investment affairs, including economic, statistical and investment matters related to the Affiliated Sub-Adviser's duties, and to provide periodic reports to AIM relating to the investment strategies it employs.

     - The proposed sub-advisory agreement requires each Affiliated Sub-Adviser to assist in the fair valuation of portfolio securities held by the Funds.

     - The proposed sub-advisory agreement requires each Affiliated Sub-Adviser, upon AIM's request, to review draft reports to shareholders and other documents and provide comments on a timely basis.

     - The proposed sub-advisory agreement includes an express representation and warranty by each Affiliated Sub-Adviser that it has adopted a code of ethics meeting the requirements of applicable law.

     - The proposed sub-advisory agreement requires each Affiliated Sub-Adviser, unless otherwise directed by AIM or the Board, to vote all proxies received in accordance with AIM's proxy voting policy or, if the Affiliated Sub-Adviser has a proxy voting policy approved by the Board, such Affiliated Sub-Adviser's proxy voting policy.

     - The proposed sub-advisory agreement requires each Affiliated Sub-Adviser to provide the Funds' custodian on each business day with information relating to all transactions concerning the assets of the Funds.

     - The proposed sub-advisory agreement provides that AIM and each Affiliated Sub-Adviser have signed one sub-advisory agreement for administrative convenience to avoid a multiplicity of documents, but that it is understood and agreed that the proposed sub-advisory agreement shall constitute a separate sub-advisory agreement between AIM and each Sub-Adviser with respect to each Fund.

     The proposed sub-advisory agreement will continue from year to year for your Fund only if continuance is specifically approved at least annually by (i) the Board or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of your Fund, and (ii) the vote of a majority of independent trustees cast at a meeting called for that purpose. The proposed sub-advisory agreement is terminable for any Fund or any Affiliated Sub-Adviser:
(i) by vote of the Board or by a vote of a majority of the outstanding voting securities of such Fund(s) on sixty days' written notice to such Affiliated Sub-Adviser(s); or (ii) by AIM on sixty days' written notice to such Affiliated Sub-Adviser(s); or (iii) by an Affiliated Sub-Adviser on sixty days' written notice to the Trust. Should the proposed sub-advisory agreement be terminated for an Affiliated Sub-Adviser, AIM will assume the duties and responsibilities of such Affiliated Sub-Adviser unless and until AIM appoints another Affiliated Sub-Adviser to perform such duties and responsibilities. In addition, the proposed sub-advisory agreement will terminate automatically if assigned.

HOW DO THE TERMS OF THE EXISTING SUB-ADVISORY AGREEMENT FOR AIM V.I. GLOBAL REAL ESTATE FUND DIFFER FROM THOSE OF THE PROPOSED SUB-ADVISORY AGREEMENT?

     AIM V.I. Global Real Estate Fund has an existing sub-advisory agreement in place between AIM and IINA. Although certain terms and provisions in the proposed sub-advisory agreement and the existing sub-advisory agreement are described slightly differently, there are few substantive differences between them. The primary differences between the existing sub-advisory agreement and the proposed sub-advisory agreement are as follows:


     - The proposed sub-advisory agreement replaces IINA as the sub-adviser for AIM V.I. Global Real Estate Fund with the full slate of nine Affiliated Sub-Advisers as the sub-advisers for AIM V.I. Global Real Estate Fund and each other Fund. In addition, the compensation payable to IINA under the existing sub-advisory agreement is 40% of the compensation paid by AIM V.I. Global Real Estate Fund to AIM pursuant to its advisory agreement with the Trust, while the proposed advisory agreement divides this same 40% rate among those Affiliated Sub-Advisers who provided discretionary investment management services to the Funds during a particular month.


     - The proposed sub-advisory agreement provides that AIM may, in its discretion, appoint each Affiliated Sub-Adviser to provide one or more of the following services: (i) investment advice to one or more of the Funds for all or a portion of its investments; (ii) placing orders for the purchase and sale of portfolio securities for one of more of the Funds; or (iii) discretionary investment management of all or a portion of the investments of one or more of the Funds. The proposed sub-advisory agreement provides that the services and the portion of the investments of each Fund to be advised or managed by each Affiliated Sub-Adviser shall be as agreed from time to time by AIM and the Affiliated Sub-Advisers. The existing sub-advisory agreement provides that IINA will provide a continuous investment program to all or a portion of the investments of AIM V.I. Global Real Estate Fund. Therefore, while both the existing sub-advisory agreement and the proposed sub-advisory agreement permit AIM to retain the right to manage all or some of AIM V.I. Global Real Estate Fund's investments, the proposed sub-advisory agreement will also permit

       AIM to appoint multiple Affiliated Sub-Advisers to manage different portions of this Fund's and the other Funds' investments and to change such appointments from time to time at AIM's discretion. The proposed sub-advisory agreement also makes it clear that AIM and the Funds may obtain from time to time from each Affiliated Sub-Adviser investment advice, including factual information, research reports and investment recommendations, and trading services.

     - The proposed sub-advisory agreement revises the compensation section to clarify that the only fees payable to the Affiliated Sub-Advisers thereunder are for providing discretionary investment management services to the Funds.

     - The proposed sub-advisory agreement adds express requirements of the Affiliated Sub-Advisers regarding access to portfolio managers, fair valuation, document review, codes of ethics and proxy voting (as discussed in more detail above under the heading "What Are the Terms of the Proposed Sub-Advisory Agreement?").

     - The proposed sub-advisory agreement permits each Affiliated Sub-Adviser to perform any of all of the services contemplated by the proposed sub-advisory agreement, including but not limited to providing investment advice to the Funds and placing orders for the purchase and sale of portfolio securities or other investments for the Funds, directly or through such of its subsidiaries or other affiliates, including each of the other Affiliated Sub-Advisers, as such Affiliated Sub-Adviser determines.

WHAT FEES ARE CHARGED BY THE PROPOSED SUB-ADVISERS FOR SIMILAR FUNDS THEY
ADVISE?


     The sub-advisory fees paid to IINA for serving as sub-adviser to other mutual funds with investment objectives similar to certain of the other AIM Funds are set forth in Exhibit E.


     The other Affiliated Sub-Advisers do not serve as adviser or sub-adviser to any mutual funds with similar investment objectives as any other Funds.

WHAT FACTORS DID THE TRUSTEES CONSIDER IN APPROVING THE PROPOSED SUB-ADVISORY AGREEMENT?

     At in-person meetings held on December 12-13, 2007, the Board, including a majority of the independent trustees, voting separately, approved the proposed sub-advisory agreement for each Fund, effective on or about May 1, 2008. In so doing, the Board determined that the proposed sub-advisory agreement is in the best interests of each Fund and its shareholders and that the compensation to the Affiliated Sub-Advisers under the proposed sub-advisory agreement is fair and reasonable.

     The independent trustees met separately during their evaluation of the proposed sub-advisory agreement with independent legal counsel from whom they received independent legal advice, and the independent trustees also received assistance during their deliberations from the independent Senior Officer, a full-time officer of the AIM Funds who reports directly to the independent trustees. The proposed sub-advisory agreement was considered separately for each Fund, although the Board also considered the common interests of all of the AIM Funds in their deliberations. The Board comprehensively considered all of the information provided to them and did not identify any particular factor that was controlling. Furthermore, each trustee may have evaluated the information provided differently from one another and attributed different weight to the various factors.

     Set forth below is a discussion of the material factors and related conclusions that formed the basis for the Board's approval of the proposed sub-advisory agreement for each Fund. The Board reached its conclusions after careful discussion and analysis. The Board believes that they have carefully and thoroughly examined the pertinent issues and alternatives. In recommending that you approve the proposed sub-advisory agreement, the Board and the independent trustees have considered what they believe to be in your best interests.


  A. NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY THE AFFILIATED SUB-ADVISERS


     All Funds: The Board reviewed the services to be provided by the Affiliated Sub-Advisers under the proposed sub-advisory agreement and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who will provide these services. The Board concluded that the nature, extent and quality of the services to be provided by the Affiliated Sub-Advisers were appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are geographically dispersed in financial centers around the world, have been formed in part for the purpose of researching and compiling information and making recommendations on the markets and economies of various countries and securities of companies located in such countries or on various types of investments and investment techniques, and providing investment advisory services. The Board concluded that the proposed sub-advisory agreement will benefit the Funds and their shareholders by permitting AIM to utilize the additional resources and talent of the Affiliated Sub-Advisers in managing the Funds.


  B. FUND PERFORMANCE


     All Funds Other Than AIM V.I. Global Real Estate Fund, (for which an Affiliated Sub-Adviser currently serves as sub-adviser): The Board did not view Fund performance as a relevant factor in considering whether to approve the proposed sub-advisory agreement for each Fund, as no Affiliated Sub-Adviser currently serves as sub-adviser to each Fund.

     AIM V.I. Global Real Estate Fund: The Board did view Fund performance as a relevant factor in considering whether to approve the proposed sub-advisory agreement for the Fund, as one of the Affiliated Sub-Advisers currently serves as the sub-adviser to the Fund. The Board compared the Fund's performance during the past one, three and five calendar years to the performance of funds in the Fund's Lipper peer group that are not managed by AIM, and against the performance of all funds in the Lipper Variable Annuity Underlying

Funds -- Real Estate Index. The Board also reviewed the methodology used by Lipper to identify the Fund's peers. The Board noted that the Fund's performance was above the median performance of its peers for the one year period, and comparable to such performance for the three and five year periods. The Board noted that the Fund's performance was above the performance of the Index for the one, three and five year periods. The Board also considered the steps AIM has taken over the last several years to improve the quality and efficiency of the services that AIM provides to the AIM Funds. The Board concluded that AIM continues to be responsive to the Board's focus on fund performance. The Board also reviewed more recent Fund performance and this review did not change their conclusions.


  C. SUB-ADVISORY FEES


     All Funds: The Board considered the services to be provided by the Affiliated Sub-Advisers pursuant to the proposed sub-advisory agreement and the services to be provided by AIM pursuant to each Fund's advisory agreement, as well as the allocation of fees between AIM and the Affiliated Sub-Advisers pursuant to the proposed sub-advisory agreement. The Board noted that the sub-advisory fees have no direct effect on the Funds or their shareholders, as they are paid by AIM to the Affiliated Sub-Advisers, and that AIM and the Affiliated Sub-Advisers are affiliates. After taking account of each Fund's contractual sub-advisory fee rate, as well as other relevant factors, the Board concluded that each Fund's sub-advisory fees were fair and reasonable.


  D. FINANCIAL RESOURCES OF THE AFFILIATED SUB-ADVISERS


     All Funds: The Board considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under the proposed sub-advisory agreement, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.

WHEN WILL PROPOSAL 2 BE IMPLEMENTED?


     If Proposal 2 is approved, the proposed sub-advisory agreement will become effective for each Fund, with respect to each Affiliated Sub-Adviser other than Invesco Australia, on or about May 1, 2008. If Proposal 2 is approved, the proposed sub-advisory agreement will become effective for each Fund, with respect to Invesco Australia, on the later of on or about May 1, 2008 and the date that Invesco Australia is registered with the SEC as an investment adviser, if Invesco Australia is not so registered on or about May 1, 2008. Unless terminated sooner by its terms, the proposed sub-advisory agreement for each Fund will expire, unless continued by the Board, on June 30, 2009.


     For AIM V.I. Global Real Estate Fund, which has an existing sub-advisory agreement in place with an Affiliated Sub-Adviser, if Proposal 2 is approved by shareholders of such Fund, AIM will terminate the existing sub-advisory agreement and the proposed sub-advisory agreement will replace the existing sub-advisory agreement, all effective on or about May 1, 2008. If Proposal 2 is not approved by shareholders of AIM V.I. Global Real Estate Fund, the existing sub-advisory agreement will continue in effect for such Fund.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 2?

     The Board, including the independent trustees of the Board, unanimously recommends that you vote "FOR" Proposal 2.


                                   PROPOSAL 3

                   APPROVAL OF CHANGES TO CERTAIN FUNDAMENTAL
                    INVESTMENT RESTRICTIONS OF CERTAIN FUNDS

WHAT AM I BEING ASKED TO APPROVE?

     Pursuant to the 1940 Act, each Fund has adopted fundamental investment restrictions covering certain types of investment practices that may be changed only with shareholder approval. Investment restrictions that a Fund has not specifically designated as being fundamental are considered to be "non-fundamental" and may be changed by the Board without shareholder approval.

     The Board is recommending that you approve changes to certain Funds' fundamental investment restrictions for the reasons set forth below. The changes will conform these restrictions to a set of uniform model restrictions under which most AIM Funds operate. The Board approved the changes to the investment restrictions at in-person meetings held on December 12-13, 2007.

     Although Proposals 3A through 3H all relate to certain Funds' fundamental investment restrictions, each will be voted on separately, as indicated on the enclosed proxy card. If any particular proposal is not approved by a Fund's shareholders, the current fundamental investment restriction of the Fund related to that proposal will not be changed.

HOW WILL THE PROPOSED CHANGES TO THE FUNDAMENTAL RESTRICTIONS BENEFIT MY FUND?

     AIM and the Board expect that you will benefit from a set of uniform model restrictions in a number of ways. The proposed uniform restrictions will provide the Funds with as much investment flexibility as is possible under the 1940 Act. AIM and the Board believe that eliminating the disparities among the various AIM Funds' fundamental restrictions will enhance AIM's ability to manage the Funds' assets efficiently and effectively in changing regulatory and investment environments. The proposed fundamental restrictions will provide the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the Securities and Exchange Commission ("SEC") without receiving prior shareholder approval. In managing the Funds, AIM will remain subject to the Board's oversight as well as policies and procedures adopted by the Board.

WHAT ARE THE PROPOSED CHANGES TO THE FUNDAMENTAL RESTRICTIONS?

     The following is the text and a summary description of the proposed changes to the Funds' fundamental restrictions. The current fundamental investment restrictions for the Funds are set forth in Exhibit F.

     Each proposed change to the Funds' fundamental investment restrictions is discussed below. The proposed fundamental investment restrictions will provide the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval. This flexibility is referred to in the proposed investment restrictions as being permitted by the "1940 Act laws, interpretations and exemptions." If the proposed fundamental investment restrictions are approved, the Board will adopt corresponding non-fundamental investment restrictions, as applicable and set forth below, that will function as internal operating guidelines for AIM to follow in managing the Funds. If circumstances change, the Board may change or eliminate any non-fundamental investment restriction in the future without shareholder approval. AIM has informed the Board that it does not expect any of the proposed changes, except as may be specifically noted below, to have a material impact on the Funds' operations at the present time.

     For each existing or proposed fundamental or non-fundamental restriction, if a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in the values of the Funds' portfolio securities or the amount of its total assets will not be considered a violation of the restriction (with the exception of borrowing money from banks).

                                   PROPOSAL 3A

                           MODIFICATION OF FUNDAMENTAL
                      RESTRICTION ON ISSUER DIVERSIFICATION

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 3A applies to shareholders of AIM V.I. Dynamics Fund, AIM V.I. Global Health Care Fund, AIM V.I. Leisure Fund, AIM V.I. Technology Fund and AIM V.I. Utilities Fund.

WHAT ARE THE PROPOSED CHANGES?

     Upon the approval of Proposal 3A by shareholders, the existing fundamental restriction with regard to issuer diversification would be changed to read as follows:

          "The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions."

DISCUSSION:

     The Funds' current fundamental restriction on issuer diversification lists the percentage standards set forth in the 1940 Act for a diversified fund. The proposed modified policy adopts the same 1940 Act standards. However, by not listing the percentage limitations, the proposed policy would change automatically if the 1940 Act Laws, Interpretations, and Exemptions were to change.

     If you approve the proposed change, the following new non-fundamental investment restriction will become effective for the following Funds:

          "In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and securities issued by other investment companies), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may purchase securities of other investment companies as permitted by the 1940 Act Laws, Interpretations and Exemptions."

                                   PROPOSAL 3B

                    MODIFICATION OF FUNDAMENTAL RESTRICTIONS
                ON ISSUING SENIOR SECURITIES AND BORROWING MONEY

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 3B applies to shareholders of AIM V.I. Dynamics Fund, AIM V.I. Financial Services Fund, AIM V.I. Global Health Care Fund, AIM V.I. Leisure Fund, AIM V.I. Technology Fund and AIM V.I. Utilities Fund.

WHAT ARE THE PROPOSED CHANGES?

     Upon the approval of Proposal 3B, the existing fundamental restrictions on issuing senior securities and borrowing money would be changed to read as follows:

          "The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions."

DISCUSSION:

     The 1940 Act establishes limits on the ability of the Funds to borrow money and issue "senior securities," a term that is defined, generally, to refer to obligations that have a priority over the Funds' shares of beneficial interest (equivalent to common shares) with respect to the distribution of its assets or the payment of dividends. The Funds' current fundamental restrictions on borrowing and issuing senior securities are set forth separately. The Funds' current fundamental restriction on borrowing sets forth the percentage standard set forth in the 1940 Act. The proposed changes would combine the Funds' restrictions on borrowing money and issuing senior securities as well as make them consistent with related restrictions for other AIM Funds and no more limiting than required by the 1940 Act. The Board believes that changing the Funds' fundamental restriction in this manner will provide flexibility for future contingencies.

     If you approve the proposed change, the following non-fundamental investment restriction will become effective for the Funds:

          "In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers, or an AIM Fund. The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets or when any borrowings from an AIM Fund are outstanding."

                                   PROPOSAL 3C

                     MODIFICATION OF FUNDAMENTAL RESTRICTION
                           ON UNDERWRITING SECURITIES

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 3C applies to shareholders of AIM V.I. Dynamics Fund, AIM V.I. Financial Services Fund, AIM V.I. Global Health Care Fund, AIM V.I. Leisure Fund, AIM V.I. Technology Fund and AIM V.I. Utilities Fund.



WHAT ARE THE PROPOSED CHANGES?

     Upon the approval of Proposal 3C, the existing fundamental restriction on underwriting securities would be changed to read as follows:

          "The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933."

DISCUSSION:

     The proposed changes to this fundamental restriction would eliminate minor differences in the wording of the Funds' current restriction on underwriting securities as compared to other AIM Funds. The substance of the fundamental restriction would remain unchanged.

                                   PROPOSAL 3D

                   MODIFICATION OF FUNDAMENTAL RESTRICTION ON
                             INDUSTRY CONCENTRATION

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 3D applies to shareholders of AIM V.I. Dynamics Fund, AIM V.I. Financial Services Fund, AIM V.I. Global Health Care Fund, AIM V.I. Leisure Fund, AIM V.I. Technology Fund and AIM V.I. Utilities Fund.

WHAT ARE THE PROPOSED CHANGES?

  AIM V.I. DYNAMICS FUND

     Upon the approval of Proposal 3D by shareholders of AIM V.I. Dynamics Fund, the existing fundamental restriction on industry concentration would be changed to read as follows:

          "The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security."

DISCUSSION:

     AIM V.I. Dynamics Fund's current fundamental restriction on industry concentration limits purchases of securities so that 25% or more of the Fund's total assets would not be invested in securities of companies whose principal business activities are in the same industry, except with regard to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, and municipal securities.

     The proposed modified policy adopts the same 1940 Act standards as the current fundamental restriction. However, by not listing the percentage limitations, the proposed policy would change automatically if the 1940 Act Laws, Interpretations, and Exemptions were to change. As a result, the proposed changes would make the Fund's restriction on concentration no more limiting than required by the 1940 Act. The Board believes that changing the Fund's fundamental restriction in this manner will provide more flexibility for future contingences. However, the Board does not currently intend the change to affect the Fund's operations, under which the Fund does not invest 25% or more of its total assets in securities of issuers having their principal business activities in the same industry.

     Accordingly, if you approve the proposed change, the following non-fundamental investment restriction would also become effective for AIM V.I. Dynamics Fund:

          "In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry."

  AIM V.I. FINANCIAL SERVICES FUND

     Upon the approval of Proposal 3D by shareholders of AIM V.I. Financial Services Fund, the existing fundamental restriction on industry concentration would be changed to read as follows:

          "The Fund will concentrate (as such term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) its investments in the securities of issuers engaged primarily in financial services-related industries."

DISCUSSION:

     AIM V.I. Financial Services Fund's current fundamental policy on industry concentration permits the Fund to invest more than 25% of its total assets in securities of companies whose principal business activities are in one or more industries relating to financial services. The proposed modified policy adopts the same 1940 Act standards as the current fundamental restriction. However, by not listing the percentage limitations, the proposed policy would change automatically if the 1940 Act Laws, Interpretations, and Exemptions were to change. The Board believes that changing the Fund's fundamental restrictions in this manner will provide more flexibility for future contingences. However, the Board does not currently intend the change to affect the Fund's operations, under which the Fund will invest more than 25% its total assets in securities of issuers engaged primarily in financial services-related industries.

     If you approve the proposed change to AIM V.I. Financial Services Fund's fundamental restriction, the following non-fundamental investment restriction would also become effective for AIM V.I. Financial Services Fund:

          "For purposes of the Fund's fundamental investment restriction regarding industry concentration an issuer will be considered to be engaged in a financial services-related industry if (1) at least 50% of its gross income or its net sales are derived from activities in financial services-related industries; (2) at least 50% of its assets are devoted to producing revenues in financial services-related industries; or (3) based on other available information, the Fund's portfolio manager(s) determines that its primary business is within financial services -related industries."

     AIM V.I. Financial Services Fund's current fundamental policy also limits purchases of securities so that 25% or more of the Fund's total assets would not be invested in securities of issuers having their principal business activities in the same industry, other than financial services-related industries. The proposed policy would eliminate this provision except as it relates to issuers engaged primarily in financial services-related industries. Because the Fund currently has a policy that requires it to invest 80% of its assets in equity securities of issuers engaged primarily in financial services-related industries, this provision is superfluous. This proposed change is intended to promote uniformity with the analogous fundamental policy of other AIM Funds.

  AIM V.I. GLOBAL HEALTH CARE FUND

     Upon the approval of Proposal 3D by shareholders of AIM V.I. Global Health Care Fund, the existing fundamental restriction on industry concentration would be changed to read as follows:

          "The Fund will concentrate (as such term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) its investments in the securities of issuers engaged primarily in health care industries."

DISCUSSION:

     AIM V.I. Global Health Care Fund's current fundamental policy on industry concentration permits the Fund to invest more than 25% of its total assets in securities of companies whose principal business activities are in one or more industries relating to health care. The proposed modified policy adopts the same 1940 Act as the current fundamental restriction. However, by not listing the percentage limitations, the proposed policy would change automatically if the 1940 Act Laws, Interpretations, and Exemptions were to change. The Board believes that changing the Fund's fundamental restrictions in this manner will provide more flexibility for future contingences. However, the Board does not currently intend the change to affect the Fund's operations, under which the Fund will invest more than 25% its total assets in securities of issuers engaged primarily in health care industries.

     If you approve the proposed change to AIM V.I. Global Health Care Fund's fundamental restriction, the following non-fundamental investment restriction would also become effective for AIM V.I. Global Health Care Fund:

          "For purposes of the Fund's fundamental investment restriction regarding industry concentration, an issuer will be considered to be engaged in health care industries if (1) at least 50% of its gross income or its net sales are derived from activities in the health care industry;
     (2) at least 50% of its assets are devoted to producing revenues from the health care industry; or (3) based on other available information, AIM determines that its primary business is within the health care industry."

     AIM V.I. Global Health Care Fund's current fundamental policy also limits purchases of securities so that 25% or more of the Fund's total assets would not be invested in securities of issuers having their principal business activities in the same industry, other than health care industries. The proposed policy would eliminate this provision except as it relates to issuers engaged primarily in health care industries. Because the Fund currently has a policy that requires it to invest 80% of its assets in equity securities of health care industry companies, this provision is superfluous. This proposed change is intended to promote uniformity with the analogous fundamental policy of other AIM Funds.

  AIM V.I. LEISURE FUND

     Upon the approval of Proposal 3D by shareholders of AIM V.I. Leisure Fund, the existing fundamental restriction on industry concentration would be changed to read as follows:

          "The Fund will concentrate (as such term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) its investments in the securities of issuers engaged primarily in leisure-related industries."

DISCUSSION:

     AIM V.I. Leisure Fund's current fundamental policy on industry concentration permits the Fund to invest more than 25% of its total assets in securities of companies whose principal business activities are in one or more industries relating to leisure. The proposed modified policy adopts the same 1940 Act standards as the current fundamental restriction. However, by not listing the percentage limitations, the proposed policy would change automatically if the 1940 Act Laws, Interpretations, and Exemptions were to change. The Board believes that changing the Fund's fundamental restrictions in this manner will provide more flexibility for future contingences. However, the Board does not currently intend the change to affect the Fund's operations, under which the Fund will invest more than 25% of its total assets in securities of issuers engaged in leisure-related industries.

     If you approve the proposed change to AIM V.I. Leisure Fund's fundamental restriction, the following non-fundamental investment restriction would also become effective for AIM V.I. Leisure Fund:

          "For purposes of the Fund's fundamental investment restriction regarding industry concentration, an issuer will be considered to be in the leisure industry if (1) at least 50% of its gross income or its net sales are derived from products or services related to the leisure activities of individuals; (2) at least 50% of its assets are devoted to producing revenues through products or services related to the leisure activities of individuals; or (3) based on other available information, the Fund's portfolio manager(s) determines that its primary business is in products or services related to leisure activities of individuals."

     AIM V.I. Leisure Fund's current fundamental policy also limits purchases of securities so that 25% or more of the Fund's total assets would not be invested in securities of issuers having their principal business activities in the same industry, other than leisure-related industries. The proposed policy would eliminate this provision except as it relates to issuers having their principal business activities in leisure-related industries. Because the Fund currently has a policy that requires it to invest 80% of its assets in equity securities of issuers that are engaged in the design, production and distribution of products and services related to leisure activities of individuals, this provision is superfluous. This proposed change is intended to promote uniformity with the analogous fundamental policy of other AIM Funds.

  AIM V.I. TECHNOLOGY FUND

     Upon the approval of Proposal 3D by shareholders of AIM V.I. Technology Fund, the existing fundamental restriction on industry concentration would be changed to read as follows:

          "The Fund will concentrate (as such term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) its investments in the securities of issuers engaged primarily in technology-related industries."

DISCUSSION:

     AIM V.I. Technology Fund's current fundamental policy on industry concentration permits the Fund to invest more than 25% of its total assets in securities of companies whose principal business activities are in one or more industries relating to technology. The proposed modified policy adopts the same 1940 Act standards as the current fundamental restriction. However, by not listing the percentage limitations, the proposed policy would change automatically if the 1940 Act Laws, Interpretations, and Exemptions were to change. The Board believes that changing the Fund's fundamental restrictions in this manner will provide more flexibility for future contingences. However, the Board does not currently intend the change to affect the Fund's operations, under which the Fund will invest more than 25% of its total assets in securities of issuers engaged primarily in technology-related industries.

     If you approve the proposed change to AIM V.I. Technology Fund's fundamental restriction, the following non-fundamental investment restriction would also become effective for AIM V.I. Technology Fund:

          "For purposes of the Fund's fundamental investment restriction regarding industry concentration an issuer will be considered to be engaged in a technology-related industry if (1) at least 50% of its gross income or its net sales are derived from activities in technology-related industries;
     (2) at least 50% of its assets are devoted to producing revenues in technology-related industries; or (3) based on other available information, the Fund's portfolio manager(s) determines that its primary business is within technology-related industries."

     AIM V.I. Technology Fund's current fundamental policy also limits purchases of securities so that 25% or more of the Fund's total assets would not be invested in securities of issuers having their principal business activities in the same industry, other than technology-related industries. The proposed policy would eliminate this provision except as it relates to issuers engaged primarily in technology-related industries. Because the Fund currently has a policy that requires it to invest 80% of its assets in equity securities of issuers that do business primarily in technology-related industries, this provision is superfluous. This proposed change is intended to promote uniformity with the analogous fundamental policy of other AIM Funds.

  AIM V.I. UTILITIES FUND

     Upon the approval of Proposal 3D by shareholders of AIM V.I. Utilities Fund, the existing fundamental restriction on industry concentration would be changed to read as follows:

          "The Fund will concentrate (as such term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) its investments in the securities of issuers engaged primarily in utilities-related industries."

DISCUSSION:

     AIM V.I. Utilities Fund's current fundamental policy on industry concentration permits the Fund to invest more than 25% of its total assets in securities of companies in one or more industries relating to the utilities industry. The proposed modified policy adopts the same 1940 Act standards as the current fundamental restriction. However, by not listing the percentage limitations, the proposed policy would change automatically if the 1940 Act Laws, Interpretations, and Exemptions were to change. The Board believes that changing the Fund's fundamental restrictions in this manner will provide more flexibility for future contingences. However, the Board does not currently intend the change to affect the Fund's operations, under which the Fund will invest more than 25% of its total assets in securities of issuers engaged primarily in utilities-related industries.

     If you approve the proposed change to AIM V.I. Utilities Fund's fundamental restriction, the following non-fundamental investment restriction would also become effective for AIM V.I. Utilities Fund:

          "For purposes of the Fund's fundamental investment restriction regarding industry concentration an issuer will be considered to be engaged in a utilities-related industry if (1) at least 50% of its gross income or its net sales are derived from activities in utilities -related industries;
     (2) at least 50% of its assets are devoted to producing revenues in utilities-related industries; or (3) based on other available information, the Fund's portfolio manager(s) determines that its primary business is within utilities-related industries."

     AIM V.I. Utilities Fund's current fundamental policy also limits purchases of securities so that 25% or more of the Fund's total assets would not be invested in securities of issuers having their principal business activities in the same industry, other than utilities-related industries. The proposed policy would eliminate this provision except as it relates to issuers engaged primarily in utilities-related industries. Because the Fund currently has a policy that requires it to invest 80% of its assets in equity securities of issuers that do business primarily in utilities-related industries, this provision is superfluous. This proposed change is intended to promote uniformity with the analogous fundamental policy of other AIM Funds.

                                   PROPOSAL 3E

                     MODIFICATION OF FUNDAMENTAL RESTRICTION
                           ON REAL ESTATE INVESTMENTS

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 3E applies to shareholders of AIM V.I. Dynamics Fund, AIM V.I. Financial Services Fund, AIM V.I. Global Health Care Fund, AIM V.I. Leisure Fund, AIM V.I. Technology Fund and AIM V.I. Utilities Fund.

WHAT ARE THE PROPOSED CHANGES?

     Upon the approval of Proposal 3E, the existing fundamental restriction on real estate investments would be changed to read as follows:

          "The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein."

DISCUSSION:

     The proposed changes to this fundamental restriction would eliminate minor differences in the wording of the Funds' current restriction on real estate investments as compared to other AIM Funds. The substance of the fundamental restriction would remain unchanged.

                                   PROPOSAL 3F

                     MODIFICATION OF FUNDAMENTAL RESTRICTION
                      ON PURCHASING OR SELLING COMMODITIES

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 3F applies to shareholders of AIM V.I. Dynamics Fund, AIM V.I. Financial Services Fund, AIM V.I. Global Health Care Fund, AIM V.I. Leisure Fund, AIM V.I. Technology Fund and AIM V.I. Utilities Fund.

WHAT ARE THE PROPOSED CHANGES?

     Upon the approval of Proposal 3F, the existing fundamental restriction on purchasing or selling physical commodities would be changed to read as follows:

          "The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities."

DISCUSSION:

     The proposed change to this fundamental restriction is intended to promote uniformity with the analogous fundamental restriction of other AIM Funds. The proposed restriction would narrow somewhat the scope of the current fundamental restriction. Whereas the current fundamental restriction prohibits the purchase or sale of physical commodities without exception, the proposed fundamental restriction permits the purchase or sale of physical commodities acquired as a result of ownership of securities or other instruments.

     If you approve the proposed addition, the following non-fundamental investment restriction would also become effective for the Funds:

          "Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities, the Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities."

     The Funds do not consider currencies or other financial commodities or contracts and financial instruments to be physical commodities (which include, for example, oil, precious metals and grains). Accordingly, as is the case with the other AIM Funds that currently have the proposed restriction regarding purchasing and selling physical commodities, the Funds will interpret the proposed restriction and the related non-fundamental restriction to permit the Funds, subject to each Fund's investment objectives and general investment policies (as stated in the Funds' prospectuses and the Statement of Additional Information), to invest directly in foreign currencies and other financial commodities and to purchase, sell or enter into commodity futures contracts and options thereon, foreign currency forward contracts, foreign currency options, currency-, commodity- and financial instrument-related swap agreements, hybrid instruments, interest rate or securities-related or foreign currency-related hedging instruments or other currency, commodity or financial instrument related derivatives, subject to compliance with any applicable provisions of the federal securities or commodities laws. The Funds also will interpret their fundamental restriction regarding purchasing and selling physical commodities and their related non-fundamental restriction to permit the Funds to invest in exchange-traded funds that invest in physical and/or financial commodities, subject to the limits described in the Funds' prospectuses and the Statement of Additional Information.


                                   PROPOSAL 3G

             MODIFICATION OF FUNDAMENTAL RESTRICTION ON MAKING LOANS

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 3G applies to shareholders of AIM V.I. Dynamics Fund, AIM V.I. Financial Services Fund, AIM V.I. Global Health Care Fund, AIM V.I. Leisure Fund, AIM V.I. Technology Fund and AIM V.I. Utilities Fund.

WHAT ARE THE PROPOSED CHANGES?

     Upon the approval of Proposal 3G, the existing fundamental restriction on making loans would be changed to read as follows:

          "The Fund may not make personal loans or loans of its assets to persons who control or are under the common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests."

DISCUSSION:

     The Funds' current fundamental restriction on lending securities and making loans lists the percentage standards set forth in the 1940 Act for lending securities and making loans. The proposed modified policy adopts the same 1940 Act standards. However, by not listing the percentage limitations, the proposed policy would change automatically if the 1940 Act Laws, Interpretations, and Exemptions were to change. The proposed change to this fundamental restriction also is intended to promote uniformity with the analogous fundamental restriction of other AIM Funds.

     If you approve the proposed change, the following non-fundamental investment restriction will become effective for the Funds:

          "In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to an AIM Fund, on such terms and conditions as the SEC may require in an exemptive order."


                                   PROPOSAL 3H

                     MODIFICATION OF FUNDAMENTAL RESTRICTION
                     ON INVESTMENTS IN INVESTMENT COMPANIES


WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 3H applies to shareholders of AIM V.I. Dynamics Fund, AIM V.I. Financial Services Fund, AIM V.I. Global Health Care Fund, AIM V.I. Leisure Fund, AIM V.I. Technology Fund and AIM V.I. Utilities Fund.

WHAT ARE THE PROPOSED CHANGES?

     Upon the approval of Proposal 3H, the existing fundamental policy on investments in other investment companies would be changed to read as follows:

          "The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund."

DISCUSSION:

     The proposed changes to this fundamental restriction would limit the scope of the Funds' current restriction on investment in investment companies. The current fundamental restriction permits the Funds to invest all of their assets in an open-end management investment company managed by AIM or an affiliate or successor thereof, with substantially the same investment objective, policies and limitations as the Fund, whereas the proposed fundamental restriction would permit these types of investments regardless of whether the investment company were managed by AIM. The proposed change to this fundamental restriction also is intended to promote uniformity with the analogous fundamental restriction of other AIM Funds.

     If you approve the proposed restriction, each Fund will have the ability to invest all of its assets in another open-end investment company whether or not managed by AIM or an AIM affiliate. Because the Funds do not currently intend to do so, the following non-fundamental investment restriction will become effective for the Funds:

          "Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objective, policies, and restrictions as the Fund."

WHEN WILL PROPOSALS 3A THROUGH 3H BE IMPLEMENTED?

     If the holders of a majority of the respective Fund's outstanding voting securities (as defined in the 1940 Act) approve each of the above proposals, the proposed fundamental investment restrictions will replace the Funds' current fundamental investment restrictions.

     Accordingly, the proposed fundamental investment restrictions, along with the current fundamental investment restrictions that have not changed, will become the fundamental investment restrictions under which the Funds will operate. The Board anticipates that these proposals, if approved, will be effective on or about May 1, 2008, upon appropriate disclosure being made in the Funds' Prospectus and Statement of Additional Information.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSALS 3A THROUGH 3H?

     The Board, including the independent trustees of the Board, unanimously recommends that you vote "FOR" Proposals 3A through 3H.


                                   PROPOSAL 4

    APPROVAL OF A CHANGE IN THE SUB-CLASSIFICATION UNDER THE 1940 ACT FROM A
     DIVERSIFIED FUND TO A NON-DIVERSIFIED FUND AND ELIMINATION OF A RELATED
                             INVESTMENT RESTRICTION

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON PROPOSAL 4?

     Proposal 4 applies only to shareholders of AIM V.I. Financial Services
Fund.

WHAT AM I BEING ASKED TO APPROVE?

     AIM V.I. Financial Services Fund is currently sub-classified as a "diversified" fund for purposes of Section 5(b)(1) of the 1940 Act. As a diversified fund, AIM V.I. Financial Services Fund is limited as to the amount it may invest in any single issuer. Specifically, for 75% of its total assets, the Fund currently may not invest in a security if, as a result of such investment, more than 5% of its total assets (calculated at the time of purchase) would be invested in securities of any one issuer. In addition, for 75% of its total assets, the Fund may not hold more than 10% of the outstanding voting securities of any one issuer. The restrictions in Section 5(b)(1) do not apply to U.S. government securities, securities of other investment companies, cash and cash items.

     AIM V.I. Financial Services Fund currently has in place a fundamental investment limitation on diversification. This limitation (which may only be changed with shareholder approval) provides that the Fund "may not with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer."

     At the Special Meeting, shareholders of AIM V.I. Financial Services Fund will be asked to approve a change in the sub-classification of the Fund under the 1940 Act from a "diversified" fund to a "non-diversified" fund and to eliminate the investment limitation on diversification. If approved by shareholders, the Fund will no longer be subject to the diversification limitation, however, the Fund will continue to be subject to Federal tax diversification restrictions (see below).


HOW WILL THE PROPOSED CHANGE TO THE FUND'S SUB-CLASSIFICATION BENEFIT MY FUND?


     Changing AIM V.I. Financial Services Fund's status to non-diversified would provide AIM, the Fund's investment adviser, with enhanced flexibility in managing the assets of the Fund. Specifically, the Fund's portfolio managers will be able to invest a greater percentage of the overall portfolio in positions which individually are more than 5% of the Fund's total assets. The improved flexibility will allow more optimal position sizing under the Fund's current investment strategy. Additionally, the Fund will have increased ability to hold positions that exceed the benchmark weights of several large benchmark constituents. Most of the Fund's peers are currently classified as non-diversified, and thus already have this expanded flexibility. The portfolio managers expect that a change in status from diversified to non-diversified should help bolster the Fund's competitiveness relative to its benchmark and peers.

     If Proposal 4 is approved by AIM V.I. Financial Services Fund's shareholders, the Fund would be permitted to invest a greater portion of its assets in fewer issuers. Shareholders should note that if the change in the Fund's sub-classification to "non-diversified" is approved, the Fund's investment risk may increase. This is because the investment return on a non-diversified fund typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified fund. A non-diversified fund can invest a greater portion of its assets in a single issuer and may invest in a smaller number of issuers than a diversified fund. Consequently, a non-diversified fund is more susceptible to adverse developments affecting any single issuer held in its portfolio than a diversified fund, and may be more susceptible to greater losses because of such developments. Accordingly, if Proposal 4 is approved on behalf of the Fund, the Fund would be subject to greater risk than it currently is subject to as a diversified fund. The Fund's portfolio managers have no present intention to change the Fund's investment strategy, which indicates that the Fund will normally own 35 to 50 stocks.

     Although AIM V.I. Financial Services Fund would no longer be subject to the 1940 Act diversification restrictions if shareholders approve Proposal 4, the Fund will continue to be subject to Federal tax diversification restrictions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRC"). For purposes of the IRC, the Fund operates as a series "regulated investment company." As such, the Fund must meet certain diversification requirements, including the requirement that, in general, at least 50% of the market value of the Fund's total assets at the close of each quarter of the Fund's taxable year must be invested in cash, cash equivalents, U.S. government securities, securities of other regulated investment companies, and securities of issuers (including foreign governments) with respect to which the Fund has invested no more than 5% of its total assets in securities of any one issuer and owns no more than 10% of the outstanding voting securities of any issuer. The Fund also must invest no more than 25% of the value of its total assets in securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses or, collectively, in the securities of certain publicly traded partnerships. These limits apply only as of the close of each quarter of the Fund's taxable year. These Federal tax diversification requirements may change in the future without shareholder approval.

     If Proposal 4 is approved by shareholders, AIM V.I. Financial Services Fund would still be required to comply with Section 12(d)(3) and Rule 12d3-1 of the 1940 Act for purchases of securities issued by persons engaged in securities related activities. Under the 1940 Act, a person's activities as a broker, a dealer, an underwriter, an investment adviser registered under the Investment Advisers Act of 1940, or as an investment adviser to a registered investment company are considered to be securities related activities ("Securities Related Activities"). The Fund may acquire any security issued by any person that, in its most recent fiscal year, derived 15% or less of its gross revenues from Securities Related Activities unless the Fund would control the person after the acquisition. Moreover, the Fund may acquire any security issued by any person that, in its most recent fiscal year, derived more than 15% of its gross revenues from Securities Related Activities provided that (1) immediately after the acquisition of any equity security, the Fund owns not more than 5% of the outstanding securities of a class of the issuer's equity securities, (2) immediately after the acquisition of any debt security, the Fund owns not more than 10% of the outstanding principal amount of the issuer's debt securities, and (3) immediately after such acquisition, the Fund has not invested more than 5% of the value of its total assets in securities of the issuer.

WHEN WILL PROPOSAL 4 BE IMPLEMENTED?

     The Board for AIM V.I. Financial Services Fund anticipates that this proposal, if approved, will be effective on or about May 1, 2008, upon appropriate disclosure being made in the Fund's Prospectus and Statement of Additional Information.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 4?

     At in-person meetings held on December 12-13, 2007, the Board for AIM V.I. Financial Services Fund considered the recommendation of AIM to change the Fund's sub-classification under the 1940 Act to a non-diversified company and to eliminate the Fund's related investment restriction. The Board considered all relevant factors, including the potential impact of Proposal 4 on the Fund. Following its consideration of these matters, the Board unanimously approved the proposed change in the Fund's sub-classification to "non-diversified" and the elimination of the Fund's related investment restriction.

     The Board for AIM V.I. Financial Services Fund, including the independent trustees of the Board, unanimously recommends that you vote "FOR" Proposal 4.

                                   PROPOSAL 5

                    APPROVAL OF MAKING THE FUNDS' INVESTMENT
                          OBJECTIVE(S) NON-FUNDAMENTAL

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON PROPOSAL 5?

     Proposal 5 applies to shareholders of AIM V.I. Dynamics Fund, AIM V.I. Financial Services Fund, AIM V.I. Global Health Care Fund, AIM V.I. Leisure Fund, AIM V.I. Technology Fund and AIM V.I. Utilities Fund.

WHAT AM I BEING ASKED TO APPROVE?

     The investment objective(s) of each Fund is fundamental; therefore, any change to it requires shareholder approval. The Board recommends that you approve making each Fund's current investment objective(s) non-fundamental. The current investment objective(s) for each Fund is set forth in the table below.

NAME OF FUND                                            CURRENT INVESTMENT OBJECTIVE(S)
------------                                            -------------------------------
AIM V.I. Dynamics Fund                  The Fund's investment objective is long-term capital growth.
AIM V.I. Financial Services Fund        Each Fund's investment objective is capital growth.
AIM V.I. Global Health Care Fund
AIM V.I. Leisure Fund
AIM V.I. Technology Fund
AIM V.I. Utilities Fund                 The Fund's investment objectives are capital growth and income.


HOW WILL MAKING THE FUNDS' INVESTMENT OBJECTIVE(S) NON-FUNDAMENTAL BENEFIT MY FUND?

     Making the Funds' investment objective(s) non-fundamental gives the Board the additional flexibility to make appropriate changes to the investment objective(s) to respond to new developments and changing trends in the market place without the commensurate expense of seeking a shareholder vote. If made non-fundamental, the Board would be able to modify the Funds' investment objectives when deemed appropriate. The Board does not anticipate making changes to the investment objective(s) of the Funds at the present time, but may, if warranted, propose such changes in the future. In the event the Board were to change a Fund's investment objective(s), shareholders would receive at least 60 days advance notice prior to the change being implemented.

WHEN WILL PROPOSAL 5 BE IMPLEMENTED?

     The Board anticipates that this proposal, if approved, will be effective on or about May 1, 2008, upon appropriate disclosure being made in the Funds' Prospectuses and Statements of Additional Information.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 5?

     The Board, including the independent trustees of the Board, unanimously recommends that you vote "FOR" Proposal 5.


                                   PROPOSAL 6

      APPROVAL OF AN AMENDMENT TO THE AGREEMENT AND DECLARATION OF TRUST TO PERMIT THE BOARD TO TERMINATE THE TRUST, FUND OR CLASS WITHOUT A SHAREHOLDER
                                      VOTE

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON PROPOSAL 6?

     Proposal 6 applies to the shareholders of all Funds.

WHAT AM I BEING ASKED TO APPROVE?

     The Trust and each Fund is governed by an Amended and Restated Agreement and Declaration of Trust, as amended ("Declaration of Trust"), and Amended and Restated Bylaws, as amended. Currently under the Declaration of Trust, the Trust, a Fund or share class of a Fund may be terminated by: (i) a shareholder vote of the Trust or the affected Fund or share class, respectively; or (ii) if there are fewer than 100 shareholders of record of the Trust, Fund or share class, the trustees of the Trust.

     The Board recommends that you approve an amendment to the Declaration of Trust that would eliminate the requirement that shareholders approve the termination of the Trust, a Fund or share class if there are 100 or more holders of record of the Trust, Fund or share class. Therefore, if Proposal 6 is approved, the Board will be able to terminate the Trust, any Fund within the Trust or any share class of such a Fund without incurring the expense of obtaining shareholder approval, regardless of the number of shareholders of record.

     Exhibit G sets forth the current text of the first paragraph of Section 6.1 of Article VI of the Declaration of Trust. Section 6.1(iii) is the provision of the Declaration of Trust that requires a shareholder vote in order to approve the termination of the Trust, a Fund or share class if there are 100 or more holders of record of the Trust, Fund or share class. Section 6.1(vi) requires a shareholder vote in order to amend any portion of Section 6.1. Therefore, you are being asked to approve an amendment to Section 6.1 of the Trust's Declaration of Trust that would replace the first paragraph of existing Section 6.1 in its entirety with the following:


          "SECTION 6.1 Voting Powers. The Shareholders shall have power to vote only to: (i) elect Trustees, provided that a meeting of Shareholders has been called for that purpose; (ii) remove Trustees, provided that a meeting of Shareholders has been called for that purpose; (iii) approve the sale of all or substantially all the assets of the Trust or any Portfolio or Class, unless the primary purpose of such sale is to change the Trust's domicile or form of organization or form of statutory trust; (iv) approve the merger or consolidation of the Trust or any Portfolio or Class with and into another Company or with and into any Portfolio or Class of the Trust, unless (A) the primary purpose of such merger or consolidation is to change the Trust's domicile or form of organization or form of statutory trust, or
     (B) after giving effect to such merger or consolidation, based on the number of Outstanding Shares as of a date selected by the Trustees, the Shareholders of the Trust or such Portfolio or Class will have a majority of the outstanding shares of the surviving Company or Portfolio or Class thereof, as the case may be; (v) approve any amendment to this Article VI,
     Section 6.1; and (vi) approve such additional matters as may be required by law or as the Trustees, in their sole discretion, shall determine."


HOW WILL THE PROPOSED CHANGE BENEFIT MY FUND?

     Elimination of the shareholder approval requirement to terminate the Trust, a Fund or share class of a Fund gives the Board the flexibility to terminate the Trust, a Fund or share class of a Fund if circumstances warrant without the commensurate expense of seeking a shareholder vote. Such circumstances may include, among others, an inability to market a Fund in current economic conditions or when the costs of managing a Fund exceed any benefits its shareholders may receive. Neither state law nor the 1940 Act require shareholder approval prior to the termination of the Trust, a Fund or share class. The Board would terminate the Trust, a Fund or share class only if they found that doing so was in the best interests of the shareholders of the Trust, Fund or share class, as applicable.


     In the event the Board were to terminate the Trust, a Fund or share class, shareholders would receive notice prior to such termination. Termination of a Fund or share class involves liquidating such Fund or share class, as applicable. Termination of the Trust involves deregistering the Trust as an investment company and, following such deregistration, dissolving it under Delaware law.


WHEN WILL PROPOSAL 6 BE IMPLEMENTED?

     If Proposal 6 is approved, the amendment to the Trust's Declaration of Trust will become effective on or about May 1, 2008.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 6?

     The Board, including the independent trustees of the Board, unanimously recommends that you vote "FOR" Proposal 6.


                               PENDING LITIGATION

     Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, AIM, INVESCO Funds Group, Inc. ("IFG"), A I M Distributors, Inc. ("ADI") and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the AIM Funds; and (ii) that certain funds inadequately employed fair value pricing. Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM Funds, IFG, AIM, ADI and/or related entities and individuals in the future.


     You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the Funds' public filings with the SEC and on AIM's internet website at http://www.aiminvestments.com.


     As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

                             ADDITIONAL INFORMATION

WHO IS THE FUNDS' INVESTMENT ADVISER AND ADMINISTRATOR?

     A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, is the investment adviser and administrator for the Funds.

WHO ARE THE FUNDS' CURRENT SUB-ADVISERS?


     Invesco Institutional (N.A.), Inc., One Midtown Plaza, 1360 Peachtree Street, N.E. Atlanta, Georgia 30309, is the sub-adviser for AIM V.I. Global Real Estate Fund.

WHO IS THE FUNDS' PRINCIPAL UNDERWRITER?

     A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, is the principal underwriter for each Fund.

WHO ARE THE OFFICERS OF THE TRUST?

     Information regarding the current officers of the Trust can be found in Exhibit H.

HOW MANY SHARES OF THE FUNDS DOES MANAGEMENT OWN?

     Information regarding the ownership of each class of each Fund's shares by the trustees, nominees, and current executive officers of the Trust can be found in Exhibit I.

DOES ANYONE OWN MORE THAN 5% OF A FUND?

     A list of the name, address and percent ownership of each person who, as of October 31, 2007, to the knowledge of the Trust owned 5% or more of any class of the outstanding shares of each Fund can be found in Exhibit J.

DO TRUSTEES OWN SHARES OF THE FUNDS?


     The dollar range of equity securities beneficially owned by each trustee and nominee as of October 31, 2007, (i) in each Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee and nominee within the AIM Funds complex, can be found in Exhibit K.

                                                                      APPENDIX I



                  PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
                             POLICIES AND PROCEDURES

                      AS ADOPTED BY THE AUDIT COMMITTEES OF
                           THE AIM FUNDS (THE "FUNDS")
                         LAST AMENDED SEPTEMBER 18, 2006

I.  STATEMENT OF PRINCIPLES

     Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committees of the Funds' (the "Audit Committee") Board of Trustees (the "Board") are responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor"). As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

     Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees ("general pre-approval") or require the specific pre-approval of the Audit Committees ("specific pre-approval"). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor's independence when determining whether to approve any additional fees for previously pre-approved services.

     The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

     The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

II.  DELEGATION

     The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.

III.  AUDIT SERVICES

     The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.

     In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

IV.  NON-AUDIT SERVICES

     The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committee's general principles and policies as set forth herein.

  AUDIT-RELATED SERVICES

     "Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

  TAX SERVICES

     "Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

     No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

     Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

          1. Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

               a. The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

               b. Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

          2. Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

          3. Document the substance of its discussion with the Audit Committees.

  ALL OTHER AUDITOR SERVICES

     The Audit Committees may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in
Exhibit 1 to this policy.

V.  PRE-APPROVAL FEE LEVELS OR ESTABLISHED AMOUNTS

     Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

VI.  PROCEDURES

     On an annual basis, A I M Advisors, Inc. ("AIM") will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

     Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

     Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund's Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

     Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor's independence and will document the substance of the discussion.

     Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

     On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

     The Audit Committees have designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds' Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds' Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management of AIM.

  EXHIBIT 1 TO PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES POLICIES AND PROCEDURES

  CONDITIONALLY PROHIBITED NON-AUDIT SERVICES (NOT PROHIBITED IF THE FUND CAN REASONABLY CONCLUDE THAT THE RESULTS OF THE SERVICE WOULD NOT BE SUBJECT TO AUDIT PROCEDURES IN CONNECTION WITH THE AUDIT OF THE FUND'S FINANCIAL STATEMENTS)

     - Bookkeeping or other services related to the accounting records or financial statements of the audit client

     - Financial information systems design and implementation

     - Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

     - Actuarial services

     - Internal audit outsourcing services

  CATEGORICALLY PROHIBITED NON-AUDIT SERVICES

     - Management functions

     - Human resources

     - Broker-dealer, investment adviser, or investment banking services

     - Legal services

     - Expert services unrelated to the audit

     - Any service or product provided for a contingent fee or a commission

     - Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

     - Tax services for persons in financial reporting oversight roles at the Fund

     - Any other service that the Public Company Oversight Board determines by regulation is impermissible.

                                                                     APPENDIX II

            MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS


     This contract is made as of May 1, 2008, by and among A I M Advisors, Inc. (the "Adviser") and each of AIM Funds Management Inc., INVESCO Asset Management Deutschland, GmbH, INVESCO Asset Management Ltd., Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc. and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").


     WHEREAS:

          A) The Adviser has entered into an investment advisory agreement with [NAME OF AIM REGISTRANT] (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to the funds set forth in Exhibit A attached hereto (each a "Fund");

          B) The Adviser is authorized to delegate certain, any or all of its rights, duties and obligations under investment advisory agreements to sub-advisers, including sub-advisers that are affiliated with the Adviser;

          C) Each Sub-Adviser represents that it is registered with the U.S. Securities and Exchange Commission ("SEC") as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act") as an investment adviser, or will be so registered prior to providing any services to any of the Funds under this Contract, and engages in the business of acting as an investment adviser; and

          D) The Sub-Advisers and their affiliates have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations on the economies of various countries and securities of issuers located in such countries or on various types of investments and investment techniques, and providing investment advisory services in connection therewith.

     NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

          1. Appointment. The Adviser hereby appoints each Sub-Adviser as a sub-adviser of each Fund for the period and on the terms set forth herein. Each Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

          2. Duties as Sub-Adviser. Subject to paragraph 7 below, the Adviser may, in its discretion, appoint each Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of each Fund. The services and the portion of the investments of each Fund to be advised or managed by each Sub-Adviser shall be as agreed upon from time to time by the Adviser and the Sub-Advisers. Each Sub-Adviser shall pay the salaries and fees of all personnel of such Sub-Adviser performing services for the Funds related to research, statistical and investment activities.

               (a) Investment Advice. If and to the extent requested by the Adviser, each Sub-Adviser shall provide investment advice to one or more of the Funds and the Adviser with respect to all or a portion of the investments of such Fund(s) or with respect to various investment techniques, and in connection with such advice shall furnish such Fund(s) and the Adviser with such factual information, research reports and investment recommendations as the Adviser may reasonably require.

               (b) Order Execution. If and to the extent requested by the Adviser, each Sub-Adviser shall place orders for the purchase and sale of portfolio securities or other investments for one or more of the Funds. In so doing, each Sub-Adviser agrees that it shall comply with paragraph 3 below.

               (c) Discretionary Investment Management. If and to the extent requested by the Adviser, each Sub-Adviser shall, subject to the supervision of the Trust's Board of Trustees (the "Board") and the Adviser, manage all or a portion of the investments of one or more of the Funds in accordance with the investment objectives, policies and limitations provided in the Trust's Registration Statement and such other limitations as the Trust or the Adviser may impose with respect to such Fund(s) by notice to the applicable Sub-Adviser(s) and otherwise in accordance with paragraph 5 below. With respect to the portion of the investments of a Fund under its management, each Sub-Adviser is authorized to: (i) make investment decisions on behalf of the Fund with regard to any stock, bond, other security or investment instrument, including but not limited to foreign currencies, futures, options and other derivatives, and with regard to borrowing money;
          (ii) place orders for the purchase and sale of securities or other investment instruments with such brokers and dealers as the Sub-Adviser may select; and (iii) upon the request of the Adviser, provide additional investment management services to the Fund, including but not limited to managing the Fund's cash and cash equivalents and lending securities on behalf of the Fund. In selecting brokers or dealers to execute trades for the Funds, each Sub-Adviser will comply with its written policies and procedures regarding brokerage and trading, which policies and procedures shall have been approved by the Board. All discretionary investment management and any other activities of each Sub-Adviser shall at all times be subject to the control and direction of the Adviser and the Board.

          3. Broker-Dealer Relationships. Each Sub-Adviser agrees that, in placing orders with brokers and dealers, it will attempt to obtain the best net result in terms of price and execution. Consistent with this obligation, each Sub-Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who sell shares of the Funds or provide the Funds, the Adviser's other clients, or a Sub-Adviser's other clients with research, analysis, advice and similar services. Each Sub-Adviser may pay to brokers and dealers, in return for such research and analysis, a higher commission or spread than may be charged by other brokers and dealers, subject to such Sub-Adviser determining in good faith that such commission or spread is reasonable in terms either of the particular transaction or of the overall responsibility of the Adviser and such Sub-Adviser to the Funds and their other clients and that the total commissions or spreads paid by each Fund will be reasonable in relation to the benefits to the Fund over the long term. In no instance will portfolio securities be purchased from or sold to a Sub-Adviser, or any affiliated person thereof, except in accordance with the applicable securities laws and the rules and regulations thereunder and any exemptive orders currently in effect. Whenever a Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of a Fund and one or more other accounts advised by such Sub-Adviser, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account.

          4. Books and Records. Each Sub-Adviser will maintain all required books and records with respect to the securities transactions of the Funds, and will furnish the Board and the Adviser with such periodic and special reports as the Board or the Adviser reasonably may request. Each Sub-Adviser hereby agrees that all records which it maintains for the Adviser are the property of the Adviser, and agrees to preserve for the periods prescribed by applicable law any records which it maintains for the Adviser and which are required to be maintained, and further agrees to surrender promptly to the Adviser any records which it maintains for the Adviser upon request by the Adviser.

          5. Further Duties.

          (a) In all matters relating to the performance of this Contract, each Sub-Adviser will act in conformity with the Agreement and Declaration of Trust, By-Laws and Registration Statement of the Trust and with the instructions and directions of the Adviser and the Board and will comply with the requirements of the 1940 Act, the rules, regulations, exemptive orders and no-action positions thereunder, and all other applicable laws and regulations.

          (b) Each Sub-Adviser shall maintain compliance procedures for the Funds that it and the Adviser reasonably believe are adequate to ensure compliance with the federal securities laws (as defined in Rule 38a-1 of the 1940 Act) and the investment objective(s) and policies as stated in the Funds' prospectuses and statements of additional information. Each Sub-Adviser at its expense will provide the Adviser or the Trust's Chief Compliance Officer with such compliance reports relating to its duties under this Contract as may be requested from time to time. Notwithstanding the foregoing, each Sub-Adviser will promptly report to the Adviser any material violations of the federal securities laws (as defined in Rule 38a-1 of the 1940 Act) that it is or should be aware of or of any material violation of the Sub-Adviser's compliance policies and procedures that pertain to the Funds.

          (c) Each Sub-Adviser at its expense will make available to the Board and the Adviser at reasonable times its portfolio managers and other appropriate personnel, either in person or, at the mutual convenience of the Adviser and the Sub-Adviser, by telephone, in order to review the investment policies, performance and other investment related information regarding the Funds and to consult with the Board and the Adviser regarding the Funds' investment affairs, including economic, statistical and investment matters related to the Sub-Adviser's duties hereunder, and will provide periodic reports to the Adviser relating to the investment strategies it employs. Each Sub-Adviser and its personnel shall also cooperate fully with counsel and auditors for, and the Chief Compliance Officer of, the Adviser and the Trust.

          (d) Each Sub-Adviser will assist in the fair valuation of portfolio securities held by the Funds. The Sub-Adviser will use its reasonable efforts to provide, based upon its own expertise, and to arrange with parties independent of the Sub-Adviser such as broker-dealers for the provision of, valuation information or prices for securities for which prices are deemed by the Adviser or the Trust's administrator not to be readily available in the ordinary course of business from an automated pricing service. In addition, each Sub-Adviser will assist the Funds and their agents in determining whether prices obtained for valuation purposes accurately reflect market price information relating to the assets of the Funds at such times as the Adviser shall reasonably request, including but not limited to, the hours after the close of a securities market and prior to the daily determination of a Fund's net asset value per share.

          (e) Each Sub-Adviser represents and warrants that it has adopted a code of ethics meeting the requirements of Rule 17j-1 under the 1940 Act and the requirements of Rule 204A-1 under the Advisers Act and has provided the Adviser and the Board a copy of such code of ethics, together with evidence of its adoption, and will promptly provide copies of any changes thereto, together with evidence of their adoption. Upon request of the Adviser, but in any event no less frequently than annually, each Sub-Adviser will supply the Adviser a written report that (A) describes any issues arising under the code of ethics or procedures since the Sub-Adviser's last report, including but not limited to material violations of the code of ethics or procedures and sanctions imposed in response to the material violations; and (B) certifies that the procedures contained in the Sub-Adviser's code of ethics are reasonably designed to prevent "access persons" from violating the code of ethics.

          (f) Upon request of the Adviser, each Sub-Adviser will review draft reports to shareholders and other documents provided or available to it and provide comments on a timely basis. In addition, each Sub-Adviser and each officer and portfolio manager thereof designated by the Adviser will provide on a timely basis such certifications or sub-certifications as the Adviser may reasonably request in order to support and facilitate certifications required to be provided by the Trust's Principal Executive Officer and Principal Financial Officer and will adopt such disclosure controls and procedures in support of the disclosure controls and procedures adopted by the Trust as the Adviser, on behalf of the Trust, deems are reasonably necessary.

          (g) Unless otherwise directed by the Adviser or the Board, each Sub-Adviser will vote all proxies received in accordance with the Adviser's proxy voting policy or, if the Sub-Adviser has a proxy voting policy approved by the Board, the Sub-Adviser's proxy voting policy. Each Sub-Adviser shall maintain and shall forward to the Funds or their designated agent such proxy voting information as is necessary for the Funds to timely file proxy voting results in accordance with Rule 30b1-4 of the 1940 Act.

          (h) Each Sub-Adviser shall provide the Funds' custodian on each business day with information relating to all transactions concerning the assets of the Funds and shall provide the Adviser with such information upon request of the Adviser.

          6. Services Not Exclusive. The services furnished by each Sub-Adviser hereunder are not to be deemed exclusive and such Sub-Adviser shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of a Sub-Adviser, who may also be a Trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

          7. Use of Subsidiaries and Affiliates. Each Sub-Adviser may perform any or all of the services contemplated hereunder, including but not limited to providing investment advice to the Funds pursuant to paragraph 2(a) above and placing orders for the purchase and sale of portfolio securities or other investments for the Funds pursuant to paragraph 2(b) above, directly or through such of its subsidiaries or other affiliates, including each of the other Sub-Advisers, as such Sub-Adviser shall determine; provided, however, that performance of such services through such subsidiaries or other affiliates shall have been approved, when required by the 1940 Act, by (i) a vote of a majority of the independent Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of a party to this Contract, other than as Board members ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and/or (ii) a vote of a majority of that Fund's outstanding voting securities.

          8. Compensation.


          (a) The only fees payable to the Sub-Advisers under this Contract are for providing discretionary investment management services pursuant to paragraph 2(c) above. For such services, the Adviser will pay each Sub-Adviser a fee, computed daily and paid monthly, equal to (i) 40% of the monthly compensation that the Adviser receives from the Trust pursuant to its advisory agreement with the Trust, multiplied by (ii) the fraction equal to the net assets of such Fund as to which the Sub-Adviser shall have provided discretionary investment management services pursuant to paragraph 2(c) above for that month divided by the net assets of such Fund for that month. This fee shall be payable on or before the last business day of the next succeeding calendar month. This fee shall be reduced to reflect contractual or voluntary fee waivers or expense limitations by the Adviser, if any, in effect from time to time as set forth in paragraph 9 below. In no event shall the aggregate monthly fees paid to the Sub-Advisers under this Contract exceed 40% of the monthly compensation that the Adviser receives from the Trust pursuant to its advisory agreement with the Trust, as reduced to reflect contractual or voluntary fee waivers or expense limitations by the Adviser, if any.


          (b) If this Contract becomes effective or terminates before the end of any month, the fees for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

          (c) If a Sub-Adviser provides the services under paragraph 2(c) above to a Fund for a period that is less than a full month, the fees for such period shall be prorated according to the proportion which such period bears to the applicable full month.

          9. Fee Waivers and Expense Limitations. If, for any fiscal year of a Fund, the amount of the advisory fee which such Fund would otherwise be obligated to pay to the Adviser is reduced because of contractual or voluntary fee waivers or expense limitations by the Adviser, the fee payable to each Sub-Adviser pursuant to paragraph 8 above shall be reduced proportionately; and to the extent that the Adviser reimburses the Fund as a result of such expense limitations, such Sub-Adviser shall reimburse the Adviser that proportion of such reimbursement payments which the fee payable to each Sub-Adviser pursuant to paragraph 8 above bears to the advisory fee under this Contract.


          10. Limitation of Liability of Sub-Adviser and Indemnification. No Sub-Adviser shall be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by a Fund or the Trust in connection with the matters to which this Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of such Sub-Adviser in the performance by such Sub-Adviser of its duties or from reckless disregard by such Sub-Adviser of its obligations and duties under this Contract. Any person, even though also an officer, partner, employee, or agent of a Sub-Adviser, who may be or become a Trustee, officer, employee or agent of the Trust, shall be deemed, when rendering services to a Fund or the Trust or acting with respect to any business of a Fund or the Trust, to be rendering such service to or acting solely for the Fund or the Trust and not as an officer, partner, employee, or agent or one under the control or direction of such Sub-Adviser even though paid by it.

          11. Duration and Termination.

          (a) This Contract shall become effective with respect to each Sub-Adviser upon the later of the date hereabove written and the date that such Sub-Adviser is registered with the SEC as an investment adviser under the Advisers Act, if a Sub-Adviser is not so registered as of the date hereabove written; provided, however, that this Contract shall not take effect with respect to any Fund unless it has first been approved (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of that Fund's outstanding voting securities, when required by the 1940 Act.

          (b) Unless sooner terminated as provided herein, this Contract shall continue in force and effect until June 30, 2009. Thereafter, if not terminated, with respect to each Fund, this Contract shall continue automatically for successive periods not to exceed twelve months each, provided that such continuance is specifically approved at least annually
     (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of that Fund.


          (c) Notwithstanding the foregoing, with respect to any Fund(s) or any Sub-Adviser(s), this Contract may be terminated at any time, without the payment of any penalty, (i) by vote of the Board or by a vote of a majority of the outstanding voting securities of such Fund(s) on sixty days' written notice to such Sub-Adviser(s); or (ii) by the Adviser on sixty days' written notice to such Sub-Adviser(s); or (iii) by a Sub-Adviser on sixty days' written notice to the Trust. Should this Contract be terminated with respect to a Sub-Adviser, the Adviser shall assume the duties and responsibilities of such Sub-Adviser unless and until the Adviser appoints another Sub- Adviser to perform such duties and responsibilities. Termination of this Contract with respect to one or more Fund(s) or Sub-Adviser(s) shall not affect the continued effectiveness of this Contract with respect to any remaining Fund(s) or Sub-Adviser(s). This Contract will automatically terminate in the event of its assignment.


          12. Amendment. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and, when required by the 1940 Act, no amendment of this Contract shall be effective until approved by vote of a majority of the Fund's outstanding voting securities.


          13. Notices. Any notices under this Contract shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and the Adviser shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Until further notice to the other party, it is agreed that the address of each Sub-Adviser shall be set forth in Exhibit B attached hereto.


          14. Governing Law. This Contract shall be construed in accordance with the laws of the State of Texas and the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

          15. Multiple Sub-Advisory Agreements. This Contract has been signed by multiple parties; namely the Adviser, on one hand, and each Sub-Adviser, on the other. The parties have signed one document for administrative convenience to avoid a multiplicity of documents. It is understood and agreed that this document shall constitute a separate sub-advisory agreement between the Adviser and each Sub-Adviser with respect to each Fund, as if the Adviser and such Sub-Adviser had executed a separate sub-advisory agreement naming such Sub-Adviser as a sub-adviser to each Fund. With respect to any one Sub-Adviser, (i) references in this Contract to "a Sub-Adviser" or to "each Sub-Adviser" shall be deemed to refer only to such Sub-Adviser, and (ii) the term "this Contract" shall be construed according to the foregoing provisions.


          16. Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Any question of interpretation of any term or provision of this Contract having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the (SEC) issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Contract is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

A I M ADVISORS, INC.

Adviser

By:
    ----------------------------------------------------------------------------
    Name:
    Title:

AIM FUNDS MANAGEMENT INC.

Sub-adviser

By:
    ----------------------------------------------------------------------------
    Name:
    Title:

INVESCO ASSET MANAGEMENT
DEUTSCHLAND, GMBH

Sub-adviser

By:
    ----------------------------------------------------------------------------
    Name:
    Title:

INVESCO ASSET MANAGEMENT LTD.

Sub-adviser

By:
    ----------------------------------------------------------------------------
    Name:
    Title:

INVESCO ASSET MANAGEMENT (JAPAN) LIMITED

Sub-adviser

By:
    ----------------------------------------------------------------------------
    Name:
    Title:

INVESCO AUSTRALIA LIMITED

Sub-adviser

By:
    ----------------------------------------------------------------------------
    Name:
    Title:

INVESCO GLOBAL ASSET MANAGEMENT (N.A.), INC.

Sub-adviser

By:
    ----------------------------------------------------------------------------
    Name:
    Title:

INVESCO HONG KONG LIMITED

Sub-adviser

By:
    ----------------------------------------------------------------------------
    Name:
    Title:

INVESCO INSTITUTIONAL (N.A.), INC.

Sub-adviser

By:
    ----------------------------------------------------------------------------
    Name:
    Title:

INVESCO SENIOR SECURED MANAGEMENT, INC.

Sub-adviser

By:
    ----------------------------------------------------------------------------
    Name:
    Title:

                                                                       EXHIBIT A

                                      FUNDS

[List all series portfolios]

                                                                       EXHIBIT B

                            ADDRESSES OF SUB-ADVISERS

AIM Funds Management Inc.
5140 Yonge Street
Suite 900
Toronto, Ontario
Canada M2N 6X7

INVESCO Asset Management Deutschland, GmbH
Bleichstrasse 60-62
Frankfurt, Germany 60313

INVESCO Asset Management Ltd.
30 Finsbury Square
London, United Kingdom
EC2A 1AG

Invesco Asset Management (Japan) Limited

25(th) Floor, Shiroyama Trust Tower
3-1, Toranoman 4-chome, Minato-Ku
Tokyo, Japan 105-6025

Invesco Australia Limited

333 Collins Street, Level 26

Melbourne Victoria 3000, Australia


Invesco Global Asset Management (N.A.), Inc.

One Midtown Plaza
1360 Peachtree Street, N.E.
Atlanta, Georgia 30309

Invesco Hong Kong Limited

32(nd) Floor
Three Pacific Place
1 Queen's Road East
Hong Kong

Invesco Institutional (N.A.), Inc.

One Midtown Plaza
1360 Peachtree Street, N.E.
Atlanta, Georgia 30309

Invesco Senior Secured Management, Inc.

1166 Avenue of the Americas
New York, NY 10036

                                                                       EXHIBIT A

                     SHARES OF AIM VARIABLE INSURANCE FUNDS
                        OUTSTANDING ON NOVEMBER 30, 2007


                                                                                NUMBER OF SHARES
                                                                                 OUTSTANDING ON
NAME OF FUND (CLASS)                                                           NOVEMBER 30, 2007
--------------------                                                           -----------------
AIM V.I. Basic Balanced Fund
  Series I Shares............................................................     4,936,611.97
  Series II Shares...........................................................       438,588.75
AIM V.I. Basic Value Fund
  Series I Shares............................................................    29,922,973.64
  Series II Shares...........................................................    23,036,605.29
AIM V.I. Capital Appreciation Fund
  Series I Shares............................................................    37,471,882.74
  Series II Shares...........................................................    12,150,653.56
AIM V.I. Capital Development Fund
  Series I Shares............................................................     7,449,212.94
  Series II Shares...........................................................     9,444,872.24
AIM V.I. Core Equity Fund
  Series I Shares............................................................    79,632,385.75
  Series II Shares...........................................................     1,206,627.98
AIM V.I. Diversified Income Fund
  Series I Shares............................................................     4,677,355.84
  Series II Shares...........................................................        73,900.94
AIM V.I. Dynamics Fund
  Series I Shares............................................................     6,402,996.14
  Series II Shares...........................................................           508.74
AIM V.I. Financial Services Fund
  Series I Shares............................................................     6,325,196.95
  Series II Shares...........................................................       249,758.44
AIM V.I. Global Health Care Fund
  Series I Shares............................................................     9,266,857.00
  Series II Shares...........................................................       847,470.23
AIM V.I. Global Real Estate Fund
  Series I Shares............................................................     5,407,597.91
  Series II Shares...........................................................        90,856.09
AIM V.I. Government Securities Fund
  Series I Shares............................................................    93,005,666.82
  Series II Shares...........................................................     1,409,913.49
AIM V.I. High Yield Fund
  Series I Shares............................................................     8,291,491.34
  Series II Shares...........................................................       107,772.21
AIM V.I. International Growth Fund
  Series I Shares............................................................    22,907,620.62
  Series II Shares...........................................................    21,338,320.96
AIM V.I. Large Cap Growth Fund
  Series I Shares............................................................     7,905,051.42
  Series II Shares...........................................................        80,179.99

                     SHARES OF AIM VARIABLE INSURANCE FUNDS
                        OUTSTANDING ON NOVEMBER 30, 2007


                                                                                NUMBER OF SHARES
                                                                                 OUTSTANDING ON
NAME OF FUND (CLASS)                                                           NOVEMBER 30, 2007
--------------------                                                           -----------------
AIM V.I. Leisure Fund
  Series I Shares............................................................     3,152,964.18
  Series II Shares...........................................................           681.54
AIM V.I. Mid Cap Core Equity Fund
  Series I Shares............................................................    39,861,114.59
  Series II Shares...........................................................     5,281,287.56
AIM V.I. Money Market Fund
  Series I Shares............................................................    47,436,070.50
  Series II Shares...........................................................     2,489,775.81
AIM V.I. Small Cap Equity Fund
  Series I Shares............................................................    10,079,545.51
  Series II Shares...........................................................         1,677.98
AIM V.I. Technology Fund
  Series I Shares............................................................    10,581,761.08
  Series II Shares...........................................................         8,664.14
AIM V.I. Utilities Fund
  Series I Shares............................................................     6,058,619.22
  Series II Shares...........................................................       142,999.69

                                                                       EXHIBIT B

                           TRUSTEE COMPENSATION TABLE

     Set forth below is information regarding compensation paid or accrued for each trustee of each Trust who was not affiliated with AIM during the year ended December 31, 2006. Also set forth below is information regarding compensation paid to Russell C. Burk, the Funds' Senior Vice President and Senior Officer, during the year ended December 31, 2006.

                                                                       RETIREMENT
                                                                        BENEFITS      ESTIMATED         TOTAL
                                                         AGGREGATE     ACCRUED BY       ANNUAL      COMPENSATION
                                                        COMPENSATION     ALL AIM    BENEFITS UPON   FROM ALL AIM
NAME OF TRUSTEE                                        FROM TRUST(1)    FUNDS(2)    RETIREMENT(3)     FUNDS(4)
---------------                                        -------------   ----------   -------------   ------------
Bob R. Baker.........................................     $35,001       $230,089       $177,882       $225,000
Frank S. Bayley......................................      37,497        160,600        126,750        241,000
James T. Bunch.......................................      31,605        149,379        126,750        203,500
Bruce L. Crockett....................................      62,618         83,163        126,750        402,000
Albert R. Dowden.....................................      37,660        105,204        126,750        242,000
Jack M. Fields.......................................      32,669        104,145        126,750        210,000
Carl Frischling(5)...................................      32,669         91,932        126,750        210,000
Prema Mathai-Davis...................................      33,860        102,401        126,750        217,500
Lewis F. Pennock.....................................      32,669         85,580        126,750        210,000
Ruth H. Quigley(6)...................................      37,660        187,330        126,750        242,000
Larry Soll...........................................      32,669        193,510        146,697        210,000
Raymond Stickel, Jr. ................................      35,867         77,561        126,750        230,750

NAME OF OFFICER
---------------
Russell Burk.........................................     $67,263            N/A            N/A            N/A


--------

   (1) Amounts shown are as of the AIM Variable Insurance Funds' most recent fiscal year end. The total amount of compensation deferred by all trustees of AIM Variable Insurance Funds, during the fiscal year ended December 31, 2006, including earnings, was $108,551.


   (2) During the fiscal year ended December 31, 2006, the total amount of expenses allocated to AIM Variable Insurance Funds, in respect of such retirement benefits was $144,932.


   (3) These amounts represent the estimated annual benefits payable by the AIM Funds upon the trustee's retirement and assumes each trustee serves until his or her normal retirement date.


   (4) All trustees currently serve as trustees of 16 registered investment companies advised by AIM.

   (5) During the fiscal year ended December 31, 2006, AIM Variable Insurance Funds paid $107,170 in legal fees to Kramer Levin Naftalis & Frankel LLP ("Kramer Levin") for services rendered by such firm as counsel to the independent trustees of AIM Variable Insurance Funds. Mr. Frischling is a partner of Kramer Levin.

   (6) Miss Quigley will retire effective as of December 31, 2007.

                                                                       EXHIBIT C

      PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF AFFILIATED SUB-ADVISERS


AIM FUNDS MANAGEMENT INC.



     The following table provides information with respect to the principal executive officer and the directors of AIM Funds Management Inc. The business address of the principal executive officer and each director is 5140 Yonge Street, Suite 900, Toronto, Ontario M2N 6X7.


NAME                                   POSITION                        PRINCIPAL OCCUPATION(S)
----                                   --------                        -----------------------
Philip A. Taylor...........    Director, President and     Director, Chief Executive Officer and
                               Chief Executive Officer     President, AIM Mutual Fund Dealer Inc.
                                                           (registered broker dealer), A I M Advisors,
                                                           Inc., AIM Funds Management Inc. d/b/a INVESCO
                                                           Enterprise Services (registered investment
                                                           advisor and registered transfer agent) and
                                                           1371 Preferred Inc. (holding company);
                                                           Director and Chief Executive Officer, AIM
                                                           Trimark Corporate Class Inc. (corporate mutual
                                                           fund company) and AIM Trimark Canada Fund Inc.
                                                           (corporate mutual fund company); Director,
                                                           Chairman, Chief Executive Officer and
                                                           President, A I M Management Group Inc. and
                                                           A I M Capital Management, Inc. (registered
                                                           investment advisor); Director and President,
                                                           INVESCO Funds Group, Inc. (registered
                                                           investment advisor and registered transfer
                                                           agent) and AIM GP Canada Inc. (general partner
                                                           for limited partnership); Director, A I M
                                                           Distributors, Inc. (registered broker dealer);
                                                           Director and Chairman, AIM Investment
                                                           Services, Inc. (registered transfer agent) and
                                                           INVESCO Distributors, Inc. (registered broker
                                                           dealer); Director, President and Chairman, IVZ
                                                           Callco Inc. (holding company), INVESCO Inc.
                                                           (holding company) and AIM Canada Holdings Inc.
                                                           (holding company); Trustee, President and
                                                           Principal Executive Officer, The AIM Family of
                                                           Funds(R) (other than AIM Treasurer's Series
                                                           Trust, Short-Term Investments Trust and Tax-
                                                           Free Investments Trust only); Trustee and
                                                           Executive Vice President, The AIM Family of
                                                           Funds(R) (AIM Treasurer's Series Trust, Short-
                                                           Term Investments Trust and Tax-Free
                                                           Investments Trust only); and Manager,
                                                           PowerShares Capital Management LLC.
David Colvin Warren........   Director, Chief Financial    Vice President, 1371 Preferred Inc., AIM Funds
                              Officer and Executive Vice   Management Inc., AIM Mutual Fund Dealer Inc.,
                                      President            INVESCO Inc. and IVZ Callco Inc.; Director,
                                                           AIM Canada Holdings Inc. and AIM GP Canada
                                                           Inc.; Senior Vice President and Chief
                                                           Administration Officer, A I M Advisors, Inc.,
                                                           A I M Capital Management, Inc. and AIM Private
                                                           Asset Management, Inc.; and Senior Vice
                                                           President, A I M Management Group Inc.
Peter Intraligi............   Director, Chief Operating    Director and Senior Vice President, 1371
                              Officer and Executive Vice   Preferred Inc.; Director, AIM Canada Holdings
                                      President            Inc.; Director, Chief Operating Officer and
                                                           Executive Vice President, AIM Funds Management
                                                           Inc. and IVZ Callco Inc; and Director and
                                                           Executive Vice President, INVESCO Inc.
Susan J. Han...............   Director, General Counsel,   Director, General Counsel, Senior Vice
                              Senior Vice President and    President and Secretary, AIM Funds Management
                                      Secretary            Inc. and 1371 Preferred Inc.; Director and
                                                           Secretary, INVESCO Inc., AIM Canada Holdings
                                                           Inc., AIM Mutual Fund Dealer Inc., AIM GP
                                                           Canada Inc. and IVZ Callco Inc.; and Senior
                                                           Vice President, General Counsel and Secretary,
                                                           AIM Trimark Corporate Class Inc. and AIM
                                                           Trimark Canada Fund Inc.
Graham Anderson............    Director and Senior Vice    Director and Senior Vice President,
                                President, Investments     Investments Operations, AIM Funds Management
                                      Operations           Inc.

INVESCO ASSET MANAGEMENT DEUTSCHLAND GMBH



     The following table provides information with respect to the principal executive officer and the directors of INVESCO Asset Management Deutschland GmbH. The business address of the principal executive officer and each director is Bleichstrasse 60-62, Frankfurt, Germany 60313.


NAME                                    POSITION                        PRINCIPAL OCCUPATION(S)
----                                    --------                        -----------------------
Karl-Georg Bayer............       Managing Director        Managing Director, INVESCO Asset Management
                                                            Deutschland GmbH.
Bernhard Langer.............       Managing Director        Managing Director, INVESCO Asset Management
                                                            Deutschland GmbH; and Director, INVESCO
                                                            Kapitalanlaegesellschaft mbH
Alexander Heinrich Lehmann..       Managing Director        Managing Director, INVESCO Asset Management
                                                            Deutschland GmbH and President, INVESCO Asset
                                                            Management (Switzerland) Ltd.
Christian Puschmann.........            Manager             Director, INVESCO Holding Germany Ltd & Co OHG
                                                            and INVESCO Kapitalanlaegesellschaft mbH; and
                                                            Manager, INVESCO Asset Management Deutschland
                                                            GmbH.




INVESCO ASSET MANAGEMENT LIMITED



     The following table provides information with respect to the principal executive officer and the directors of INVESCO Asset Management Limited. The business address of the principal executive officer and each director is 30 Finsbury Square, London, EC2A 1AG, United Kingdom.


NAME                                      POSITION                        PRINCIPAL OCCUPATION(S)
----                                      --------                        -----------------------
Robert John Duthie............            Director            Director, Atlantic Wealth Management Ltd., C M
                                                              Investment Nominees Ltd., INVESCO
                                                              Administration Services Ltd., INVESCO Asset
                                                              Management Ltd., INVESCO Fund Managers Ltd.,
                                                              INVESCO Global Investment Funds Ltd., INVESCO
                                                              Group Ltd., INVESCO GT Asset Management PLC,
                                                              INVESCO North American Group Ltd., INVESCO
                                                              Pacific Group Ltd., INVESCO Pensions Ltd.,
                                                              INVESCO Savings Scheme (Nominees) Ltd.,
                                                              INVESCO Trustee Corporation Ltd., INVESCO UK
                                                              Holdings PLC, INVESCO UK Ltd., Perpetual
                                                              Administration Ltd., Perpetual plc, Perpetual
                                                              Portfolio Management Ltd., Perpetual Unit
                                                              Trust Management (Nominees) Ltd. and Sermon
                                                              Lane Nominees Ltd.
Roderick George Howard Ellis..            Director            Director, Atlantic Wealth Management Ltd., C M
                                                              Investment Nominees Ltd., INVESCO
                                                              Administration Services Ltd., INVESCO Asset
                                                              Management Ltd., INVESCO Asset Management SA,
                                                              INVESCO CE SA, INVESCO CE Services SA, INVESCO
                                                              Continental Europe Holdings SA, INVESCO
                                                              Continental Europe Service Centre SA, INVESCO
                                                              Fund Managers Ltd., INVESCO Global Investment
                                                              Funds Ltd., INVESCO Group Ltd., INVESCO GT
                                                              Asset Management PLC, INVESCO Holland B.V.,
                                                              INVESCO International (Southern Africa) Ltd.,
                                                              INVESCO Pacific Group Ltd., INVESCO Pensions
                                                              Ltd., INVESCO Real Estate Ltd., INVESCO
                                                              Savings Scheme (Nominees) Ltd., INVESCO UK
                                                              Holdings PLC, INVESCO UK Ltd., Perpetual
                                                              Administration Ltd., Perpetual plc, Perpetual
                                                              Portfolio Management Ltd., Perpetual Unit
                                                              Trust Management (Nominees) Ltd. and Sermon
                                                              Lane Nominees Ltd.; Supervisory Board, INVESCO
                                                              Asset Management Oesterreich GmbH and INVESCO
                                                              Kapitalanlagegesellschaft mbH; Director and
                                                              Deputy Chairman, INVESCO Global Asset
                                                              Management (Bermuda) Ltd.; and Director, Chief
                                                              Executive Officer and President, INVESCO
                                                              Pacific Holdings Ltd.

NAME                                      POSITION                        PRINCIPAL OCCUPATION(S)
----                                      --------                        -----------------------
Robert John Yerbury...........            Director            Director and Chief Executive, Atlantic Wealth
                                                              Management Ltd., INVESCO Administration
                                                              Services Ltd., INVESCO Asset Management Ltd.,
                                                              INVESCO Fund Managers Ltd., INVESCO Global
                                                              Investment Funds Ltd., INVESCO Pension Ltd.
                                                              and Perpetual Portfolio Management Ltd.;
                                                              Director, INVESCO UK Ltd. and Perpetual plc;
                                                              and Executive Management Committee and Senior
                                                              Managing Director, Invesco Ltd.
John Rowland..................            Director            Director, Atlantic Wealth Management Ltd.,
                                                              INVESCO Administration Services Ltd., INVESCO
                                                              Asset Management Ireland Ltd., INVESCO Asset
                                                              Management Ltd., INVESCO Fund Managers Ltd.,
                                                              INVESCO Global Distributors Ltd., INVESCO
                                                              Global Investment Funds Ltd., INVESCO
                                                              Management S.A., INVESCO UK Ltd., Investment
                                                              Fund Administrators Ltd. and Perpetual
                                                              Portfolio Management Ltd.
Graeme John Proudfoot.........            Director            Director, Atlantic Wealth Management Ltd., C M
                                                              Investment Nominees Ltd., INVESCO
                                                              Administration Services Ltd., INVESCO Asset
                                                              Management Ltd., INVESCO Fund Managers Ltd.,
                                                              INVESCO Global Investment Funds Ltd., INVESCO
                                                              Group Ltd., INVESCO GT Asset Management PLC,
                                                              INVESCO International Holdings Ltd., INVESCO
                                                              North American Group Ltd., INVESCO Pacific
                                                              Group Ltd., INVESCO Savings Scheme (Nominees)
                                                              Ltd., INVESCO Trustee Corporation Ltd.,
                                                              INVESCO UK Holdings PLC, INVESCO UK Ltd., IST
                                                              123 LTD, Lombard Place Securities Ltd.,
                                                              Perpetual Administration Ltd., Perpetual plc,
                                                              Perpetual Unit Trust Management (Nominees)
                                                              Ltd. and Sermon Lane Nominees Ltd.; Alternate
                                                              Director, INVESCO Japan Discovery Trust plc;
                                                              Director and Secretary, AMVESCAP Ltd. and
                                                              Atlantic Wealth Holdings Ltd.; Director and
                                                              Vice President, INVESCO Pacific Holdings Ltd.;
                                                              and Secretary, Royal Canoe Club Trust.
Ian David Trevers.............            Director            Director, INVESCO Administration Services
                                                              Ltd., INVESCO Asset Management Ltd., INVESCO
                                                              Fund Managers Ltd., INVESCO Global Investment
                                                              Funds Ltd. and INVESCO Pensions Ltd.
Nigel Marcus Doman............            Director            Director, A I M Global Management Company
                                                              Ltd., INVESCO Asset Management Ltd. and Short-
                                                              Term Investments Company (Global Series)
                                                              Public Limited Company.
Andrew John Rofe..............            Director            Director, INVESCO Asset Management Ltd.,
                                                              Consolidated Properties Investments and
                                                              Metrose Properties Ltd.




INVESCO ASSET MANAGEMENT (JAPAN) LIMITED



     The following table provides information with respect to the principal executive officer and the directors of Invesco Asset Management (Japan) Limited. The business address of the principal executive officer and each director is 25(th) Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan.


NAME                                 POSITION                          PRINCIPAL OCCUPATION(S)
----                                 --------                          -----------------------
Andrew Tak Shing Lo......            Director             Chairman and Director, County Investment
                                                          Management Pty Ltd., INVESCO Asset Management
                                                          Australia (Holdings) Ltd., Invesco Australia
                                                          Ltd. and INVESCO Pacific Partner Ltd; Director,
                                                          Invesco Asset Management (Japan) Ltd., INVESCO
                                                          Asset Management Asia Ltd., INVESCO Asset
                                                          Management Pacific Ltd., INVESCO Asset
                                                          Management Singapore Ltd., Invesco Hong Kong
                                                          Ltd., INVESCO Great Wall Fund Management Company
                                                          Ltd., INVESCO Pacific Holdings Ltd. and INVESCO
                                                          Taiwan Ltd.; Executive Management Committee,
                                                          Invesco Ltd.; and Vice President, Invesco
                                                          Institutional (N.A.), Inc.
Atsushi Kawakami.........            Director             Director, Invesco Asset Management (Japan) Ltd.

NAME                                 POSITION                          PRINCIPAL OCCUPATION(S)
----                                 --------                          -----------------------
Alexander Maurice Prout..     Chief Executive Officer     Chief Representative Director, Invesco Asset
                                                          Management (Japan) Ltd.
Masakazu Hasegawa........            Director             Director, Invesco Asset Management (Japan) Ltd.
                                                          and INVESCO Pacific Partner Ltd.




INVESCO AUSTRALIA LIMITED



     The following table provides information with respect to the principal executive officer and the directors of Invesco Australia Limited. The business address of the principal executive officer and each director is Level 26, 333 Collins Street, Melbourne, Victoria 3000, Australia.


NAME                                POSITION                          PRINCIPAL OCCUPATION(S)
----                                --------                          -----------------------
Andrew Tak Shing Lo.....      Chairman and Director      Chairman and Director, County Investment
                                                         Management Pty Ltd., INVESCO Asset Management
                                                         Australia (Holdings) Ltd., Invesco Australia
                                                         Ltd. and INVESCO Pacific Partner Ltd.; Director,
                                                         Invesco Asset Management (Japan) Ltd., INVESCO
                                                         Asset Management Asia Ltd., INVESCO Asset
                                                         Management Pacific Ltd., INVESCO Asset
                                                         Management Singapore Ltd., Invesco Hong Kong
                                                         Ltd., INVESCO Great Wall Fund Management Company
                                                         Ltd., INVESCO Pacific Holdings Ltd. and INVESCO
                                                         Taiwan Ltd.; Executive Management Committee,
                                                         Invesco Ltd.; and Vice President, Invesco
                                                         Institutional (N.A.), Inc.
John Wallace Nairn......            Director             Director, INVESCO Asset Management Australia
                                                         (Holdings) Ltd. and Invesco Australia Ltd.
Michael Joseph O'Brien..  Director and Chief Executive   Director and Chief Executive Officer, Invesco
                                     Officer             Australia Ltd.; and Director, County Investment
                                                         Management Pty Ltd. and INVESCO Asset Management
                                                         Australia (Holdings) Ltd.
Mark David Yesberg......            Director             Director, Invesco Australia Ltd.
Jeremy Charles Simpson..            Director             Director, INVESCO (B.V.I.) NOMINEES LTD.,
                                                         INVESCO Asset Management Asia Ltd., INVESCO
                                                         Asset Management Australia (Holdings) Ltd.,
                                                         INVESCO Asset Management Pacific Ltd., INVESCO
                                                         Asset Management Singapore Ltd., Invesco
                                                         Australia Ltd. and INVESCO Pacific Holdings
                                                         Ltd.; Director and Finance Director, Invesco
                                                         Hong Kong Ltd.; Director and Deputy Chairman,
                                                         INVESCO Pacific Partner Ltd; and Secretary, IRE
                                                         (Hong Kong) Ltd.




INVESCO GLOBAL ASSET MANAGEMENT (N.A.), INC.



     The following table provides information with respect to the principal executive officer and the directors of Invesco Global Asset Management (N.A.), Inc. The business address of the principal executive officer and each director is One Midtown Plaza, 1360 Peachtree Street, N.E., Atlanta, Georgia 30309.


NAME                                 POSITION                          PRINCIPAL OCCUPATION(S)
----                                 --------                          -----------------------
Kirk Fredrick Holland....   Chief Executive Officer and   Chief Executive Officer and President, Invesco
                                     President            Global Asset Management (N.A.), Inc.; and Vice
                                                          President, Invesco Institutional (N.A.), Inc.
David Alexander Hartley..  Director and Chief Financial   Director, Atlantic Trust Company, N.A., INVESCO
                                      Officer             (NY) Trust Company, INVESCO National Trust
                                                          Company, INVESCO Realty, Inc. and Invesco Senior
                                                          Secured Management, Inc.; Director, Chief
                                                          Financial Officer and Vice President, INVESCO
                                                          Asset Management (Bermuda) Ltd.; Director and
                                                          Chief Financial Officer, Invesco Global Asset
                                                          Management (N.A.), Inc. and Invesco
                                                          Institutional (N.A.), Inc.; Treasurer and Chief
                                                          Accounting Officer, A I M Advisors, Inc., A I M
                                                          Capital Management, Inc. and AIM Private Asset
                                                          Management, Inc.; Treasurer and Chief Financial
                                                          Officer, A I M Distributors, Inc., A I M
                                                          Management Group Inc. and AIM Investment
                                                          Services, Inc.; and Treasurer, AIM Global
                                                          Holdings, Inc., A I M Global Ventures, Co., AIM
                                                          Retirement Services, Inc., INVESCO Distributors,
                                                          Inc. and INVESCO Funds Group, Inc.

NAME                                 POSITION                          PRINCIPAL OCCUPATION(S)
----                                 --------                          -----------------------
Gregory Mark Armour......            Director             Chairman and Director, Invesco Global Asset
                                                          Management (N.A.), Inc., INVESCO Private Capital
                                                          Investments, Inc., Invesco Private Capital, Inc.
                                                          and Invesco Senior Secured Management, Inc.;
                                                          Chairman, Chief Executive Officer and President,
                                                          Invesco Institutional (N.A.), Inc. and INVESCO
                                                          Realty, Inc.; Director and President, INVESCO
                                                          Asset Management (Bermuda) Ltd.; and Senior
                                                          Managing Director, Invesco Ltd.




INVESCO HONG KONG LIMITED



     The following table provides information with respect to the principal executive officer and the directors of Invesco Hong Kong Limited. The business address of the principal executive officer and each director is 32(nd) Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong.


NAME                                POSITION                          PRINCIPAL OCCUPATION(S)
----                                --------                          -----------------------
Andrew Tak Shing Lo.....  Director and Chief Executive   Chairman and Director, County Investment
                                     Officer             Management Pty Ltd., INVESCO Asset Management
                                                         Australia (Holdings) Ltd., Invesco Australia
                                                         Ltd. and INVESCO Pacific Partner Ltd.; Director,
                                                         Invesco Asset Management (Japan) Ltd., INVESCO
                                                         Asset Management Asia Ltd., INVESCO Asset
                                                         Management Pacific Ltd., INVESCO Asset
                                                         Management Singapore Ltd., Invesco Hong Kong
                                                         Ltd., INVESCO Great Wall Fund Management Company
                                                         Ltd., INVESCO Pacific Holdings Ltd. and INVESCO
                                                         Taiwan Ltd.; Executive Management Committee,
                                                         Invesco Ltd.; and Vice President, Invesco
                                                         Institutional (N.A.), Inc.
Jeremy Charles Simpson..            Director             Director, INVESCO (B.V.I.) NOMINEES LTD.,
                                                         INVESCO Asset Management Asia Ltd., INVESCO
                                                         Asset Management Australia (Holdings) Ltd,
                                                         INVESCO Asset Management Pacific Ltd., INVESCO
                                                         Asset Management Singapore Ltd., Invesco
                                                         Australia Ltd. and INVESCO Pacific Holdings
                                                         Ltd.; Director and Finance Director, Invesco
                                                         Hong Kong Ltd.; Director and Deputy Chairman,
                                                         INVESCO Pacific Partner Ltd.; and Secretary, IRE
                                                         (Hong Kong) Ltd.
Gracie Yuen See Liu.....            Director             Director, INVESCO (B.V.I.) NOMINEES LTD.,
                                                         INVESCO Asset Management Asia Ltd. and Invesco
                                                         Hong Kong Ltd.
John Gerald Greenwood...            Director             Director, INVESCO Asset Management Asia Ltd. and
                                                         INVESCO Asset Management Singapore Ltd; and
                                                         Director and Vice Chairman, Invesco Hong Kong
                                                         Ltd.
Siu Mei Lee.............            Director             Director, INVESCO (B.V.I.) NOMINEES LTD.,
                                                         INVESCO Asset Management Asia Ltd. and Invesco
                                                         Hong Kong Ltd.
Anna Seen Ming Tong.....            Director             Director, INVESCO (B.V.I.) NOMINEES LTD.,
                                                         INVESCO Asset Management Asia Ltd., INVESCO
                                                         Asset Management Pacific Ltd., INVESCO Asset
                                                         Management Singapore Ltd. and Invesco Hong Kong
                                                         Ltd.

INVESCO INSTITUTIONAL (N.A.), INC.



     The following table provides information with respect to the principal executive officer and the directors of Invesco Institutional (N.A.), Inc. The business address of the principal executive officer and each director is One Midtown Plaza, 1360 Peachtree Street, N.E., Atlanta, Georgia 30309.


NAME                                 POSITION                          PRINCIPAL OCCUPATION(S)
----                                 --------                          -----------------------
David Alexander Hartley..  Director and Chief Financial   Director, Atlantic Trust Company, N.A., INVESCO
                                      Officer             (NY) Trust Company, INVESCO National Trust
                                                          Company, INVESCO Realty, Inc. and Invesco Senior
                                                          Secured Management, Inc.; Director, Chief
                                                          Financial Officer and Vice President, INVESCO
                                                          Asset Management (Bermuda) Ltd.; Director and
                                                          Chief Financial Officer, Invesco Global Asset
                                                          Management (N.A.), Inc. and Invesco
                                                          Institutional (N.A.), Inc.; Treasurer and Chief
                                                          Accounting Officer, A I M Advisors, Inc., A I M
                                                          Capital Management, Inc. and AIM Private Asset
                                                          Management, Inc.; Treasurer and Chief Financial
                                                          Officer, A I M Distributors, Inc., A I M
                                                          Management Group Inc., and AIM Investment
                                                          Services, Inc.; and Treasurer, AIM Global
                                                          Holdings, Inc., A I M Global Ventures, Co., AIM
                                                          Retirement Services, Inc., INVESCO Distributors,
                                                          Inc., and INVESCO Funds Group, Inc.
Gregory Mark Armour......    Director, Chief Executive    Chairman and Director, Invesco Global Asset
                               Officer and President      Management (N.A.), Inc., INVESCO Private Capital
                                                          Investments, Inc., INVESCO Private Capital, Inc.
                                                          and Invesco Senior Secured Management, Inc.;
                                                          Chairman, Chief Executive Officer and President,
                                                          Invesco Institutional (N.A.), Inc. and INVESCO
                                                          Realty, Inc.; Director and President, INVESCO
                                                          Asset Management (Bermuda) Ltd.; and Senior
                                                          Managing Director, Invesco Ltd.




INVESCO SENIOR SECURED MANAGEMENT, INC.



     The following table provides information with respect to the principal executive officer and the directors of Invesco Senior Secured Management, Inc. The business address of the principal executive officer and each director is 1166 Avenue of the Americas, New York, New York 10036.


           NAME                      POSITION                          PRINCIPAL OCCUPATION(S)
           ----                      --------                          -----------------------
David Alexander Hartley..  Director and Chief Financial   Director, Atlantic Trust Company, N.A., INVESCO
                                      Officer             (NY) Trust Company, INVESCO National Trust
                                                          Company, INVESCO Realty, Inc. and Invesco Senior
                                                          Secured Management, Inc.; Director, Chief
                                                          Financial Officer and Vice President, INVESCO
                                                          Asset Management (Bermuda) Ltd.; Director and
                                                          Chief Financial Officer, Invesco Global Asset
                                                          Management (N.A.), Inc. and Invesco
                                                          Institutional (N.A.), Inc.; Treasurer and Chief
                                                          Accounting Officer,  A I M Advisors, Inc., A I M
                                                          Capital Management, Inc. and AIM Private Asset
                                                          Management, Inc.; Treasurer and Chief Financial
                                                          Officer, A I M Distributors, Inc., A I M
                                                          Management Group Inc., and AIM Investment
                                                          Services, Inc.; and Treasurer, AIM Global
                                                          Holdings, Inc., A I M Global Ventures, Co., AIM
                                                          Retirement Services, Inc., INVESCO Distributors,
                                                          Inc. and INVESCO Funds Group, Inc.
Gregory Stoeckle.........      Managing Director and      Managing Director and President, Invesco Senior
                                     President            Secured Management, Inc.; and Senior Vice
                                                          President, Invesco Private Capital, Inc.
Gregory Mark Armour......            Director             Chairman and Director, Invesco Global Asset
                                                          Management (N.A.), Inc., INVESCO Private Capital
                                                          Investments, Inc., Invesco Private Capital, Inc.
                                                          and Invesco Senior Secured Management, Inc.;
                                                          Chairman, Chief Executive Officer and President,
                                                          Invesco Institutional (N.A.), Inc. and INVESCO
                                                          Realty, Inc.; Director and President, INVESCO
                                                          Asset Management (Bermuda) Ltd.; and Senior
                                                          Managing Director, Invesco Ltd.

                                                                       EXHIBIT D


                         EXISTING SUB-ADVISORY AGREEMENT


                                                                   DATE SUB-ADVISER
                                                                  BECAME SUB-ADVISER   DATE LAST SUBMITTED
                                                                 UNDER EXISTING SUB-       TO A VOTE OF
NAME OF FUND AND SUB-ADVISER                                      ADVISORY AGREEMENT       SHAREHOLDERS
----------------------------                                     -------------------   -------------------
AIM V.I. Global Real Estate Fund (Invesco Institutional (N.A.),
  Inc.)........................................................     April 30, 2004        April 2, 2004(1)



--------

   (1) Shareholders last voted on the sub-advisory agreement on April 2, 2004 for the purpose of approving it as a new sub-advisory agreement.

                                                                       EXHIBIT E


                   SUB-ADVISORY FEE SCHEDULES FOR OTHER FUNDS



     The following table provides information with respect to the annual sub-advisory fee rates paid to Invesco Institutional (N.A.), Inc. by A I M Advisors, Inc. ("AIM"), the investment adviser to the funds listed in the following table, all of which have similar investment objectives.


                                                                                              FEE WAIVER, EXPENSE
                                                                                               LIMITATIONS AND/OR
                                                                           TOTAL NET ASSETS         EXPENSE
                                                                             FOR THE MOST      REIMBURSEMENTS FOR
                                                                               RECENTLY        THE MOST RECENTLY
                                                                           COMPLETED FISCAL     COMPLETED FISCAL
NAME OF FUND                             ANNUAL SUB-ADVISORY FEE RATE       PERIOD OR YEAR       PERIOD OR YEAR
------------                             ----------------------------      ----------------   -------------------
AIM Global Real Estate Fund........  40% of the compensation paid by the    $  662,316,830         Fee Waiver
                                     Fund to AIM on the sub-advised
                                     assets
AIM Real Estate Fund...............  40% of the compensation paid by the    $1,453,676,572         Fee Waiver
                                     Fund to AIM on the sub-advised
                                     assets
AIM Select Real Estate Income                                                                      Fee Waiver
  Fund.............................  40% of the compensation paid by the    $  224,637,143
                                     Fund to AIM on the sub-advised
                                     assets
AIM V.I. Global Real Estate Income                                                                 Fee Waiver
  Fund.............................  40% of the compensation paid by the    $  193,065,749
                                     Fund to AIM on the sub-advised
                                     assets




     The following table provides information with respect to the annual sub-advisory fee rates paid to Invesco Institutional (N.A.), Inc. with respect to other registered investment companies sub-advised by Invesco Institutional (N.A.), Inc., which have similar investment objectives to AIM V.I. Small Cap Equity Fund (i.e., Diversified Special Equity Fund) and to the funds listed above (i.e., both Russell Real Estate Securities Funds).


                                                                                                FEE WAIVER, EXPENSE
                                                                                                 LIMITATIONS AND/OR
                                                                             TOTAL NET ASSETS         EXPENSE
                                                                               FOR THE MOST      REIMBURSEMENTS FOR
                                                                                 RECENTLY        THE MOST RECENTLY
                                                                             COMPLETED FISCAL     COMPLETED FISCAL
NAME OF FUND                              ANNUAL SUB-ADVISORY FEE RATE        PERIOD OR YEAR       PERIOD OR YEAR
------------                              ----------------------------       ----------------   -------------------
Diversified Special Equity Fund.....  0.55% of the first $100 million of       $248,702,024             None
                                      net assets
                                      0.45% of the next $100 million of
                                      net assets
                                      0.30% of the next $100 million of
                                      net assets
                                      0.20% of the net assets in excess of
                                      $300 million
Real Estate Securities Fund (a
  series portfolio of Russell
  Investment Company)...............  0.25% on the first $200 million          $645,213,109             None
                                      0.20% on all amounts thereafter
Real Estate Securities Fund (a
  series portfolio of Russell
  Investment Funds).................  0.25% on the first $200 million          $184,874,917             None
                                      0.20% on all amounts thereafter

                                                                       EXHIBIT F

                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                             AIM V.I. DYNAMICS FUND
                        AIM V.I. FINANCIAL SERVICES FUND
                        AIM V.I. GLOBAL HEALTH CARE FUND
                              AIM V.I. LEISURE FUND
                            AIM V.I. TECHNOLOGY FUND
                             AIM V.I. UTILITIES FUND

     (1) The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or municipal securities) if, as a result, more than 25% of the Fund's total assets would be invested in the same industry, except that (i) AIM V.I. Financial Services Fund may invest more than 25% of the value of its total assets in one or more industries relating to financial services; (ii) AIM V.I. Global Health Care Fund may invest more than 25% of its total assets in one or more industries relating to health care; (iii) AIM V.I. Leisure Fund may invest more than 25% of the value of its total assets in one or more industries relating to leisure; (iv) AIM V.I. Technology Fund may invest more than 25% of the value of its total assets in one or more industries relating to technology; and (v) AIM V.I. Utilities Fund may invest more than 25% of the value of its total assets in one or more industries relating to the utilities industry;

     (2) The Fund may not with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

     (3) The Fund may not underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the 1933 Act in connection with the disposition of the Fund's portfolio securities;

     (4) The Fund may not borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

     (5) The Fund may not issue senior securities, except as permitted under the 1940 Act;

     (6) The Fund may not lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements;

     (7) The Fund may not purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments;

     (8) The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); and

     (9) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by the Advisor or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies and limitations as the Fund.

                                                                       EXHIBIT G

 CURRENT TEXT OF THE FIRST PARAGRAPH OF SECTION 6.1 OF THE DECLARATION OF TRUST

     "SECTION 6.1 Voting Powers. The Shareholders shall have power to vote only to: (i) elect Trustees, provided that a meeting of Shareholders has been called for that purpose; (ii) remove Trustees, provided that a meeting of Shareholders has been called for that purpose; (iii) approve the termination of the Trust or any Portfolio or Class, provided that the Trustees have called a meeting of the Shareholders for the purpose of approving any such termination, unless, as of the date on which the Trustees have determined to so terminate the Trust or such Portfolio or Class, there are fewer than 100 holders of record of the Trust or of such terminating Portfolio or Class; (iv) approve the sale of all or substantially all the assets of the Trust or any Portfolio or Class, unless the primary purpose of such sale is to change the Trust's domicile or form of organization or form of statutory trust; (v) approve the merger or consolidation of the Trust or any Portfolio or Class with and into another Company or with and into any Portfolio or Class of the Trust, unless (A) the primary purpose of such merger or consolidation is to change the Trust's domicile or form of organization or form of statutory trust, or (B) after giving effect to such merger or consolidation, based on the number of Outstanding Shares as of a date selected by the Trustees, the Shareholders of the Trust or such Portfolio or Class will have a majority of the outstanding shares of the surviving Company or Portfolio or Class thereof, as the case may be; (vi) approve any amendment to this Article VI, Section 6.1; and (vii) approve such additional matters as may be required by law or as the Trustees, in their sole discretion, shall determine."

                                                                       EXHIBIT H

                                OFFICERS OF TRUST

     The following table provides information with respect to the current officers of the Trust. Each officer is elected by the Board and serves for a one year term or until his or her successor is elected and qualified. The business address of each of the following persons is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

NAME, YEAR OF BIRTH AND
POSITION(S) HELD WITH        OFFICER
TRUST                         SINCE         NAME OF TRUST(S)         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------      -------        ----------------         -------------------------------------------
Philip A.                      2006    AIM Variable Insurance       Information about Mr. Taylor is presented
  Taylor(1) -- 1954.......             Funds                        earlier in this proxy statement under
  President and Principal                                           "Proposal 1 -- Election of Trustees -- Who
  Executive Officer                                                 Are the Nominees? -- Nominees Who Currently
                                                                    Are Interested Persons."
Russell C. Burk -- 1958...     2005    AIM Variable Insurance       Senior Vice President and Senior Officer,
  Senior Vice President                Funds                        The AIM Family of Funds(R)
  and Senior Officer
                                                                    Formerly: Director of Compliance and
                                                                    Assistant General Counsel, ICON Advisers,
                                                                    Inc.; Financial Consultant, Merrill Lynch;
                                                                    and General Counsel and Director of
                                                                    Compliance, ALPS Mutual Funds, Inc.

John M. Zerr -- 1962......     2006    AIM Variable Insurance       Director, Senior Vice President, Secretary
  Senior Vice President,               Funds                        and General Counsel, A I M Management Group
  Chief Legal Officer and                                           Inc., A I M Advisors, Inc. and A I M Capital
  Secretary                                                         Management, Inc.; Director, Vice President
                                                                    and Secretary, INVESCO Distributors, Inc.
                                                                    and AIM Investment Services, Inc.; Director,
                                                                    Senior Vice President and Secretary, A I M
                                                                    Distributors, Inc.; Director and Vice
                                                                    President, INVESCO Funds Group, Inc.; Senior
                                                                    Vice President, Chief Legal Officer and
                                                                    Secretary, The AIM Family of Funds(R); and
                                                                    Manager, PowerShares Capital Management LLC

                                                                    Formerly: Director, Vice President and
                                                                    Secretary, Fund Management Company (former
                                                                    registered broker dealer); Vice President,
                                                                    A I M Capital Management, Inc.; Chief
                                                                    Operating Officer, Senior Vice President,
                                                                    General Counsel and Secretary, Liberty Ridge
                                                                    Capital, Inc. (an investment adviser); Vice
                                                                    President and Secretary, PBHG Funds (an
                                                                    investment company); Vice President and
                                                                    Secretary, PBHG Insurance Series Fund (an
                                                                    investment company); Chief Operating
                                                                    Officer, General Counsel and Secretary, Old
                                                                    Mutual Investment Partners (a broker-
                                                                    dealer); General Counsel and Secretary, Old
                                                                    Mutual Fund Services (an administrator);
                                                                    General Counsel and Secretary, Old Mutual
                                                                    Shareholder Services (a shareholder
                                                                    servicing center); Executive Vice President,
                                                                    General Counsel and Secretary, Old Mutual
                                                                    Capital, Inc. (an investment adviser); and
                                                                    Vice President and Secretary, Old Mutual
                                                                    Advisors Funds (an investment company)

Lisa O. Brinkley -- 1959..     2004    AIM Variable Insurance       Global Compliance Director, INVESCO PLC; and
  Vice President                       Funds                        Vice President, The AIM Family of Funds(R)

                                                                    Formerly: Senior Vice President, A I M
                                                                    Management Group Inc.; Senior Vice President
                                                                    and Chief Compliance Officer, A I M
                                                                    Advisors, Inc.; Vice President and Chief
                                                                    Compliance Officer, A I M Capital
                                                                    Management, Inc. and A I M Distributors,
                                                                    Inc.; Vice President, AIM Investment
                                                                    Services, Inc. and Fund Management Company
                                                                    (former registered broker dealer); Senior
                                                                    Vice President and Chief Compliance Officer,
                                                                    The AIM Family of Funds(R); and Senior Vice
                                                                    President and Compliance Director, Delaware
                                                                    Investments Family of Funds

Kevin M. Carome -- 1956...     2003    AIM Variable Insurance       Senior Vice President and General Counsel,
  Vice President                       Funds                        INVESCO Holding Company Ltd. (formerly known
                                                                    as INVESCO PLC); Director,


----------
     (1) Mr. Taylor is considered an interested person of the Funds because he is an officer and a director of the adviser to, and a director of the principal underwriter of the Funds.

NAME, YEAR OF BIRTH AND
POSITION(S) HELD WITH        OFFICER
TRUST                         SINCE         NAME OF TRUST(S)         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------      -------        ----------------         -------------------------------------------
                                                                    INVESCO Funds Group, Inc.; Director and
                                                                    Secretary, IVZ, Inc. and INVESCO Group
                                                                    Services, Inc.; Secretary, INVESCO North
                                                                    America Holdings, Inc.; and Vice President,
                                                                    The AIM Family of Funds(R)

                                                                    Formerly: Director, Senior Vice President,
                                                                    Secretary and General Counsel, A I M
                                                                    Management Group Inc. and A I M Advisors,
                                                                    Inc.; Senior Vice President, A I M
                                                                    Distributors, Inc.; Director, Vice President
                                                                    and General Counsel, Fund Management Company
                                                                    (former registered broker dealer); Vice
                                                                    President, A I M Capital Management, Inc.
                                                                    and AIM Investment Services, Inc.; and
                                                                    Senior Vice President, Chief Legal Officer
                                                                    and Secretary, The AIM Family of Funds(R);
                                                                    Director and Vice President, INVESCO
                                                                    Distributors, Inc.; Chief Executive Officer
                                                                    and President, INVESCO Funds Group; Senior
                                                                    Vice President and General Counsel, Liberty
                                                                    Financial Companies, Inc.; and Senior Vice
                                                                    President and General Counsel, Liberty Funds
                                                                    Group, LLC

Sidney M.                      2004    AIM Variable Insurance       Vice President, A I M Advisors, Inc. and
  Dilgren -- 1961.........             Funds                        A I M Capital Management Inc.; and Vice
  Vice President,                                                   President, Treasurer and Principal Financial
  Treasurer and Principal                                           Officer, The AIM Family of Funds(R)
  Financial Officer                                                 Formerly: Fund Treasurer, A I M Advisors,
                                                                    Inc.; Senior Vice President, AIM Investment
                                                                    Services, Inc. and Vice President, A I M
                                                                    Distributors, Inc.

Karen Dunn                     1993    AIM Variable Insurance       Head of INVESCO's World Wide Fixed Income
  Kelley -- 1960..........             Funds                        and Cash Management Group; Director of Cash
  Vice President                                                    Management and Senior Vice President, A I M
                                                                    Advisors, Inc. and A I M Capital Management,
                                                                    Inc.; Executive Vice President, A I M
                                                                    Distributors, Inc.; Vice President, The AIM
                                                                    Family of Funds(R) (other than AIM
                                                                    Treasurer's Series Trust, Short-Term
                                                                    Investments Trust and Tax-Free Investments
                                                                    Trust); and President and Principal
                                                                    Executive Officer, The AIM Family of
                                                                    Funds(R) (AIM Treasurer's Series Trust,
                                                                    Short-Term Investments Trust and Tax-Free
                                                                    Investments Trust only)

                                                                    Formerly: Director and President, Fund
                                                                    Management Company (former registered broker
                                                                    dealer); Chief Cash Management Officer and
                                                                    Managing Director, A I M Capital Management,
                                                                    Inc.; and Vice President, A I M Advisors,
                                                                    Inc. and The AIM Family of Funds(R) (AIM
                                                                    Treasurer's Series Trust, Short-Term
                                                                    Investments Trust and Tax-Free Investments
                                                                    Trust only)

Lance A. Rejsek -- 1967...     2005    AIM Variable Insurance       Anti-Money Laundering Compliance Officer,
  Anti-Money Laundering                Funds                        A I M Advisors, Inc., A I M Capital
  Compliance Officer                                                Management, Inc., A I M Distributors, Inc.,
                                                                    AIM Investment Services, Inc., AIM Private
                                                                    Asset Management, Inc. and The AIM Family of
                                                                    Funds(R)

                                                                    Formerly: Anti-Money Laundering Compliance
                                                                    Officer, Fund Management Company (former
                                                                    registered broker dealer); and Manager of
                                                                    the Fraud Prevention Department, AIM
                                                                    Investment Services, Inc.

Todd L. Spillane -- 1958..     2006    AIM Variable Insurance       Senior Vice President, A I M Management
  Chief Compliance Officer             Funds                        Group Inc.; Senior Vice President and Chief
                                                                    Compliance Officer, A I M Advisors, Inc. and
                                                                    A I M Capital Management, Inc.; Chief
                                                                    Compliance Officer, The AIM Family of
                                                                    Funds(R), Invesco Global Asset Management
                                                                    (N.A.), Inc. (an investment adviser),
                                                                    Invesco Institutional (N.A.), Inc. (an
                                                                    investment adviser), Invesco Private
                                                                    Capital, Inc. (an investment adviser),
                                                                    INVESCO Private Capital Investments, Inc.
                                                                    (holding company) and Invesco Senior Secured
                                                                    Management, Inc. (an investment adviser);
                                                                    and Vice President, A I M Distributors, Inc.
                                                                    and AIM Investment Services, Inc.

NAME, YEAR OF BIRTH AND
POSITION(S) HELD WITH        OFFICER
TRUST                         SINCE         NAME OF TRUST(S)         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------      -------        ----------------         -------------------------------------------
                                                                    Formerly: Chief Compliance Officer and Vice
                                                                    President, Fund Management Company (former
                                                                    registered broker dealer); Vice President,
                                                                    A I M Capital Management, Inc.; Global Head
                                                                    of Product Development, AIG-Global
                                                                    Investment Group, Inc.; Chief Compliance
                                                                    Officer and Deputy General Counsel, AIG-
                                                                    SunAmerica Asset Management, and Chief
                                                                    Compliance Officer, Chief Operating Officer
                                                                    and Deputy General Counsel, American General
                                                                    Investment Management

                                                                       EXHIBIT I

                        SECURITY OWNERSHIP OF MANAGEMENT


     To the best knowledge of the Trust, as of October 31, 2007, no trustee, nominee or current executive officer of the Trust owned shares of beneficial interest of any class of AIM V.I. Basic Balanced Fund, AIM V.I. Basic Value Fund, AIM V.I. Capital Appreciation Fund, AIM V.I. Capital Development Fund, AIM V.I. Core Equity Fund, AIM V.I. Diversified Income Fund, AIM V.I. Dynamics Fund, AIM V.I. Financial Services Fund, AIM V.I. Global Health Care Fund, AIM V.I. Global Real Estate Fund, AIM V.I. Government Securities Fund, AIM V.I. High Yield Fund, AIM V.I. International Growth Fund, AIM V.I. Large Cap Growth Fund, AIM V.I. Leisure Fund, AIM V.I. Mid Cap Core Equity Fund, AIM V.I. Money Market Fund, AIM V.I. Small Cap Equity Fund, AIM V.I. Technology Fund or AIM V.I. Utilities Fund.

                                                                       EXHIBIT J

                        OWNERSHIP OF SHARES OF THE FUNDS

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who, as of October 31, 2007, to the best knowledge of the Trust owned 5% or more of any class of the outstanding shares of a Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" the Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.


                                             NUMBER OF    PERCENT OF
                                               SHARES        CLASS
NAME OF FUND AND NAME AND                     OWNED OF     OWNED OF
ADDRESS OF RECORD OWNER           CLASS        RECORD      RECORD(1)
-------------------------       ---------  -------------  ----------
AIM V.I. BASIC BALANCED FUND
  Allstate Life Insurance
     Company..................
     Financial Control Unit
     P.O. Box 94210
     Palatine, IL 60094-4210     Series I     310,105.11      5.21%
  Allstate Life Insurance
     Company..................
     GLAC Proprietary
     Financial Control Unit
     P.O. Box 94210
     Palatine, IL 60094-4210     Series I   2,929,918.80     49.26%
  Allstate Life Insurance
     Company..................
     GLAC VA1
     Financial Control Unit
     P.O. Box 94210
     Palatine, IL 60094-4210     Series I     831,795.12     13.98%
  Allstate Life Insurance Co
     of New York..............
     NY Proprietary
     Financial Control Unit
     P.O. Box 94210
     Palatine, IL 60094-4210     Series I     375,675.75      6.32%
  Union Central Life
     Insurance................
     FBO Variable Universal
     Life
     Attn: Roberta Ujvary
     P.O. Box 40888
     Cincinnati, OH 45240-0888   Series I     892,608.65     15.01%
  Allstate Life Insurance
     Company..................
     GLAC VA3
     Financial Control Unit
     P.O. Box 94210
     Palatine, IL 60094-4210    Series II     150,931.79     34.48%
  Minnesota Life Insurance
     Co.......................
     Attn: A6-5216
     400 Robert St N
     St. Paul, MN 55101-2037    Series II     249,999.47     57.12%
AIM V.I. BASIC VALUE FUND
  Allstate Life Insurance
     Company..................
     GLAC Proprietary
     Financial Control Unit
     P.O. Box 94210
     Palatine, IL 60094-4210     Series I   1,635,204.68      5.12%
  Hartford Life Separate
     Account..................
     Attn: Dave Ten Broeck
     P.O. Box 2999
     Hartford, CT 06104-2999     Series I   6,234,911.13     19.51%
  Hartford Life and Annuity
     Separate Account.........
     Attn: Dave Ten Broeck
     P.O. Box 2999
     Hartford, CT 06104-2999     Series I  17,921,040.55     56.08%
  Lincoln Benefit Life........
     2940 S. 84(th) St
     Lincoln, NE 68506-4142      Series I   1,792,853.87      5.61%
  Allstate Life Insurance Co..
     AIM VI-AIM VA3
     Financial Control Unit
     P.O. Box 94210
     Palatine, IL 60094-4210    Series II   1,264,000.12      5.43%
  American Enterprise Life Ins
     Co.......................
     1497 AXP Financial Ctr
     Minneapolis, MN 55474-
     0014                       Series II   3,103,379.62     13.34%
  Commonwealth Annuity and
     Life Insurance Company...
     440 Lincoln St
     Separate Accounting
     Mail Station S310
     Worcester, MA 01653-0002   Series II   1,766,546.77      7.59%
  GE Life and Annuity
     Assurance Co.............
     Variable Extra Credit
     Attn: Variable Accounting
     6610 W. Broad St
     Richmond, VA 23230-1702    Series II   1,990,958.25      8.56%
  Nationwide Insurance Co
     NWVAII...................
     c/o IPO Portfolio
     Accounting
     P.O. Box 182029
     Columbus, OH 43218-2029    Series II   3,856,196.76     16.58%
  Transamerica Life Insurance
     Co.......................
     Landmark
     Attn: FMD Operational
     Accounting
     4333 Edgewood Rd NE
     Cedar Rapids, IA 52499-
     0001                       Series II   3,291,907.35     14.15%
AIM V.I. CAPITAL APPRECIATION
  FUND
  Allstate Life Insurance Co..
     Attn: Financial Control-
     CIGNA
     P.O. Box 94200
     Palatine, IL 60094-4200     Series I   2,689,698.42      7.06%
  Allstate Life Insurance
     Company..................
     GLAC Proprietary
     Financial Control Unit
     P.O. Box 94210
     Palatine, IL 60094-4210     Series I   3,130,930.33      8.22%
  Hartford Life and Annuity...
     Separate Account
     Attn: Dave Ten Broeck
     P.O. Box 2999
     Hartford, CT 06104-2999     Series I   4,058,710.31     10.66%
  IDS Life Insurance Co.......
     222 AXP Financial Ctr
     Minneapolis, MN 55474-
     0002                        Series I   3,382,577.61      8.88%
  ING Life Insurance and
     Annuity Co...............
     Conveyor
     Attn: Fund Operations
     151 Farmington Ave TN41
     Hartford, CT 06156-0001     Series I   2,389,540.82      6.28%
  Phoenix Home Life...........
     Attn: Brian Cooper
     P.O. Box 22012
     Albany, NY 12201-2012       Series I   2,367,590.27      6.22%
  The Sole Benefit of
     Customers................
     Merrill Lynch Pierce
     Fenner & Smith
     4800 Deer Lake Dr E
     Jacksonville, FL 32246-
     6484                        Series I   2,824,553.73      7.42%
  IDS Life Insurance Co.......
     222 AXP Financial Ctr
     Minneapolis, MN 55474-
     0002                       Series II   7,847,569.61     63.89%

                                             NUMBER OF    PERCENT OF
                                               SHARES        CLASS
NAME OF FUND AND NAME AND                     OWNED OF     OWNED OF
ADDRESS OF RECORD OWNER           CLASS        RECORD      RECORD(1)
-------------------------       ---------  -------------  ----------
AIM V.I. CAPITAL DEVELOPMENT
  FUND
  Allstate Life Insurance
     Company..................
     GLAC Proprietary
     Financial Control Unit
     P.O. Box 94210
     Palatine, IL 60094-4210     Series I     943,871.77     12.58%
  Annuity Investors Life
     Insurance Co.............
     Attn: Todd Gayhart
     580 Walnut St
     Cincinnati, OH 45202-3110   Series I   1,166,113.93     15.54%
  IDS Life Insurance Co.......
     222 AXP Financial Ctr
     Minneapolis, MN 55474-
     0002                        Series I   3,413,204.47     45.49%
  Nationwide Insurance Co
     NWLVI4...................
     c/o IPO Portfolio
     Accounting
     P.O. Box 182029
     Columbus, OH 43218-2029     Series I     751,467.43     10.01%
  IDS Life Insurance Co.......
     222 AXP Financial Ctr
     Minneapolis, MN 55474-
     0002                       Series II   4,258,657.59     45.40%
  Nationwide Insurance Co
     NWVAII...................
     c/o IPO Portfolio
     Accounting
     P.O. Box 182029
     Columbus, OH 43218-2029    Series II   1,228,614.38     13.10%
  SBL Variable Flex NQ
     NAVISYS..................
     1 SW Security Benefit Pl
     Topeka, KS 66606-2444      Series II     521,586.44      5.56%
  Security Benefit Life.......
     FBO Unbundled
     c/o Variable Annuity Dept
     1 SW Security Benefit Pl
     Topeka, KS 66606-2444      Series II     482,757.92      5.15%
  Security Benefit Life
     Insurance Co.............
     SBL Advance Designs
     c/o Variable Annuity Dept
     1 SW Security Benefit Pl
     Topeka, KS 66636-1000      Series II     486,090.51      5.18%
  Security Benefit Life
     Variflex Q...............
     NAVISYS
     1 SW Security Benefit Pl
     Topeka, KS 66636-0001      Series II     994,898.94     10.61%
AIM V.I. CORE EQUITY FUND
  Hartford Life and Annuity...
     Separate Account
     Attn: Dave Ten Broeck
     P.O. Box 2999
     Hartford, CT 06104-2999     Series I  11,863,797.91     14.60%
  Hartford Life Separate
     Account..................
     Attn: Dave Ten Broeck
     P.O. Box 2999
     Hartford, CT 06104-2999     Series I   4,495,669.24      5.53%
  IDS Life Insurance Company..
     222 AXP Financial Ctr
     Minneapolis, MN 55474-
     0002                        Series I  19,400,643.62     23.88%
  ING Life Insurance and
     Annuity Co...............
     Conveyor
     Attn: Fund Operations
     151 Farmington Ave TN41
     Hartford, CT 06156-0001     Series I   4,153,394.61      5.11%
  Prudential Insurance Co IF
     Amer.....................
     Attn: IGG Finl Rep Sep
     Accts
     213 Washington St FL 7
     Newark, NJ 07102-2992       Series I   5,844,003.79      7.19%
  The Sole Benefit of
     Customers................
     Merrill Lynch Pierce
     Fenner & Smith
     4800 Deer Lake Dr E
     Jacksonville, FL 32246-
     6484                        Series I   4,678,854.09      5.76%
  Allstate Life Insurance Co..
     AIM VI-AIM VA3
     Financial Control Unit
     P.O. Box 94210
     Palatine, IL 60094-4210    Series II     128,591.79     10.41%
  Lincoln Benefit Life........
     2940 S 84(th) St
     Lincoln, NE 68506-4142     Series II     270,287.87     21.89%
  Lincoln National Life Ins
     Company..................
     Attn: Shirley Smith
     1300 S Clinton St
     Fort Wayne, IN 46802-3506  Series II     250,323.40     20.27%
  Nationwide Insurance
     Company..................
     NWVA7
     c/o IPO Portfolio
     Accounting
     P.O. Box 182029
     Columbus, OH 43218-2029    Series II      73,170.59      5.97%
  Principal Life Insurance
     Company..................
     Attn: Rose Pfaltzgraff
     711 High St
     Des Moines, IA 50392-9992  Series II      96,740.87      7.83%
AIM V.I. DIVERSIFIED INCOME
  FUND
  Allstate Life Insurance Co..
     Attn: Financial
     Control -- CIGNA
     P.O. Box 94200
     Palatine, IL 60094-4200     Series I     916,983.51     19.38%
  Allstate Life Insurance
     Company..................
     GLAC Proprietary
     Financial Control Unit
     P.O. Box 94210
     Palatine, IL 60094-4210     Series I   1,563,564.33     33.05%
  Allstate Life Insurance
     Company..................
     GLAC VA1
     Financial Control Unit
     P.O. Box 94210
     Palatine, IL 60094-4210     Series I     860,876.77     18.20%
  General American Life
     Insurance................
     13045 Tesson Ferry Rd
     St. Louis, MO 63128-3499    Series I     279,614.25      5.91%
  Allstate Life Insurance Co..
     GLAC VA3
     Financial Control Unit
     P.O. Box 94210
     Palatine, IL 60094-4210    Series II      67,158.55     87.81%
  Allstate Life of New York...
     3100 Sanders Rd
     Northbrook, IL 60062-7155  Series II       9,324.02     12.19%
AIM V.I. DYNAMICS FUND
  American Skandia Life
     Assurance Co.............
     Variable Acct / SAQ
     Attn: Investment
     Accounting
     P.O. Box 883
     1 Corporate Dr
     Shelton, CT 06484-0883      Series I   3,631,662.94     52.64%
  AUL American Individual
     Variable.................
     Annuity Unit Trust B
     American United Life Ins
     Co
     One American Square
     P.O. Box 368
     Indianapolis, IN 46206-
     0368                        Series I     349,937.65      5.07%
  IDS Life Insurance Company..
     222 AXP Financial Ctr
     Minneapolis, MN 55474-
     0002                        Series I     888,469.32     12.88%
  AIM Advisors Inc............
     Attn: Corporate
     Controller
     11 E Greenway Plz Ste
     1919
     Houston, TX 77046-1103     Series II         508.74    100.00%

                                             NUMBER OF    PERCENT OF
                                               SHARES        CLASS
NAME OF FUND AND NAME AND                     OWNED OF     OWNED OF
ADDRESS OF RECORD OWNER           CLASS        RECORD      RECORD(1)
-------------------------       ---------  -------------  ----------
AIM V.I. FINANCIAL SERVICES
  FUND
  American Skandia Life
     Assurance Co.............
     Variable Account/SAQ
     Attn: Investment
     Accounting
     P.O. Box 883
     1 Corporate Dr
     Shelton, CT 06484-0883      Series I   3,159,403.44     48.11%
  CM Life Insurance Co........
     Fund Operations
     1295 State St
     Springfield, MA 01111-
     0001                        Series I     475,190.48      7.24%
  IDS Life Insurance Company..
     222 AXP Financial Ctr
     Minneapolis, MN 55474-
     0002                        Series I   1,426,606.19     21.72%
  Mass Mutual Life Ins Co.....
     Fund Operations
     1295 State St
     Springfield, MA 01111-
     0001                        Series I     366,928.24      5.59%
  IDS Life Insurance Company..
     222 AXP Financial Ctr
     Minneapolis, MN 55474-
     0002                       Series II     190,704.54     82.73%
  IDS Life Insurance Company..
     222 AXP Financial Ctr
     Minneapolis, MN 55474-
     0002                       Series II      39,811.55     17.27%
AIM V.I. GLOBAL HEALTH CARE
  FUND
  American Skandia Life
     Assurance Co.............
     Variable Account/SAQ
     Attn: Investment
     Accounting
     P.O. Box 883
     1 Corporate Dr
     Shelton, CT 06484-0883      Series I   3,890,105.62     41.08%
  CM Life Insurance Co........
     Fund Operations
     1295 State St
     Springfield, MA 01111-
     0001                        Series I     757,875.66      8.00%
  Commonwealth Annuity and
     Life.....................
     Insurance Company
     440 Lincoln St
     Separate Accounting
     Mail Station S310
     Worcester, MA 01653-0002    Series I     653,908.33      6.91%
  Mass Mutual Life Ins Co.....
     Fund Operations
     1295 State St
     Springfield, MA 01111-
     0001                        Series I     754,620.44      7.97%
  Principal Life Insurance
     Co.......................
     FVA-Principal Variable
     Annuity
     Attn: Lisa Dague-Ind Acg
     G-008-N10
     711 High St
     Des Moines, IA 50392-0001   Series I     590,424.55      6.24%
  IDS Life Insurance Company..
     222 AXP Financial Ctr
     Minneapolis, MN 55474-
     0002                       Series II     755,332.32     89.51%
  IDS Life Insurance Company
     of NY....................
     222 AXP Financial Ctr
     Minneapolis, MN 55474-
     0014                       Series II      87,668.00     10.39%
AIM V.I. GLOBAL REAL ESTATE
  FUND
  American Natl Group
     Unallocated
     1 Moody Plz
     Galveston, TX 77550-7947    Series I     318,355.08      5.81%
  Jefferson National Life
     Insurance................
     9920 Corporate Campus Dr
     Ste 1000
     Louisville, KY 40223-4051   Series I     400,112.27      7.30%
  Kemper Investors Life
     Insurance Co.............
     Variable Separate Account
     2500 Westfield Dr
     Elgin, IL 60124-7836        Series I     560,162.88     10.22%
  Security Benefit Life.......
     FBO Unbundled
     c/o Variable Annuity
     Department
     1 SW Security Benefit Pl
     Topeka, KS 66636-1000       Series I   1,227,268.40     22.40%
  Security Benefit Life.......
     Variflex Q NAVISYS
     1 SW Security Benefit Pl
     Topeka, KS 66606-2444       Series I     369,976.46      6.75%
  Symetra Life Insurance Co...
     Attn: Michael Zhang
     777 108(th) Ave NE Ste
     1200
     Bellevue, WA 98004-5135     Series I   1,060,642.66     19.36%
  GE Capital Life Assurance Co
     of NY....................
     NY Choice 160BP
     6610 W Broad St
     Bldg. 3, 5(th) Flr
     Attn: Variable Accounting
     Richmond, VA 23230-1702    Series II      21,087.25     25.51%
  GE Life and Annuity
     Assurance Co.............
     Variable Extra Credit
     Attn: Variable Accounting
     6610 W Broad St
     Richmond, VA 23230-1702    Series II       8,147.20      9.86%
  Met Life Annuity
     Operations...............
     Security First Life
     Separate Ac
     Attn: Shar Nevenhoven CPA
     4700 Westown Plsy Ste 200
     West Des Moines, IA 50266  Series II      41,630.38     50.37%
  Midland National Life
     Insurance Co.............
     Annuity Division
     Attn: Variable Annuities
     P.O. Box 79907
     Des Moines, IA 50325-0907  Series II      11,784.41     14.26%
AIM V.I. GOVERNMENT SECURITIES
  FUND
  Hartford Life and Annuity...
     Separate Account
     Attn: Dave Ten Broeck
     P.O. Box 2999
     Hartford, CT 06104-2999     Series I  61,248,431.71     66.83%
  Hartford Life Separate
     Account..................
     Attn: Dave Ten Broeck
     P.O. Box 2999
     Hartford, CT 06104-2999     Series I  24,659,798.97     26.91%
  Allstate Life Insurance Co..
     GLAC VA3
     Financial Control Unit
     P.O. Box 94210
     Palatine, IL 60094-4210    Series II      88,626.08      6.27%
  Guardian Insurance &
     Annuity..................
     Attn: Paul Iannelli
     3900 Burgess Pl
     Equity Accounting 3-S
     Bethlehem, PA 18017-9097   Series II     377,794.46     26.73%
  Guardian Insurance &
     Annuity..................
     Attn: Paul Iannelli
     3900 Burgess Place
     Equity Accounting 3-S
     Bethlehem, PA 18017-9097   Series II     245,476.79     17.37%
  Lincoln National Life Ins
     Company..................
     Attn: Shirley Smith
     1300 S Clinton St
     Fort Wayne, IN 46802-3506  Series II     274,167.56     19.40%
  Sage Life Assurance of
     America..................
     175 King St
     Armonk, NY 10504-1606      Series II     139,825.19      9.89%

                                             NUMBER OF    PERCENT OF
                                               SHARES        CLASS
NAME OF FUND AND NAME AND                     OWNED OF     OWNED OF
ADDRESS OF RECORD OWNER           CLASS        RECORD      RECORD(1)
-------------------------       ---------  -------------  ----------
  Transamerica Life Insurance
     Co.......................
     Preferred Advantage
     Attn: FMD Operational
     Accounting
     4333 Edgewood Rd NE
     Cedar Rapids, IA 52499-
     0001                       Series II     239,411.57     16.94%
AIM V.I. HIGH YIELD FUND
  Allstate Life Insurance
     Company..................
     GLAC Proprietary
     Financial Control Unit
     P.O. Box 94210
     Palatine, IL 60094-4210     Series I   1,498,939.75     17.85%
  Annuity Investors Life Ins
     Co.......................
     Attn: Todd Gayhart
     580 Walnut St
     Cincinnati, OH 45202-3110   Series I     553,733.02      6.59%
  AUL American Individual
     Variable.................
     Annuity Unit Trust B
     American
     United Life Ins Co
     One American Square
     P.O. Box 368
     Indianapolis, IN 46206-
     0368                        Series I   2,036,967.25     24.25%
  Great-West Life & Annuity...
     Unit Valuations 2T2
     Attn: Mutual Fund Trading
     2T2
     8515 E Orchard Rd
     Englewood, CO 80111-5002    Series I     849,089.75     10.11%
  Hartford Life Insurance Co..
     Attn: David Ten Broeck
     P.O. Box 2999
     Hartford, CT 06104-2999     Series I     835,294.08      9.95%
  Jefferson National Life
     Insurance................
     9920 Corporate Campus Dr
     Ste 1000
     Louisville, KY 40223-4051   Series I     763,482.13      9.09%
  Allstate Life Insurance Co..
     GLAC VA3
     Financial Control Unit
     P.O. Box 94210
     Palatine, IL 60094-4210    Series II     106,399.13     97.83%
AIM V.I. INTERNATIONAL GROWTH
  FUND
  Allstate Life Insurance Co..
     Attn: Financial
     Control -- CIGNA
     P.O. Box 94200
     Palatine, IL 60094-4200     Series I   1,220,519.18      5.46%
  Allstate Life Insurance
     Company..................
     GLAC Proprietary
     Financial Control Unit
     P.O. Box 94210
     Palatine, IL 60094-4210     Series I   1,134,255.66      5.08%
  Hartford Life and Annuity...
     Attn: Dave Ten Broeck
     P.O. Box 2999
     Hartford, CT 06104-2999     Series I   5,998,321.47     26.84%
  Hartford Life Separate
     Account..................
     Attn: Dave Ten Broeck
     P.O. Box 2999
     Hartford, CT 06104-2999     Series I   2,023,412.79      9.05%
  Metlife Insurance Company of
     Connecticut..............
     Attn: Shareholder
     Accounting
     One Tower Square 6MS
     Hartford, CT 06183-0003     Series I   1,822,999.71      8.16%
  GE Life and Annuity
     Assurance Co.............
     Variable Extra Credit
     Attn: Variable Accounting
     6610 W Broad St
     Richmond, VA 23230-1702    Series II   2,562,475.56     12.64%
  IDS Life Insurance Company..
     222 AXP Financial Ctr
     Minneapolis, MN 55474-
     0002                       Series II   9,496,749.64     46.84%
  Riversource Life Insurance
     Company..................
     222 AXP Financial CTR
     Minneapolis, MN 55474-
     0002                       Series II   1,780,084.76      8.78%
  Security Benefit Life.......
     FBO Unbundled
     c/o Variable Annuity Dept
     1 SW Security Benefit Pl
     Topeka, KS 66606-2444      Series II   1,605,359.95      7.92%
AIM V.I. LARGE CAP GROWTH FUND
  Allstate Life Insurance
     Company..................
     GLAC Proprietary
     Financial Control Unit
     P.O. Box 94210
     Palatine, IL 60094-4210     Series I   1,127,107.00     14.23%
  Commonwealth Annuity and
     Life.....................
     Insurance Company
     1 SW Security Benefit Pl
     Topeka, KS 66636-0001       Series I     947,526.09     11.96%
  Hartford Life and Annuity...
     Attn: Dave Ten Broeck
     P.O. Box 2999
     Hartford, CT 06104-2999     Series I   3,502,800.83     44.23%
  Hartford Life Separate
     Account..................
     Attn: Dave Ten Broeck
     P.O. Box 2999
     Hartford, CT 06104-2999     Series I   1,516,377.55     19.15%
  Allstate Life Insurance Co..
     GLAC VA3
     Financial Control Unit
     P.O. Box 94210
     Palatine, IL 60094-4210    Series II      70,741.19     87.86%
  Allstate Life of New York...
     3100 Sanders Rd
     Northbrook, IL 60062-7155  Series II       8,953.67     11.12%
AIM V.I. LEISURE FUND
  ING USA Annuity and Life
     Insurance Co.............
     1475 Dunwoody Dr
     West Chester, PA 19380-
     1478                        Series I   3,200,323.04     99.31%
  AIM Advisors Inc............
     Attn: Corporate
     Controller
     11 E Greenway Plz Ste
     1919
     Houston, TX 77046-1103     Series II         681.54    100.00%
AIM V.I. MID CAP CORE EQUITY
  FUND
  Hartford Life and Annuity...
     Attn: Dave Ten Broeck
     P.O. Box 2999
     Hartford, CT 06104-2999     Series I  26,965,426.07     65.80%
  Hartford Life Separate
     Account..................
     Attn: Dave Ten Broeck
     P.O. Box 2999
     Hartford, CT 06104-2999     Series I   8,180,034.59     19.96%
  Allstate Life Insurance Co..
     AIM VI-AIM VA3
     Financial Control Unit
     P.O. Box 94210
     Palatine, IL 60094-4210    Series II     345,852.99      6.57%
  American Enterprise Life Ins
     Co.......................
     1497 AXP Financial Ctr
     Minneapolis, MN 55474-
     0014                       Series II     483,254.70      9.17%
  Lincoln Benefit Life........
     2940 S 84(th) St
     Lincoln, NE 68506-4142     Series II   1,193,268.56     22.65%
  Metlife Insurance Company of
     Connecticut..............
     Attn: Shareholder
     Accounting
     One Tower Square 6MS
     Hartford, CT 06183-0002    Series II     349,266.78      6.63%

                                             NUMBER OF    PERCENT OF
                                               SHARES        CLASS
NAME OF FUND AND NAME AND                     OWNED OF     OWNED OF
ADDRESS OF RECORD OWNER           CLASS        RECORD      RECORD(1)
-------------------------       ---------  -------------  ----------
  Security Benefit Life.......
     FBO Unbundled
     c/o Variable Annuity
     Department
     1 SW Security Benefit Pl
     Topeka, KS 66636-1000      Series II     592,076.70     11.24%
  Security Benefit Life
     Insurance Co.............
     FBO SBL Advisor
     Designs -- NAVISYS
     Unbundled Variable
     1 SW Security Benefit Pl
     Topeka, KS 66636-0001      Series II     684,263.13     12.99%
AIM V.I. MONEY MARKET FUND
  Allstate Life Insurance Co..
     Attn: Financial
     Control -- CIGNA
     P.O. Box 94200
     Palatine, IL 60094-4200     Series I   9,721,072.23     20.62%
  Allstate Life Insurance
     Company..................
     GLAC Proprietary
     Financial Control Unit
     P.O. Box 94210
     Palatine, IL 60094-4210     Series I  18,020,634.43     38.23%
  Allstate Life Insurance
     Company..................
     GLAC VA1
     Financial Control Unit
     P.O. Box 94210
     Palatine, IL 60094-4210     Series I   7,855,385.12     16.67%
  Sage Life Assurance of
     America..................
     175 King St
     Armonk, NY 10504-1606       Series I   6,357,630.40     13.49%
  Allstate Life Insurance Co..
     GLAC VA3
     Financial Control Unit
     P.O. Box 94210
     Palatine, IL 60094-4210    Series II   2,114,034.09     91.81%
  Allstate Life of New York...
     3100 Sanders Rd
     Northbrook, IL 60062-7155  Series II     188,705.71      8.19%
AIM V.I. SMALL CAP EQUITY FUND
  Hartford Life & Annuity.....
     Attn: Dave Ten Broeck
     P.O. Box 2999
     Hartford, CT 06104-2999     Series I   6,272,486.28     65.04%
  Hartford Life Insurance
     Company..................
     Attn: Dave Ten Broeck
     P.O. Box 2999
     Hartford, CT 06104-2999     Series I   1,852,596.92     19.21%
  AIM Advisors, Inc...........
     Attn: Corporate
     Controller
     11 E Greenway Plz Ste
     1919
     Houston, TX 77046-1103     Series II         926.12     81.41%
  Minnesota Life Insurance
     Co.......................
     400 Robert St N
     St. Paul, MN 55101-2037    Series II         175.15     15.40%
AIM V.I. TECHNOLOGY FUND
  American Skandia Life
     Assurance Co.............
     Variable Acct / SAQ
     Attn: Investment
     Accounting
     P.O. Box 883
     1 Corporate Dr
     Shelton, CT 06484-0883      Series I   3,672,507.34     34.20%
  CM Life Insurance Co........
     Fund Operations/N255
     1295 State St
     Springfield, MA 01111-
     0001                        Series I     680,379.14      6.34%
  IDS Life Insurance Company..
     222 AXP Financial Ctr
     Minneapolis, MN 55474-
     0002                        Series I   2,224,931.14     20.72%
  Mass Mutual Life Ins Co.....
     Fund Operations/N255
     1295 State St
     Springfield, MA 01111-
     0001                        Series I     699,604.86      6.51%
  Allstate Life Insurance Co..
     GLAC VA3
     Financial Control Unit
     P.O. Box 94210
     Palatine, IL 60094-4210    Series II       8,342.43     92.11%
  Allstate Life of New York...
     3100 Sanders Rd
     Northbrook, IL 60062-7155  Series II         714.82      7.89%
AIM V.I. UTILITIES FUND
  Allstate Life Insurance
     Company..................
     GLAC Proprietary
     Financial Control Unit
     P.O. Box 94210
     Palatine, IL 60094-4210     Series I     452,005.54      7.56%
  Commonwealth Annuity and
     Life.....................
     Insurance Company
     440 Lincoln St
     Separate Accounting
     Mail Station S310
     Worcester, MA 01653-0002    Series I     684,186.26     11.44%
  Guardian Insurance & Annuity
     Co.......................
     Attn: Equity Accounting
     Dept 3-S-18
     3900 Burgess Pl
     Bethlehem, PA 18017-9097    Series I     441,261.53      7.38%
  Kemper Investors Life
     Insurance Co.............
     Attn: Investment
     Accounting LL-2W
     P.O. Box 19097
     Greenville, SC 29602-9097   Series I   1,864,503.72     31.17%
  Kemper Investors Life
     Insurance Co.............
     Variable Separate Account
     2500 Westfield Dr
     Elgin, IL 60124-7836        Series I     302,737.80      5.06%
  Annuity Investors Life
     Insurance................
     580 Walnut St
     Cincinnati, OH 45202-3110  Series II     104,479.68     70.86%
  Allstate Life Insurance Co..
     GLAC VA3
     Financial Control Unit
     P.O. Box 94210
     Palatine, IL 60094-4210    Series II      40,295.49     27.33%



--------

   * The Trust has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

                                                                       EXHIBIT K

                        TRUSTEE OWNERSHIP OF FUND SHARES

     Set forth below is the dollar range of equity securities beneficially owned by each trustee and nominee as of October 31, 2007 (i) in each Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM Funds complex.



                                                                                             AGGREGATE DOLLAR
                                                                                                 RANGE OF
                                                                                            EQUITY SECURITIES
                                                                                             IN ALL REGISTERED
                                                                                           INVESTMENT COMPANIES
                                                                   DOLLAR RANGE OF              OVERSEEN BY
NAME OF TRUSTEE                                              EQUITY SECURITIES PER FUND       TRUSTEE IN THE
---------------                                              --------------------------   AIM FAMILY OF FUNDS(R)
Martin L. Flanagan.........................................              -0-              Over $100,000
Philip A. Taylor...........................................              -0-                        -0-
Bob R. Baker...............................................              -0-              Over $100,000
Frank S. Bayley............................................              -0-              Over $100,000
James T. Bunch.............................................              -0-              Over $100,000(1)
Bruce L. Crockett..........................................              -0-              Over $100,000(1)
Albert R. Dowden...........................................              -0-              Over $100,000
Jack M. Fields.............................................              -0-              Over $100,000(1)
Carl Frischling............................................              -0-              Over $100,000(1)
Prema Mathai-Davis.........................................              -0-              Over $100,000(1)
Lewis F. Pennock...........................................              -0-              Over $100,000
Ruth H. Quigley............................................              -0-              Over $100,000
Larry Soll.................................................              -0-              Over $100,000(1)
Raymond Stickel, Jr........................................              -0-              Over $100,000



--------

   (1) Amounts shown include the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

AIM-PROXY-C

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                    FOUR EASY WAYS TO VOTE YOUR VOTING INSTRUCTION CARD
                                          INTERNET: Go to WWW.PROXYWEB.COM and follow the online directions.
                                         TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                              MAIL: Vote, sign, date and return your card by mail.
                                         IN PERSON: Vote at the Special Meeting of Shareholders.

                                EACH CONTRACT OWNER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR CARD TODAY!

VOTING INSTRUCTION CARD                                                                                      VOTING INSTRUCTION CARD

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE
                                                                                                              HELD FEBRUARY 29, 2008

AIM V.I. BASIC BALANCED FUND (THE "FUND")
AN INVESTMENT PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS (THE "TRUST")

The undersigned hereby appoints the above-referenced Insurance Company and hereby authorizes them to represent and to vote, as designated on the reverse, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any
adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE
APPROVAL OF EACH PROPOSAL.

                                                                   (ARROW)   VOTING INSTRUCTION CARD MUST BE SIGNED AND DATED BELOW.

                                                                   Dated ____________________


                                                                   -----------------------------------------------------------------
                                                                   Signature(s) (if held jointly)               (PLEASE SIGN IN BOX)

                                                                   NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING
                                                                   INSTRUCTION CARD. ALL JOINT OWNERS SHOULD SIGN. WHEN SIGNING AS
                                                                   EXECUTOR, ADMINISTRATOR, ATTORNEY, TRUSTEE OR GUARDIAN OR AS
                                                                   CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A
                                                                   CORPORATION, LIMITED LIABILITY COMPANY, OR PARTNERSHIP, PLEASE
                                                                   SIGN IN FULL ENTITY NAME AND INDICATE THE SIGNER'S POSITION WITH
                                                                   THE ENTITY.

(ARROW)                                                                                         (ARROW)                 AIM VIC (sc)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                               PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]

                                     (ARROW)   PLEASE DO NOT USE FINE POINT PENS.                                            (ARROW)

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve                  WITHHOLD
     until his or her successor is elected and qualified:                                                 AUTHORITY
                                                                                                FOR        FOR ALL      FOR ALL
                                                                                                ALL       NOMINEES      EXCEPT*

(01) Bob R. Baker    (04) Bruce L. Crockett (07) Martin L. Flanagan (10) Lewis F. Pennock
(02) Frank S. Bayley (05) Albert R. Dowden  (08) Carl Frischling    (11) Larry Soll, Ph.D.
(03) James T. Bunch  (06) Jack M. Fields    (09) Prema Mathai-Davis (12) Raymond Stickel, Jr.
                                                                    (13) Philip A. Taylor
                                                                                                [ ]          [ ]          [ ]     1.
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND
     WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

____________________________________________________________________________________________

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio       FOR        AGAINST      ABSTAIN
     of the Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.;
     INVESCO Asset Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco
     Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Global Asset
     Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco Institutional (N.A.),
     Inc.; and Invesco Senior Secured Management, Inc.                                          [ ]          [ ]          [ ]     2.

3.   To approve changing certain fundamental investment restrictions of the Fund to provide the Fund with more investment flexibility.

3a.  Modification of Fundamental Restriction    3e.  Modification of Fundamental Restriction  FOR ALL    AGAINST ALL  ABSTAIN ALL
     on Issuer Diversification.                      on Real Estate Investments.             EXCEPT AS    EXCEPT AS    EXCEPT AS
                                                                                             INDICATED    INDICATED    INDICATED
3b.  Modification of Fundamental Restrictions   3f.  Modification of Fundamental Restriction
     on Issuing Senior Securities and                on Purchasing or Selling Commodities.
     Borrowing Money.                                                                                  NOT APPLICABLE             3.
                                                3g.  Modification of Fundamental Restriction
3c.  Modification of Fundamental Restriction         on Making Loans.
     on Underwriting Securities.
                                                3h.  Modification of Fundamental Restriction
3d.  Modification of Fundamental Restriction         on Investment in Investment Companies.
     on Industry Concentration.

____________________________________________________________________________________________

TO VOTE SEPARATELY FOR A PARTICULAR SUB-PROPOSAL PLEASE WRITE THE NUMBER AND LETTER(S) OF       FOR        AGAINST      ABSTAIN
THE SUB-PROPOSAL ON THE LINE PROVIDED AND INDICATE A "VOTE AGAINST" OR AN "ABSTENTION".

4.   To approve changing AIM V.I. Financial Services Fund's sub-classification from
     "diversified" to "non-diversified" and approve the elimination of a related fundamental           NOT APPLICABLE             4.
     investment restriction to provide AIM V.I. Financial Services Fund with more investment flexibility.

5.   To approve making the investment objective(s) of AIM V.I. Dynamics Fund, AIM V.I.
     Financial Services Fund, AIM V.I. Global Health Care Fund, AIM V.I. Leisure Fund, AIM             NOT APPLICABLE             5.
     V.I. Technology Fund and AIM V.I. Utilities Fund non-fundamental.

6.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would
     permit the Board of Trustees of the Trust to terminate the Trust, the Fund and each        [ ]          [ ]          [ ]     6.
     other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

(ARROW)                PLEASE VOTE, SIGN AND DATE THIS CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.   AIM VIC 2 (sc)   (ARROW)

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                    FOUR EASY WAYS TO VOTE YOUR VOTING INSTRUCTION CARD
                                          INTERNET: Go to WWW.PROXYWEB.COM and follow the online directions.
                                         TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                              MAIL: Vote, sign, date and return your card by mail.
                                         IN PERSON: Vote at the Special Meeting of Shareholders.

                                EACH CONTRACT OWNER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR CARD TODAY!

VOTING INSTRUCTION CARD                                                                                      VOTING INSTRUCTION CARD

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE
                                                                                                              HELD FEBRUARY 29, 2008

AIM V.I. BASIC VALUE FUND (THE "FUND")
AN INVESTMENT PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS (THE "TRUST")

The undersigned hereby appoints the above-referenced Insurance Company and hereby authorizes them to represent and to vote, as designated on the reverse, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any
adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE
APPROVAL OF EACH PROPOSAL.

                                                                   (ARROW)   VOTING INSTRUCTION CARD MUST BE SIGNED AND DATED BELOW.

                                                                   Dated ____________________


                                                                   -----------------------------------------------------------------
                                                                   Signature(s) (if held jointly)               (PLEASE SIGN IN BOX)

                                                                   NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING
                                                                   INSTRUCTION CARD. ALL JOINT OWNERS SHOULD SIGN. WHEN SIGNING AS
                                                                   EXECUTOR, ADMINISTRATOR, ATTORNEY, TRUSTEE OR GUARDIAN OR AS
                                                                   CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A
                                                                   CORPORATION, LIMITED LIABILITY COMPANY, OR PARTNERSHIP, PLEASE
                                                                   SIGN IN FULL ENTITY NAME AND INDICATE THE SIGNER'S POSITION WITH
                                                                   THE ENTITY.

(ARROW)                                                                                         (ARROW)                 AIM VIC (sc)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                               PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]

                                     (ARROW)   PLEASE DO NOT USE FINE POINT PENS.                                            (ARROW)

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve                  WITHHOLD
     until his or her successor is elected and qualified:                                                 AUTHORITY
                                                                                                FOR        FOR ALL      FOR ALL
                                                                                                ALL       NOMINEES      EXCEPT*

(01) Bob R. Baker    (04) Bruce L. Crockett (07) Martin L. Flanagan (10) Lewis F. Pennock
(02) Frank S. Bayley (05) Albert R. Dowden  (08) Carl Frischling    (11) Larry Soll, Ph.D.
(03) James T. Bunch  (06) Jack M. Fields    (09) Prema Mathai-Davis (12) Raymond Stickel, Jr.
                                                                    (13) Philip A. Taylor
                                                                                                [ ]          [ ]          [ ]     1.
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND
     WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

____________________________________________________________________________________________

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio       FOR        AGAINST      ABSTAIN
     of the Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.;
     INVESCO Asset Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco
     Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Global Asset
     Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco Institutional (N.A.),
     Inc.; and Invesco Senior Secured Management, Inc.                                          [ ]          [ ]          [ ]     2.

3.   To approve changing certain fundamental investment restrictions of the Fund to provide the Fund with more investment flexibility.

3a.  Modification of Fundamental Restriction    3e.  Modification of Fundamental Restriction  FOR ALL    AGAINST ALL  ABSTAIN ALL
     on Issuer Diversification.                      on Real Estate Investments.             EXCEPT AS    EXCEPT AS    EXCEPT AS
                                                                                             INDICATED    INDICATED    INDICATED
3b.  Modification of Fundamental Restrictions   3f.  Modification of Fundamental Restriction
     on Issuing Senior Securities and                on Purchasing or Selling Commodities.
     Borrowing Money.                                                                                  NOT APPLICABLE             3.
                                                3g.  Modification of Fundamental Restriction
3c.  Modification of Fundamental Restriction         on Making Loans.
     on Underwriting Securities.
                                                3h.  Modification of Fundamental Restriction
3d.  Modification of Fundamental Restriction         on Investment in Investment Companies.
     on Industry Concentration.

____________________________________________________________________________________________

TO VOTE SEPARATELY FOR A PARTICULAR SUB-PROPOSAL PLEASE WRITE THE NUMBER AND LETTER(S) OF       FOR        AGAINST      ABSTAIN
THE SUB-PROPOSAL ON THE LINE PROVIDED AND INDICATE A "VOTE AGAINST" OR AN "ABSTENTION".

4.   To approve changing AIM V.I. Financial Services Fund's sub-classification from
     "diversified" to "non-diversified" and approve the elimination of a related fundamental           NOT APPLICABLE             4.
     investment restriction to provide AIM V.I. Financial Services Fund with more investment flexibility.

5.   To approve making the investment objective(s) of AIM V.I. Dynamics Fund, AIM V.I.
     Financial Services Fund, AIM V.I. Global Health Care Fund, AIM V.I. Leisure Fund, AIM             NOT APPLICABLE             5.
     V.I. Technology Fund and AIM V.I. Utilities Fund non-fundamental.

6.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would
     permit the Board of Trustees of the Trust to terminate the Trust, the Fund and each        [ ]          [ ]          [ ]     6.
     other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

(ARROW)                PLEASE VOTE, SIGN AND DATE THIS CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.   AIM VIC 2 (sc)   (ARROW)

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                    FOUR EASY WAYS TO VOTE YOUR VOTING INSTRUCTION CARD
                                          INTERNET: Go to WWW.PROXYWEB.COM and follow the online directions.
                                         TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                              MAIL: Vote, sign, date and return your card by mail.
                                         IN PERSON: Vote at the Special Meeting of Shareholders.

                                EACH CONTRACT OWNER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR CARD TODAY!

VOTING INSTRUCTION CARD                                                                                      VOTING INSTRUCTION CARD

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE
                                                                                                              HELD FEBRUARY 29, 2008

AIM V.I. CAPITAL APPRECIATION FUND (THE "FUND")
AN INVESTMENT PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS (THE "TRUST")

The undersigned hereby appoints the above-referenced Insurance Company and hereby authorizes them to represent and to vote, as designated on the reverse, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any
adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE
APPROVAL OF EACH PROPOSAL.

                                                                   (ARROW)   VOTING INSTRUCTION CARD MUST BE SIGNED AND DATED BELOW.

                                                                   Dated ____________________


                                                                   -----------------------------------------------------------------
                                                                   Signature(s) (if held jointly)               (PLEASE SIGN IN BOX)

                                                                   NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING
                                                                   INSTRUCTION CARD. ALL JOINT OWNERS SHOULD SIGN. WHEN SIGNING AS
                                                                   EXECUTOR, ADMINISTRATOR, ATTORNEY, TRUSTEE OR GUARDIAN OR AS
                                                                   CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A
                                                                   CORPORATION, LIMITED LIABILITY COMPANY, OR PARTNERSHIP, PLEASE
                                                                   SIGN IN FULL ENTITY NAME AND INDICATE THE SIGNER'S POSITION WITH
                                                                   THE ENTITY.

(ARROW)                                                                                         (ARROW)                 AIM VIC (sc)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                               PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]

                                     (ARROW)   PLEASE DO NOT USE FINE POINT PENS.                                            (ARROW)

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve                  WITHHOLD
     until his or her successor is elected and qualified:                                                 AUTHORITY
                                                                                                FOR        FOR ALL      FOR ALL
                                                                                                ALL       NOMINEES      EXCEPT*

(01) Bob R. Baker    (04) Bruce L. Crockett (07) Martin L. Flanagan (10) Lewis F. Pennock
(02) Frank S. Bayley (05) Albert R. Dowden  (08) Carl Frischling    (11) Larry Soll, Ph.D.
(03) James T. Bunch  (06) Jack M. Fields    (09) Prema Mathai-Davis (12) Raymond Stickel, Jr.
                                                                    (13) Philip A. Taylor
                                                                                                [ ]          [ ]          [ ]     1.
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND
     WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

_____________________________________________________________________________________________

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio       FOR        AGAINST      ABSTAIN
     of the Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.;
     INVESCO Asset Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco
     Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Global Asset
     Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco Institutional (N.A.),
     Inc.; and Invesco Senior Secured Management, Inc.                                          [ ]          [ ]          [ ]     2.

3.   To approve changing certain fundamental investment restrictions of the Fund to provide the Fund with more investment flexibility.

3a.  Modification of Fundamental Restriction    3e.  Modification of Fundamental Restriction  FOR ALL    AGAINST ALL  ABSTAIN ALL
     on Issuer Diversification.                      on Real Estate Investments.             EXCEPT AS    EXCEPT AS    EXCEPT AS
                                                                                             INDICATED    INDICATED    INDICATED
3b.  Modification of Fundamental Restrictions   3f.  Modification of Fundamental Restriction
     on Issuing Senior Securities and                on Purchasing or Selling Commodities.
     Borrowing Money.                                                                                  NOT APPLICABLE             3.
                                                3g.  Modification of Fundamental Restriction
3c.  Modification of Fundamental Restriction         on Making Loans.
     on Underwriting Securities.
                                                3h.  Modification of Fundamental Restriction
3d.  Modification of Fundamental Restriction         on Investment in Investment Companies.
     on Industry Concentration.

_____________________________________________________________________________________________

TO VOTE SEPARATELY FOR A PARTICULAR SUB-PROPOSAL PLEASE WRITE THE NUMBER AND LETTER(S) OF       FOR        AGAINST      ABSTAIN
THE SUB-PROPOSAL ON THE LINE PROVIDED AND INDICATE A "VOTE AGAINST" OR AN "ABSTENTION".

4.   To approve changing AIM V.I. Financial Services Fund's sub-classification from
     "diversified" to "non-diversified" and approve the elimination of a related fundamental           NOT APPLICABLE             4.
     investment restriction to provide AIM V.I. Financial Services Fund with more investment flexibility.

5.   To approve making the investment objective(s) of AIM V.I. Dynamics Fund, AIM V.I.
     Financial Services Fund, AIM V.I. Global Health Care Fund, AIM V.I. Leisure Fund, AIM             NOT APPLICABLE             5.
     V.I. Technology Fund and AIM V.I. Utilities Fund non-fundamental.

6.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would
     permit the Board of Trustees of the Trust to terminate the Trust, the Fund and each        [ ]          [ ]          [ ]     6.
     other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

(ARROW)                PLEASE VOTE, SIGN AND DATE THIS CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.   AIM VIC 2 (sc)   (ARROW)

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                    FOUR EASY WAYS TO VOTE YOUR VOTING INSTRUCTION CARD
                                          INTERNET: Go to WWW.PROXYWEB.COM and follow the online directions.
                                         TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                              MAIL: Vote, sign, date and return your card by mail.
                                         IN PERSON: Vote at the Special Meeting of Shareholders.

                                EACH CONTRACT OWNER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR CARD TODAY!

VOTING INSTRUCTION CARD                                                                                      VOTING INSTRUCTION CARD

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE
                                                                                                              HELD FEBRUARY 29, 2008

AIM V.I. CAPITAL DEVELOPMENT FUND (THE "FUND")
AN INVESTMENT PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS (THE "TRUST")

The undersigned hereby appoints the above-referenced Insurance Company and hereby authorizes them to represent and to vote, as designated on the reverse, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any
adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE
APPROVAL OF EACH PROPOSAL.

                                                                   (ARROW)   VOTING INSTRUCTION CARD MUST BE SIGNED AND DATED BELOW.

                                                                   Dated ____________________


                                                                   -----------------------------------------------------------------
                                                                   Signature(s) (if held jointly)               (PLEASE SIGN IN BOX)

                                                                   NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING
                                                                   INSTRUCTION CARD. ALL JOINT OWNERS SHOULD SIGN. WHEN SIGNING AS
                                                                   EXECUTOR, ADMINISTRATOR, ATTORNEY, TRUSTEE OR GUARDIAN OR AS
                                                                   CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A
                                                                   CORPORATION, LIMITED LIABILITY COMPANY, OR PARTNERSHIP, PLEASE
                                                                   SIGN IN FULL ENTITY NAME AND INDICATE THE SIGNER'S POSITION WITH
                                                                   THE ENTITY.

(ARROW)                                                                                         (ARROW)                 AIM VIC (sc)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                               PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]

                                     (ARROW)   PLEASE DO NOT USE FINE POINT PENS.                                            (ARROW)

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve                  WITHHOLD
     until his or her successor is elected and qualified:                                                 AUTHORITY
                                                                                                FOR        FOR ALL      FOR ALL
                                                                                                ALL       NOMINEES      EXCEPT*

(01) Bob R. Baker    (04) Bruce L. Crockett (07) Martin L. Flanagan (10) Lewis F. Pennock
(02) Frank S. Bayley (05) Albert R. Dowden  (08) Carl Frischling    (11) Larry Soll, Ph.D.
(03) James T. Bunch  (06) Jack M. Fields    (09) Prema Mathai-Davis (12) Raymond Stickel, Jr.
                                                                    (13) Philip A. Taylor
                                                                                                [ ]          [ ]          [ ]     1.
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND
     WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

_____________________________________________________________________________________________

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio       FOR        AGAINST      ABSTAIN
     of the Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.;
     INVESCO Asset Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco
     Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Global Asset
     Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco Institutional (N.A.),
     Inc.; and Invesco Senior Secured Management, Inc.                                          [ ]          [ ]          [ ]     2.

3.   To approve changing certain fundamental investment restrictions of the Fund to provide the Fund with more investment flexibility.

3a.  Modification of Fundamental Restriction    3e.  Modification of Fundamental Restriction  FOR ALL    AGAINST ALL  ABSTAIN ALL
     on Issuer Diversification.                      on Real Estate Investments.             EXCEPT AS    EXCEPT AS    EXCEPT AS
                                                                                             INDICATED    INDICATED    INDICATED
3b.  Modification of Fundamental Restrictions   3f.  Modification of Fundamental Restriction
     on Issuing Senior Securities and                on Purchasing or Selling Commodities.
     Borrowing Money.                                                                                  NOT APPLICABLE             3.
                                                3g.  Modification of Fundamental Restriction
3c.  Modification of Fundamental Restriction         on Making Loans.
     on Underwriting Securities.
                                                3h.  Modification of Fundamental Restriction
3d.  Modification of Fundamental Restriction         on Investment in Investment Companies.
     on Industry Concentration.

_____________________________________________________________________________________________

TO VOTE SEPARATELY FOR A PARTICULAR SUB-PROPOSAL PLEASE WRITE THE NUMBER AND LETTER(S) OF       FOR        AGAINST      ABSTAIN
THE SUB-PROPOSAL ON THE LINE PROVIDED AND INDICATE A "VOTE AGAINST" OR AN "ABSTENTION".

4.   To approve changing AIM V.I. Financial Services Fund's sub-classification from
     "diversified" to "non-diversified" and approve the elimination of a related fundamental           NOT APPLICABLE             4.
     investment restriction to provide AIM V.I. Financial Services Fund with more investment flexibility.

5.   To approve making the investment objective(s) of AIM V.I. Dynamics Fund, AIM V.I.
     Financial Services Fund, AIM V.I. Global Health Care Fund, AIM V.I. Leisure Fund, AIM             NOT APPLICABLE             5.
     V.I. Technology Fund and AIM V.I. Utilities Fund non-fundamental.

6.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would
     permit the Board of Trustees of the Trust to terminate the Trust, the Fund and each        [ ]          [ ]          [ ]     6.
     other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

(ARROW)                PLEASE VOTE, SIGN AND DATE THIS CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.   AIM VIC 2 (sc)   (ARROW)

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                    FOUR EASY WAYS TO VOTE YOUR VOTING INSTRUCTION CARD
                                          INTERNET: Go to WWW.PROXYWEB.COM and follow the online directions.
                                         TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                              MAIL: Vote, sign, date and return your card by mail.
                                         IN PERSON: Vote at the Special Meeting of Shareholders.

                                EACH CONTRACT OWNER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR CARD TODAY!

VOTING INSTRUCTION CARD                                                                                      VOTING INSTRUCTION CARD

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE
                                                                                                              HELD FEBRUARY 29, 2008

AIM V.I. CORE EQUITY FUND (THE "FUND")
AN INVESTMENT PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS (THE "TRUST")

The undersigned hereby appoints the above-referenced Insurance Company and hereby authorizes them to represent and to vote, as designated on the reverse, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any
adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE
APPROVAL OF EACH PROPOSAL.

                                                                   (ARROW)   VOTING INSTRUCTION CARD MUST BE SIGNED AND DATED BELOW.

                                                                   Dated ____________________


                                                                   -----------------------------------------------------------------
                                                                   Signature(s) (if held jointly)               (PLEASE SIGN IN BOX)

                                                                   NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING
                                                                   INSTRUCTION CARD. ALL JOINT OWNERS SHOULD SIGN. WHEN SIGNING AS
                                                                   EXECUTOR, ADMINISTRATOR, ATTORNEY, TRUSTEE OR GUARDIAN OR AS
                                                                   CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A
                                                                   CORPORATION, LIMITED LIABILITY COMPANY, OR PARTNERSHIP, PLEASE
                                                                   SIGN IN FULL ENTITY NAME AND INDICATE THE SIGNER'S POSITION WITH
                                                                   THE ENTITY.

(ARROW)                                                                                         (ARROW)                 AIM VIC (sc)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                               PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]

                                     (ARROW)   PLEASE DO NOT USE FINE POINT PENS.                                            (ARROW)

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve                  WITHHOLD
     until his or her successor is elected and qualified:                                                 AUTHORITY
                                                                                                FOR        FOR ALL      FOR ALL
                                                                                                ALL       NOMINEES      EXCEPT*

(01) Bob R. Baker    (04) Bruce L. Crockett (07) Martin L. Flanagan (10) Lewis F. Pennock
(02) Frank S. Bayley (05) Albert R. Dowden  (08) Carl Frischling    (11) Larry Soll, Ph.D.
(03) James T. Bunch  (06) Jack M. Fields    (09) Prema Mathai-Davis (12) Raymond Stickel, Jr.
                                                                    (13) Philip A. Taylor
                                                                                                [ ]          [ ]          [ ]     1.
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND
     WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

_____________________________________________________________________________________________

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio       FOR        AGAINST      ABSTAIN
     of the Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.;
     INVESCO Asset Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco
     Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Global Asset
     Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco Institutional (N.A.),
     Inc.; and Invesco Senior Secured Management, Inc.                                          [ ]          [ ]          [ ]     2.

3.   To approve changing certain fundamental investment restrictions of the Fund to provide the Fund with more investment flexibility.

3a.  Modification of Fundamental Restriction    3e.  Modification of Fundamental Restriction  FOR ALL    AGAINST ALL  ABSTAIN ALL
     on Issuer Diversification.                      on Real Estate Investments.             EXCEPT AS    EXCEPT AS    EXCEPT AS
                                                                                             INDICATED    INDICATED    INDICATED
3b.  Modification of Fundamental Restrictions   3f.  Modification of Fundamental Restriction
     on Issuing Senior Securities and                on Purchasing or Selling Commodities.
     Borrowing Money.                                                                                  NOT APPLICABLE             3.
                                                3g.  Modification of Fundamental Restriction
3c.  Modification of Fundamental Restriction         on Making Loans.
     on Underwriting Securities.
                                                3h.  Modification of Fundamental Restriction
3d.  Modification of Fundamental Restriction         on Investment in Investment Companies.
     on Industry Concentration.

_____________________________________________________________________________________________

TO VOTE SEPARATELY FOR A PARTICULAR SUB-PROPOSAL PLEASE WRITE THE NUMBER AND LETTER(S) OF       FOR        AGAINST      ABSTAIN
THE SUB-PROPOSAL ON THE LINE PROVIDED AND INDICATE A "VOTE AGAINST" OR AN "ABSTENTION".

4.   To approve changing AIM V.I. Financial Services Fund's sub-classification from
     "diversified" to "non-diversified" and approve the elimination of a related fundamental           NOT APPLICABLE             4.
     investment restriction to provide AIM V.I. Financial Services Fund with more investment flexibility.

5.   To approve making the investment objective(s) of AIM V.I. Dynamics Fund, AIM V.I.
     Financial Services Fund, AIM V.I. Global Health Care Fund, AIM V.I. Leisure Fund, AIM             NOT APPLICABLE             5.
     V.I. Technology Fund and AIM V.I. Utilities Fund non-fundamental.

6.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would
     permit the Board of Trustees of the Trust to terminate the Trust, the Fund and each        [ ]          [ ]          [ ]     6.
     other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

(ARROW)                PLEASE VOTE, SIGN AND DATE THIS CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.   AIM VIC 2 (sc)   (ARROW)

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                    FOUR EASY WAYS TO VOTE YOUR VOTING INSTRUCTION CARD
                                          INTERNET: Go to WWW.PROXYWEB.COM and follow the online directions.
                                         TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                              MAIL: Vote, sign, date and return your card by mail.
                                         IN PERSON: Vote at the Special Meeting of Shareholders.

                                EACH CONTRACT OWNER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR CARD TODAY!

VOTING INSTRUCTION CARD                                                                                      VOTING INSTRUCTION CARD

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE
                                                                                                              HELD FEBRUARY 29, 2008

AIM V.I. DIVERSIFIED INCOME FUND (THE "FUND")
AN INVESTMENT PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS (THE "TRUST")

The undersigned hereby appoints the above-referenced Insurance Company and hereby authorizes them to represent and to vote, as designated on the reverse, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any
adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE
APPROVAL OF EACH PROPOSAL.

                                                                   (ARROW)   VOTING INSTRUCTION CARD MUST BE SIGNED AND DATED BELOW.

                                                                   Dated ____________________


                                                                   -----------------------------------------------------------------
                                                                   Signature(s) (if held jointly)               (PLEASE SIGN IN BOX)

                                                                   NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING
                                                                   INSTRUCTION CARD. ALL JOINT OWNERS SHOULD SIGN. WHEN SIGNING AS
                                                                   EXECUTOR, ADMINISTRATOR, ATTORNEY, TRUSTEE OR GUARDIAN OR AS
                                                                   CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A
                                                                   CORPORATION, LIMITED LIABILITY COMPANY, OR PARTNERSHIP, PLEASE
                                                                   SIGN IN FULL ENTITY NAME AND INDICATE THE SIGNER'S POSITION WITH
                                                                   THE ENTITY.

(ARROW)                                                                                         (ARROW)                 AIM VIC (sc)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                               PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]

                                     (ARROW)   PLEASE DO NOT USE FINE POINT PENS.                                            (ARROW)

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve                  WITHHOLD
     until his or her successor is elected and qualified:                                                 AUTHORITY
                                                                                                FOR        FOR ALL      FOR ALL
                                                                                                ALL       NOMINEES      EXCEPT*

(01) Bob R. Baker    (04) Bruce L. Crockett (07) Martin L. Flanagan (10) Lewis F. Pennock
(02) Frank S. Bayley (05) Albert R. Dowden  (08) Carl Frischling    (11) Larry Soll, Ph.D.
(03) James T. Bunch  (06) Jack M. Fields    (09) Prema Mathai-Davis (12) Raymond Stickel, Jr.
                                                                    (13) Philip A. Taylor
                                                                                                [ ]          [ ]          [ ]     1.
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND
     WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

_____________________________________________________________________________________________

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio       FOR        AGAINST      ABSTAIN
     of the Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.;
     INVESCO Asset Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco
     Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Global Asset
     Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco Institutional (N.A.),
     Inc.; and Invesco Senior Secured Management, Inc.                                          [ ]          [ ]          [ ]     2.

3.   To approve changing certain fundamental investment restrictions of the Fund to provide the Fund with more investment flexibility.

3a.  Modification of Fundamental Restriction    3e.  Modification of Fundamental Restriction  FOR ALL    AGAINST ALL  ABSTAIN ALL
     on Issuer Diversification.                      on Real Estate Investments.             EXCEPT AS    EXCEPT AS    EXCEPT AS
                                                                                             INDICATED    INDICATED    INDICATED
3b.  Modification of Fundamental Restrictions   3f.  Modification of Fundamental Restriction
     on Issuing Senior Securities and                on Purchasing or Selling Commodities.
     Borrowing Money.                                                                                  NOT APPLICABLE             3.
                                                3g.  Modification of Fundamental Restriction
3c.  Modification of Fundamental Restriction         on Making Loans.
     on Underwriting Securities.
                                                3h.  Modification of Fundamental Restriction
3d.  Modification of Fundamental Restriction         on Investment in Investment Companies.
     on Industry Concentration.

_____________________________________________________________________________________________

TO VOTE SEPARATELY FOR A PARTICULAR SUB-PROPOSAL PLEASE WRITE THE NUMBER AND LETTER(S) OF       FOR        AGAINST      ABSTAIN
THE SUB-PROPOSAL ON THE LINE PROVIDED AND INDICATE A "VOTE AGAINST" OR AN "ABSTENTION".

4.   To approve changing AIM V.I. Financial Services Fund's sub-classification from
     "diversified" to "non-diversified" and approve the elimination of a related fundamental           NOT APPLICABLE             4.
     investment restriction to provide AIM V.I. Financial Services Fund with more investment flexibility.

5.   To approve making the investment objective(s) of AIM V.I. Dynamics Fund, AIM V.I.
     Financial Services Fund, AIM V.I. Global Health Care Fund, AIM V.I. Leisure Fund, AIM             NOT APPLICABLE             5.
     V.I. Technology Fund and AIM V.I. Utilities Fund non-fundamental.

6.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would
     permit the Board of Trustees of the Trust to terminate the Trust, the Fund and each        [ ]          [ ]          [ ]     6.
     other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

(ARROW)                PLEASE VOTE, SIGN AND DATE THIS CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.   AIM VIC 2 (sc)   (ARROW)

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                    FOUR EASY WAYS TO VOTE YOUR VOTING INSTRUCTION CARD
                                          INTERNET: Go to WWW.PROXYWEB.COM and follow the online directions.
                                         TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                              MAIL: Vote, sign, date and return your card by mail.
                                         IN PERSON: Vote at the Special Meeting of Shareholders.

                                EACH CONTRACT OWNER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR CARD TODAY!

VOTING INSTRUCTION CARD                                                                                      VOTING INSTRUCTION CARD

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE
                                                                                                              HELD FEBRUARY 29, 2008

AIM V.I. DYNAMICS FUND (THE "FUND")
AN INVESTMENT PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS (THE "TRUST")

The undersigned hereby appoints the above-referenced Insurance Company and hereby authorizes them to represent and to vote, as designated on the reverse, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any
adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE
APPROVAL OF EACH PROPOSAL.

                                                                   (ARROW)   VOTING INSTRUCTION CARD MUST BE SIGNED AND DATED BELOW.

                                                                   Dated ____________________


                                                                   -----------------------------------------------------------------
                                                                   Signature(s) (if held jointly)               (PLEASE SIGN IN BOX)

                                                                   NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING
                                                                   INSTRUCTION CARD. ALL JOINT OWNERS SHOULD SIGN. WHEN SIGNING AS
                                                                   EXECUTOR, ADMINISTRATOR, ATTORNEY, TRUSTEE OR GUARDIAN OR AS
                                                                   CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A
                                                                   CORPORATION, LIMITED LIABILITY COMPANY, OR PARTNERSHIP, PLEASE
                                                                   SIGN IN FULL ENTITY NAME AND INDICATE THE SIGNER'S POSITION WITH
                                                                   THE ENTITY.

(ARROW)                                                                                         (ARROW)                 AIM VIC (sc)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                               PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]

                                     (ARROW)   PLEASE DO NOT USE FINE POINT PENS.                                            (ARROW)

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve                  WITHHOLD
     until his or her successor is elected and qualified:                                                 AUTHORITY
                                                                                                FOR        FOR ALL      FOR ALL
                                                                                                ALL       NOMINEES      EXCEPT*

(01) Bob R. Baker    (04) Bruce L. Crockett (07) Martin L. Flanagan (10) Lewis F. Pennock
(02) Frank S. Bayley (05) Albert R. Dowden  (08) Carl Frischling    (11) Larry Soll, Ph.D.
(03) James T. Bunch  (06) Jack M. Fields    (09) Prema Mathai-Davis (12) Raymond Stickel, Jr.
                                                                    (13) Philip A. Taylor
                                                                                                [ ]          [ ]          [ ]     1.
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND
     WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

_____________________________________________________________________________________________

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio       FOR        AGAINST      ABSTAIN
     of the Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.;
     INVESCO Asset Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco
     Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Global Asset
     Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco Institutional (N.A.),
     Inc.; and Invesco Senior Secured Management, Inc.                                          [ ]          [ ]          [ ]     2.

3.   To approve changing certain fundamental investment restrictions of the Fund to provide the Fund with more investment flexibility.

3a.  Modification of Fundamental Restriction    3e.  Modification of Fundamental Restriction  FOR ALL    AGAINST ALL  ABSTAIN ALL
     on Issuer Diversification.                      on Real Estate Investments.             EXCEPT AS    EXCEPT AS    EXCEPT AS
                                                                                             INDICATED    INDICATED    INDICATED
3b.  Modification of Fundamental Restrictions   3f.  Modification of Fundamental Restriction
     on Issuing Senior Securities and                on Purchasing or Selling Commodities.
     Borrowing Money.                                                                           [ ]          [ ]          [ ]     3.
                                                3g.  Modification of Fundamental Restriction
3c.  Modification of Fundamental Restriction         on Making Loans.
     on Underwriting Securities.
                                                3h.  Modification of Fundamental Restriction
3d.  Modification of Fundamental Restriction         on Investment in Investment Companies.
     on Industry Concentration.

_____________________________________________________________________________________________

TO VOTE SEPARATELY FOR A PARTICULAR SUB-PROPOSAL PLEASE WRITE THE NUMBER AND LETTER(S) OF       FOR        AGAINST      ABSTAIN
THE SUB-PROPOSAL ON THE LINE PROVIDED AND INDICATE A "VOTE AGAINST" OR AN "ABSTENTION".

4.   To approve changing AIM V.I. Financial Services Fund's sub-classification from
     "diversified" to "non-diversified" and approve the elimination of a related fundamental           NOT APPLICABLE             4.
     investment restriction to provide AIM V.I. Financial Services Fund with more investment flexibility.

5.   To approve making the investment objective(s) of AIM V.I. Dynamics Fund, AIM V.I.
     Financial Services Fund, AIM V.I. Global Health Care Fund, AIM V.I. Leisure Fund, AIM      [ ]          [ ]          [ ]     5.
     V.I. Technology Fund and AIM V.I. Utilities Fund non-fundamental.

6.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would
     permit the Board of Trustees of the Trust to terminate the Trust, the Fund and each        [ ]          [ ]          [ ]     6.
     other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

(ARROW)                PLEASE VOTE, SIGN AND DATE THIS CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.     AIM VIC (sc)   (ARROW)

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                    FOUR EASY WAYS TO VOTE YOUR VOTING INSTRUCTION CARD
                                          INTERNET: Go to WWW.PROXYWEB.COM and follow the online directions.
                                         TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                              MAIL: Vote, sign, date and return your card by mail.
                                         IN PERSON: Vote at the Special Meeting of Shareholders.

                                EACH CONTRACT OWNER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR CARD TODAY!

VOTING INSTRUCTION CARD                                                                                      VOTING INSTRUCTION CARD

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE
                                                                                                              HELD FEBRUARY 29, 2008

AIM V.I. FINANCIAL SERVICES FUND (THE "FUND")
AN INVESTMENT PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS (THE "TRUST")

The undersigned hereby appoints the above-referenced Insurance Company and hereby authorizes them to represent and to vote, as designated on the reverse, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any
adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE
APPROVAL OF EACH PROPOSAL.

                                                                   (ARROW)   VOTING INSTRUCTION CARD MUST BE SIGNED AND DATED BELOW.

                                                                   Dated ____________________


                                                                   -----------------------------------------------------------------
                                                                   Signature(s) (if held jointly)               (PLEASE SIGN IN BOX)

                                                                   NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING
                                                                   INSTRUCTION CARD. ALL JOINT OWNERS SHOULD SIGN. WHEN SIGNING AS
                                                                   EXECUTOR, ADMINISTRATOR, ATTORNEY, TRUSTEE OR GUARDIAN OR AS
                                                                   CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A
                                                                   CORPORATION, LIMITED LIABILITY COMPANY, OR PARTNERSHIP, PLEASE
                                                                   SIGN IN FULL ENTITY NAME AND INDICATE THE SIGNER'S POSITION WITH
                                                                   THE ENTITY.

(ARROW)                                                                                         (ARROW)                 AIM VIC (sc)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                               PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]

                                     (ARROW)   PLEASE DO NOT USE FINE POINT PENS.                                            (ARROW)

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve                  WITHHOLD
     until his or her successor is elected and qualified:                                                 AUTHORITY
                                                                                                FOR        FOR ALL      FOR ALL
                                                                                                ALL       NOMINEES      EXCEPT*

(01) Bob R. Baker    (04) Bruce L. Crockett (07) Martin L. Flanagan (10) Lewis F. Pennock
(02) Frank S. Bayley (05) Albert R. Dowden  (08) Carl Frischling    (11) Larry Soll, Ph.D.
(03) James T. Bunch  (06) Jack M. Fields    (09) Prema Mathai-Davis (12) Raymond Stickel, Jr.
                                                                    (13) Philip A. Taylor
                                                                                                [ ]          [ ]          [ ]     1.
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND
     WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

_____________________________________________________________________________________________

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio       FOR        AGAINST      ABSTAIN
     of the Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.;
     INVESCO Asset Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco
     Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Global Asset
     Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco Institutional (N.A.),
     Inc.; and Invesco Senior Secured Management, Inc.                                          [ ]          [ ]          [ ]     2.

3.   To approve changing certain fundamental investment restrictions of the Fund to provide the Fund with more investment flexibility.

3a.  Not Applicable                             3e.  Modification of Fundamental Restriction  FOR ALL    AGAINST ALL  ABSTAIN ALL
                                                     on Real Estate Investments.             EXCEPT AS    EXCEPT AS    EXCEPT AS
                                                                                             INDICATED    INDICATED    INDICATED
3b.  Modification of Fundamental Restrictions   3f.  Modification of Fundamental Restriction
     on Issuing Senior Securities and                on Purchasing or Selling Commodities.
     Borrowing Money.                                                                           [ ]          [ ]          [ ]     3.
                                                3g.  Modification of Fundamental Restriction
3c.  Modification of Fundamental Restriction         on Making Loans.
     on Underwriting Securities.
                                                3h.  Modification of Fundamental Restriction
3d.  Modification of Fundamental Restriction         on Investment in Investment Companies.
     on Industry Concentration.

_____________________________________________________________________________________________

TO VOTE SEPARATELY FOR A PARTICULAR SUB-PROPOSAL PLEASE WRITE THE NUMBER AND LETTER(S) OF       FOR        AGAINST      ABSTAIN
THE SUB-PROPOSAL ON THE LINE PROVIDED AND INDICATE A "VOTE AGAINST" OR AN "ABSTENTION".

4.   To approve changing AIM V.I. Financial Services Fund's sub-classification from
     "diversified" to "non-diversified" and approve the elimination of a related fundamental    [ ]          [ ]          [ ]     4.
     investment restriction to provide AIM V.I. Financial Services Fund with more investment flexibility.

5.   To approve making the investment objective(s) of AIM V.I. Dynamics Fund, AIM V.I.
     Financial Services Fund, AIM V.I. Global Health Care Fund, AIM V.I. Leisure Fund, AIM      [ ]          [ ]          [ ]     5.
     V.I. Technology Fund and AIM V.I. Utilities Fund non-fundamental.

6.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would
     permit the Board of Trustees of the Trust to terminate the Trust, the Fund and each        [ ]          [ ]          [ ]     6.
     other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

(ARROW)                PLEASE VOTE, SIGN AND DATE THIS CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.   AIM VIC 3 (sc)   (ARROW)

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                    FOUR EASY WAYS TO VOTE YOUR VOTING INSTRUCTION CARD
                                          INTERNET: Go to WWW.PROXYWEB.COM and follow the online directions.
                                         TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                              MAIL: Vote, sign, date and return your card by mail.
                                         IN PERSON: Vote at the Special Meeting of Shareholders.

                                EACH CONTRACT OWNER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR CARD TODAY!

VOTING INSTRUCTION CARD                                                                                      VOTING INSTRUCTION CARD

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE
                                                                                                              HELD FEBRUARY 29, 2008

AIM V.I. GLOBAL HEALTH CARE FUND (THE "FUND")
AN INVESTMENT PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS (THE "TRUST")

The undersigned hereby appoints the above-referenced Insurance Company and hereby authorizes them to represent and to vote, as designated on the reverse, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any
adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE
APPROVAL OF EACH PROPOSAL.

                                                                   (ARROW)   VOTING INSTRUCTION CARD MUST BE SIGNED AND DATED BELOW.

                                                                   Dated ____________________


                                                                   -----------------------------------------------------------------
                                                                   Signature(s) (if held jointly)               (PLEASE SIGN IN BOX)

                                                                   NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING
                                                                   INSTRUCTION CARD. ALL JOINT OWNERS SHOULD SIGN. WHEN SIGNING AS
                                                                   EXECUTOR, ADMINISTRATOR, ATTORNEY, TRUSTEE OR GUARDIAN OR AS
                                                                   CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A
                                                                   CORPORATION, LIMITED LIABILITY COMPANY, OR PARTNERSHIP PLEASE
                                                                   SIGN IN FULL ENTITY NAME AND INDICATE THE SIGNER'S POSITION WITH
                                                                   THE ENTITY.

(ARROW)                                                                                         (ARROW)                 AIM VIC (sc)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                               PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]

                                     (ARROW)   PLEASE DO NOT USE FINE POINT PENS.                                            (ARROW)

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve                  WITHHOLD
     until his or her successor is elected and qualified:                                                 AUTHORITY
                                                                                                FOR        FOR ALL      FOR ALL
                                                                                                ALL       NOMINEES      EXCEPT*

(01) Bob R. Baker    (04) Bruce L. Crockett (07) Martin L. Flanagan (10) Lewis F. Pennock
(02) Frank S. Bayley (05) Albert R. Dowden  (08) Carl Frischling    (11) Larry Soll, Ph.D.
(03) James T. Bunch  (06) Jack M. Fields    (09) Prema Mathai-Davis (12) Raymond Stickel, Jr.
                                                                    (13) Philip A. Taylor
                                                                                                [ ]          [ ]          [ ]     1.
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND
     WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

_____________________________________________________________________________________________

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio       FOR        AGAINST      ABSTAIN
     of the Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.;
     INVESCO Asset Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco
     Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Global Asset
     Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco Institutional (N.A.),
     Inc.; and Invesco Senior Secured Management, Inc.                                          [ ]          [ ]          [ ]     2.

3.   To approve changing certain fundamental investment restrictions of the Fund to provide the Fund with more investment flexibility.

3a.  Modification of Fundamental Restriction    3e.  Modification of Fundamental Restriction  FOR ALL    AGAINST ALL  ABSTAIN ALL
     on Issuer Diversification.                      on Real Estate Investments.             EXCEPT AS    EXCEPT AS    EXCEPT AS
                                                                                             INDICATED    INDICATED    INDICATED
3b.  Modification of Fundamental Restrictions   3f.  Modification of Fundamental Restriction
     on Issuing Senior Securities and                on Purchasing or Selling Commodities.
     Borrowing Money.                                                                           [ ]          [ ]          [ ]     3.
                                                3g.  Modification of Fundamental Restriction
3c.  Modification of Fundamental Restriction         on Making Loans.
     on Underwriting Securities.
                                                3h.  Modification of Fundamental Restriction
3d.  Modification of Fundamental Restriction         on Investment in Investment Companies.
     on Industry Concentration.

_____________________________________________________________________________________________

TO VOTE SEPARATELY FOR A PARTICULAR SUB-PROPOSAL PLEASE WRITE THE NUMBER AND LETTER(S) OF       FOR        AGAINST      ABSTAIN
THE SUB-PROPOSAL ON THE LINE PROVIDED AND INDICATE A "VOTE AGAINST" OR AN "ABSTENTION".

4.   To approve changing AIM V.I. Financial Services Fund's sub-classification from
     "diversified" to "non-diversified" and approve the elimination of a related fundamental           NOT APPLICABLE             4.
     investment restriction to provide AIM V.I. Financial Services Fund with more investment flexibility.

5.   To approve making the investment objective(s) of AIM V.I. Dynamics Fund, AIM V.I.
     Financial Services Fund, AIM V.I. Global Health Care Fund, AIM V.I. Leisure Fund, AIM      [ ]          [ ]          [ ]     5.
     V.I. Technology Fund and AIM V.I. Utilities Fund non-fundamental.

6.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would
     permit the Board of Trustees of the Trust to terminate the Trust, the Fund and each        [ ]          [ ]          [ ]     6.
     other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

(ARROW)                PLEASE VOTE, SIGN AND DATE THIS CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.     AIM VIC (sc)   (ARROW)

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                    FOUR EASY WAYS TO VOTE YOUR VOTING INSTRUCTION CARD
                                          INTERNET: Go to WWW.PROXYWEB.COM and follow the online directions.
                                         TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                              MAIL: Vote, sign, date and return your card by mail.
                                         IN PERSON: Vote at the Special Meeting of Shareholders.

                                EACH CONTRACT OWNER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR CARD TODAY!

VOTING INSTRUCTION CARD                                                                                      VOTING INSTRUCTION CARD

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE
                                                                                                              HELD FEBRUARY 29, 2008

AIM V.I. GLOBAL REAL ESTATE FUND (THE "FUND")
AN INVESTMENT PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS (THE "TRUST")

The undersigned hereby appoints the above-referenced Insurance Company and hereby authorizes them to represent and to vote, as designated on the reverse, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any
adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE
APPROVAL OF EACH PROPOSAL.

                                                                   (ARROW)   VOTING INSTRUCTION CARD MUST BE SIGNED AND DATED BELOW.

                                                                   Dated ____________________


                                                                   -----------------------------------------------------------------
                                                                   Signature(s) (if held jointly)               (PLEASE SIGN IN BOX)

                                                                   NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING
                                                                   INSTRUCTION CARD. ALL JOINT OWNERS SHOULD SIGN. WHEN SIGNING AS
                                                                   EXECUTOR, ADMINISTRATOR, ATTORNEY, TRUSTEE OR GUARDIAN OR AS
                                                                   CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A
                                                                   CORPORATION, LIMITED LIABILITY COMPANY, OR PARTNERSHIP PLEASE
                                                                   SIGN IN FULL ENTITY NAME AND INDICATE THE SIGNER'S POSITION WITH
                                                                   THE ENTITY.

(ARROW)                                                                                         (ARROW)                 AIM VIC (sc)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                               PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]

                                     (ARROW)   PLEASE DO NOT USE FINE POINT PENS.                                            (ARROW)

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve                  WITHHOLD
     until his or her successor is elected and qualified:                                                 AUTHORITY
                                                                                                FOR        FOR ALL      FOR ALL
                                                                                                ALL       NOMINEES      EXCEPT*

(01) Bob R. Baker    (04) Bruce L. Crockett (07) Martin L. Flanagan (10) Lewis F. Pennock
(02) Frank S. Bayley (05) Albert R. Dowden  (08) Carl Frischling    (11) Larry Soll, Ph.D.
(03) James T. Bunch  (06) Jack M. Fields    (09) Prema Mathai-Davis (12) Raymond Stickel, Jr.
                                                                    (13) Philip A. Taylor
                                                                                                [ ]          [ ]          [ ]     1.
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND
     WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

_____________________________________________________________________________________________

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio       FOR        AGAINST      ABSTAIN
     of the Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.;
     INVESCO Asset Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco
     Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Global Asset
     Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco Institutional (N.A.),
     Inc.; and Invesco Senior Secured Management, Inc.                                          [ ]          [ ]          [ ]     2.

3.   To approve changing certain fundamental investment restrictions of the Fund to provide the Fund with more investment flexibility.

3a.  Modification of Fundamental Restriction    3e.  Modification of Fundamental Restriction  FOR ALL    AGAINST ALL  ABSTAIN ALL
     on Issuer Diversification.                      on Real Estate Investments.             EXCEPT AS    EXCEPT AS    EXCEPT AS
                                                                                             INDICATED    INDICATED    INDICATED
3b.  Modification of Fundamental Restrictions   3f.  Modification of Fundamental Restriction
     on Issuing Senior Securities and                on Purchasing or Selling Commodities.
     Borrowing Money.                                                                                  NOT APPLICABLE             3.
                                                3g.  Modification of Fundamental Restriction
3c.  Modification of Fundamental Restriction         on Making Loans.
     on Underwriting Securities.
                                                3h.  Modification of Fundamental Restriction
3d.  Modification of Fundamental Restriction         on Investment in Investment Companies.
     on Industry Concentration.

_____________________________________________________________________________________________

TO VOTE SEPARATELY FOR A PARTICULAR SUB-PROPOSAL PLEASE WRITE THE NUMBER AND LETTER(S) OF       FOR        AGAINST      ABSTAIN
THE SUB-PROPOSAL ON THE LINE PROVIDED AND INDICATE A "VOTE AGAINST" OR AN "ABSTENTION".

4.   To approve changing AIM V.I. Financial Services Fund's sub-classification from
     "diversified" to "non-diversified" and approve the elimination of a related fundamental           NOT APPLICABLE             4.
     investment restriction to provide AIM V.I. Financial Services Fund with more investment flexibility.

5.   To approve making the investment objective(s) of AIM V.I. Dynamics Fund, AIM V.I.
     Financial Services Fund, AIM V.I. Global Health Care Fund, AIM V.I. Leisure Fund, AIM             NOT APPLICABLE             5.
     V.I. Technology Fund and AIM V.I. Utilities Fund non-fundamental.

6.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would
     permit the Board of Trustees of the Trust to terminate the Trust, the Fund and each        [ ]          [ ]          [ ]     6.
     other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

(ARROW)                PLEASE VOTE, SIGN AND DATE THIS CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.   AIM VIC 2 (sc)   (ARROW)

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                    FOUR EASY WAYS TO VOTE YOUR VOTING INSTRUCTION CARD
                                          INTERNET: Go to WWW.PROXYWEB.COM and follow the online directions.
                                         TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                              MAIL: Vote, sign, date and return your card by mail.
                                         IN PERSON: Vote at the Special Meeting of Shareholders.

                                EACH CONTRACT OWNER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR CARD TODAY!

VOTING INSTRUCTION CARD                                                                                      VOTING INSTRUCTION CARD

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE
                                                                                                              HELD FEBRUARY 29, 2008

AIM V.I. GOVERNMENT SECURITIES FUND (THE "FUND")
AN INVESTMENT PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS (THE "TRUST")

The undersigned hereby appoints the above-referenced Insurance Company and hereby authorizes them to represent and to vote, as designated on the reverse, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any
adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE
APPROVAL OF EACH PROPOSAL.

                                                                   (ARROW)   VOTING INSTRUCTION CARD MUST BE SIGNED AND DATED BELOW.

                                                                   Dated ____________________


                                                                   -----------------------------------------------------------------
                                                                   Signature(s) (if held jointly)               (PLEASE SIGN IN BOX)

                                                                   NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING
                                                                   INSTRUCTION CARD. ALL JOINT OWNERS SHOULD SIGN. WHEN SIGNING AS
                                                                   EXECUTOR, ADMINISTRATOR, ATTORNEY, TRUSTEE OR GUARDIAN OR AS
                                                                   CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A
                                                                   CORPORATION, LIMITED LIABILITY COMPANY, OR PARTNERSHIP PLEASE
                                                                   SIGN IN FULL ENTITY NAME AND INDICATE THE SIGNER'S POSITION WITH
                                                                   THE ENTITY.

(ARROW)                                                                                         (ARROW)                 AIM VIC (sc)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                               PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]

                                     (ARROW)   PLEASE DO NOT USE FINE POINT PENS.                                            (ARROW)

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve                  WITHHOLD
     until his or her successor is elected and qualified:                                                 AUTHORITY
                                                                                                FOR        FOR ALL      FOR ALL
                                                                                                ALL       NOMINEES      EXCEPT*

(01) Bob R. Baker    (04) Bruce L. Crockett (07) Martin L. Flanagan (10) Lewis F. Pennock
(02) Frank S. Bayley (05) Albert R. Dowden  (08) Carl Frischling    (11) Larry Soll, Ph.D.
(03) James T. Bunch  (06) Jack M. Fields    (09) Prema Mathai-Davis (12) Raymond Stickel, Jr.
                                                                    (13) Philip A. Taylor
                                                                                                [ ]          [ ]          [ ]     1.
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND
     WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

_____________________________________________________________________________________________

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio       FOR        AGAINST      ABSTAIN
     of the Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.;
     INVESCO Asset Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco
     Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Global Asset
     Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco Institutional (N.A.),
     Inc.; and Invesco Senior Secured Management, Inc.                                          [ ]          [ ]          [ ]     2.

3.   To approve changing certain fundamental investment restrictions of the Fund to provide the Fund with more investment flexibility.

3a.  Modification of Fundamental Restriction    3e.  Modification of Fundamental Restriction  FOR ALL    AGAINST ALL  ABSTAIN ALL
     on Issuer Diversification.                      on Real Estate Investments.             EXCEPT AS    EXCEPT AS    EXCEPT AS
                                                                                             INDICATED    INDICATED    INDICATED
3b.  Modification of Fundamental Restrictions   3f.  Modification of Fundamental Restriction
     on Issuing Senior Securities and                on Purchasing or Selling Commodities.
     Borrowing Money.                                                                                  NOT APPLICABLE             3.
                                                3g.  Modification of Fundamental Restriction
3c.  Modification of Fundamental Restriction         on Making Loans.
     on Underwriting Securities.
                                                3h.  Modification of Fundamental Restriction
3d.  Modification of Fundamental Restriction         on Investment in Investment Companies.
     on Industry Concentration.

_____________________________________________________________________________________________

TO VOTE SEPARATELY FOR A PARTICULAR SUB-PROPOSAL PLEASE WRITE THE NUMBER AND LETTER(S) OF       FOR        AGAINST      ABSTAIN
THE SUB-PROPOSAL ON THE LINE PROVIDED AND INDICATE A "VOTE AGAINST" OR AN "ABSTENTION".

4.   To approve changing AIM V.I. Financial Services Fund's sub-classification from
     "diversified" to "non-diversified" and approve the elimination of a related fundamental           NOT APPLICABLE             4.
     investment restriction to provide AIM V.I. Financial Services Fund with more investment flexibility.

5.   To approve making the investment objective(s) of AIM V.I. Dynamics Fund, AIM V.I.
     Financial Services Fund, AIM V.I. Global Health Care Fund, AIM V.I. Leisure Fund, AIM             NOT APPLICABLE             5.
     V.I. Technology Fund and AIM V.I. Utilities Fund non-fundamental.

6.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would
     permit the Board of Trustees of the Trust to terminate the Trust, the Fund and each        [ ]          [ ]          [ ]     6.
     other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

(ARROW)                PLEASE VOTE, SIGN AND DATE THIS CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.   AIM VIC 2 (sc)   (ARROW)

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                    FOUR EASY WAYS TO VOTE YOUR VOTING INSTRUCTION CARD
                                          INTERNET: Go to WWW.PROXYWEB.COM and follow the online directions.
                                         TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                              MAIL: Vote, sign, date and return your card by mail.
                                         IN PERSON: Vote at the Special Meeting of Shareholders.

                                EACH CONTRACT OWNER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR CARD TODAY!

VOTING INSTRUCTION CARD                                                                                      VOTING INSTRUCTION CARD

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE
                                                                                                              HELD FEBRUARY 29, 2008

AIM V.I. HIGH YIELD FUND (THE "FUND")
AN INVESTMENT PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS (THE "TRUST")

The undersigned hereby appoints the above-referenced Insurance Company and hereby authorizes them to represent and to vote, as designated on the reverse, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any
adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE
APPROVAL OF EACH PROPOSAL.

                                                                   (ARROW)   VOTING INSTRUCTION CARD MUST BE SIGNED AND DATED BELOW.

                                                                   Dated ____________________


                                                                   -----------------------------------------------------------------
                                                                   Signature(s) (if held jointly)               (PLEASE SIGN IN BOX)

                                                                   NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING
                                                                   INSTRUCTION CARD. ALL JOINT OWNERS SHOULD SIGN. WHEN SIGNING AS
                                                                   EXECUTOR, ADMINISTRATOR, ATTORNEY, TRUSTEE OR GUARDIAN OR AS
                                                                   CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A
                                                                   CORPORATION, LIMITED LIABILITY COMPANY, OR PARTNERSHIP PLEASE
                                                                   SIGN IN FULL ENTITY NAME AND INDICATE THE SIGNER'S POSITION WITH
                                                                   THE ENTITY.

(ARROW)                                                                                         (ARROW)                 AIM VIC (sc)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                               PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]

                                     (ARROW)   PLEASE DO NOT USE FINE POINT PENS.                                            (ARROW)

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve                  WITHHOLD
     until his or her successor is elected and qualified:                                                 AUTHORITY
                                                                                                FOR        FOR ALL      FOR ALL
                                                                                                ALL       NOMINEES      EXCEPT*

(01) Bob R. Baker    (04) Bruce L. Crockett (07) Martin L. Flanagan (10) Lewis F. Pennock
(02) Frank S. Bayley (05) Albert R. Dowden  (08) Carl Frischling    (11) Larry Soll, Ph.D.
(03) James T. Bunch  (06) Jack M. Fields    (09) Prema Mathai-Davis (12) Raymond Stickel, Jr.
                                                                    (13) Philip A. Taylor
                                                                                                [ ]          [ ]          [ ]     1.
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND
     WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

_____________________________________________________________________________________________

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio       FOR        AGAINST      ABSTAIN
     of the Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.;
     INVESCO Asset Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco
     Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Global Asset
     Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco Institutional (N.A.),
     Inc.; and Invesco Senior Secured Management, Inc.                                          [ ]          [ ]          [ ]     2.

3.   To approve changing certain fundamental investment restrictions of the Fund to provide the Fund with more investment flexibility.

3a.  Modification of Fundamental Restriction    3e.  Modification of Fundamental Restriction  FOR ALL    AGAINST ALL  ABSTAIN ALL
     on Issuer Diversification.                      on Real Estate Investments.             EXCEPT AS    EXCEPT AS    EXCEPT AS
                                                                                             INDICATED    INDICATED    INDICATED
3b.  Modification of Fundamental Restrictions   3f.  Modification of Fundamental Restriction
     on Issuing Senior Securities and                on Purchasing or Selling Commodities.
     Borrowing Money.                                                                                  NOT APPLICABLE             3.
                                                3g.  Modification of Fundamental Restriction
3c.  Modification of Fundamental Restriction         on Making Loans.
     on Underwriting Securities.
                                                3h.  Modification of Fundamental Restriction
3d.  Modification of Fundamental Restriction         on Investment in Investment Companies.
     on Industry Concentration.

_____________________________________________________________________________________________

TO VOTE SEPARATELY FOR A PARTICULAR SUB-PROPOSAL PLEASE WRITE THE NUMBER AND LETTER(S) OF       FOR        AGAINST      ABSTAIN
THE SUB-PROPOSAL ON THE LINE PROVIDED AND INDICATE A "VOTE AGAINST" OR AN "ABSTENTION".

4.   To approve changing AIM V.I. Financial Services Fund's sub-classification from
     "diversified" to "non-diversified" and approve the elimination of a related fundamental           NOT APPLICABLE             4.
     investment restriction to provide AIM V.I. Financial Services Fund with more investment flexibility.

5.   To approve making the investment objective(s) of AIM V.I. Dynamics Fund, AIM V.I.
     Financial Services Fund, AIM V.I. Global Health Care Fund, AIM V.I. Leisure Fund, AIM             NOT APPLICABLE             5.
     V.I. Technology Fund and AIM V.I. Utilities Fund non-fundamental.

6.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would
     permit the Board of Trustees of the Trust to terminate the Trust, the Fund and each        [ ]          [ ]          [ ]     6.
     other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

(ARROW)                PLEASE VOTE, SIGN AND DATE THIS CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.   AIM VIC 2 (sc)   (ARROW)

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                    FOUR EASY WAYS TO VOTE YOUR VOTING INSTRUCTION CARD
                                          INTERNET: Go to WWW.PROXYWEB.COM and follow the online directions.
                                         TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                              MAIL: Vote, sign, date and return your card by mail.
                                         IN PERSON: Vote at the Special Meeting of Shareholders.

                                EACH CONTRACT OWNER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR CARD TODAY!

VOTING INSTRUCTION CARD                                                                                      VOTING INSTRUCTION CARD

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE
                                                                                                              HELD FEBRUARY 29, 2008

AIM V.I. INTERNATIONAL GROWTH FUND (THE "FUND")
AN INVESTMENT PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS (THE "TRUST")

The undersigned hereby appoints the above-referenced Insurance Company and hereby authorizes them to represent and to vote, as designated on the reverse, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any
adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE
APPROVAL OF EACH PROPOSAL.

                                                                   (ARROW)   VOTING INSTRUCTION CARD MUST BE SIGNED AND DATED BELOW.

                                                                   Dated ____________________


                                                                   -----------------------------------------------------------------
                                                                   Signature(s) (if held jointly)               (PLEASE SIGN IN BOX)

                                                                   NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING
                                                                   INSTRUCTION CARD. ALL JOINT OWNERS SHOULD SIGN. WHEN SIGNING AS
                                                                   EXECUTOR, ADMINISTRATOR, ATTORNEY, TRUSTEE OR GUARDIAN OR AS
                                                                   CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A
                                                                   CORPORATION, LIMITED LIABILITY COMPANY, OR PARTNERSHIP PLEASE
                                                                   SIGN IN FULL ENTITY NAME AND INDICATE THE SIGNER'S POSITION WITH
                                                                   THE ENTITY.

(ARROW)                                                                                         (ARROW)                 AIM VIC (sc)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                               PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]

                                     (ARROW)   PLEASE DO NOT USE FINE POINT PENS.                                            (ARROW)

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve                  WITHHOLD
     until his or her successor is elected and qualified:                                                 AUTHORITY
                                                                                                FOR        FOR ALL      FOR ALL
                                                                                                ALL       NOMINEES      EXCEPT*

(01) Bob R. Baker    (04) Bruce L. Crockett (07) Martin L. Flanagan (10) Lewis F. Pennock
(02) Frank S. Bayley (05) Albert R. Dowden  (08) Carl Frischling    (11) Larry Soll, Ph.D.
(03) James T. Bunch  (06) Jack M. Fields    (09) Prema Mathai-Davis (12) Raymond Stickel, Jr.
                                                                    (13) Philip A. Taylor
                                                                                                [ ]          [ ]          [ ]     1.
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND
     WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

_____________________________________________________________________________________________

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio       FOR        AGAINST      ABSTAIN
     of the Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.;
     INVESCO Asset Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco
     Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Global Asset
     Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco Institutional (N.A.),
     Inc.; and Invesco Senior Secured Management, Inc.                                          [ ]          [ ]          [ ]     2.

3.   To approve changing certain fundamental investment restrictions of the Fund to provide the Fund with more investment flexibility.

3a.  Modification of Fundamental Restriction    3e.  Modification of Fundamental Restriction  FOR ALL    AGAINST ALL  ABSTAIN ALL
     on Issuer Diversification.                      on Real Estate Investments.             EXCEPT AS    EXCEPT AS    EXCEPT AS
                                                                                             INDICATED    INDICATED    INDICATED
3b.  Modification of Fundamental Restrictions   3f.  Modification of Fundamental Restriction
     on Issuing Senior Securities and                on Purchasing or Selling Commodities.
     Borrowing Money.                                                                                  NOT APPLICABLE             3.
                                                3g.  Modification of Fundamental Restriction
3c.  Modification of Fundamental Restriction         on Making Loans.
     on Underwriting Securities.
                                                3h.  Modification of Fundamental Restriction
3d.  Modification of Fundamental Restriction         on Investment in Investment Companies.
     on Industry Concentration.

_____________________________________________________________________________________________

TO VOTE SEPARATELY FOR A PARTICULAR SUB-PROPOSAL PLEASE WRITE THE NUMBER AND LETTER(S) OF       FOR        AGAINST      ABSTAIN
THE SUB-PROPOSAL ON THE LINE PROVIDED AND INDICATE A "VOTE AGAINST" OR AN "ABSTENTION".

4.   To approve changing AIM V.I. Financial Services Fund's sub-classification from
     "diversified" to "non-diversified" and approve the elimination of a related fundamental           NOT APPLICABLE             4.
     investment restriction to provide AIM V.I. Financial Services Fund with more investment flexibility.

5.   To approve making the investment objective(s) of AIM V.I. Dynamics Fund, AIM V.I.
     Financial Services Fund, AIM V.I. Global Health Care Fund, AIM V.I. Leisure Fund, AIM             NOT APPLICABLE             5.
     V.I. Technology Fund and AIM V.I. Utilities Fund non-fundamental.

6.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would
     permit the Board of Trustees of the Trust to terminate the Trust, the Fund and each        [ ]          [ ]          [ ]     6.
     other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

(ARROW)                PLEASE VOTE, SIGN AND DATE THIS CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.   AIM VIC 2 (sc)   (ARROW)

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                    FOUR EASY WAYS TO VOTE YOUR VOTING INSTRUCTION CARD
                                          INTERNET: Go to WWW.PROXYWEB.COM and follow the online directions.
                                         TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                              MAIL: Vote, sign, date and return your card by mail.
                                         IN PERSON: Vote at the Special Meeting of Shareholders.

                                EACH CONTRACT OWNER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR CARD TODAY!

VOTING INSTRUCTION CARD                                                                                      VOTING INSTRUCTION CARD

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE
                                                                                                              HELD FEBRUARY 29, 2008

AIM V.I. LARGE CAP GROWTH FUND (THE "FUND")
AN INVESTMENT PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS (THE "TRUST")

The undersigned hereby appoints the above-referenced Insurance Company and hereby authorizes them to represent and to vote, as designated on the reverse, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any
adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE
APPROVAL OF EACH PROPOSAL.

                                                                   (ARROW)   VOTING INSTRUCTION CARD MUST BE SIGNED AND DATED BELOW.

                                                                   Dated ____________________


                                                                   -----------------------------------------------------------------
                                                                   Signature(s) (if held jointly)               (PLEASE SIGN IN BOX)

                                                                   NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING
                                                                   INSTRUCTION CARD. ALL JOINT OWNERS SHOULD SIGN. WHEN SIGNING AS
                                                                   EXECUTOR, ADMINISTRATOR, ATTORNEY, TRUSTEE OR GUARDIAN OR AS
                                                                   CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A
                                                                   CORPORATION, LIMITED LIABILITY COMPANY, OR PARTNERSHIP PLEASE
                                                                   SIGN IN FULL ENTITY NAME AND INDICATE THE SIGNER'S POSITION WITH
                                                                   THE ENTITY.

(ARROW)                                                                                         (ARROW)                 AIM VIC (sc)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                               PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]

                                     (ARROW)   PLEASE DO NOT USE FINE POINT PENS.                                            (ARROW)

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve                  WITHHOLD
     until his or her successor is elected and qualified:                                                 AUTHORITY
                                                                                                FOR        FOR ALL      FOR ALL
                                                                                                ALL       NOMINEES      EXCEPT*

(01) Bob R. Baker    (04) Bruce L. Crockett (07) Martin L. Flanagan (10) Lewis F. Pennock
(02) Frank S. Bayley (05) Albert R. Dowden  (08) Carl Frischling    (11) Larry Soll, Ph.D.
(03) James T. Bunch  (06) Jack M. Fields    (09) Prema Mathai-Davis (12) Raymond Stickel, Jr.
                                                                    (13) Philip A. Taylor
                                                                                                [ ]          [ ]          [ ]     1.
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND
     WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

_____________________________________________________________________________________________

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio       FOR        AGAINST      ABSTAIN
     of the Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.;
     INVESCO Asset Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco
     Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Global Asset
     Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco Institutional (N.A.),
     Inc.; and Invesco Senior Secured Management, Inc.                                          [ ]          [ ]          [ ]     2.

3.   To approve changing certain fundamental investment restrictions of the Fund to provide the Fund with more investment flexibility.

3a.  Modification of Fundamental Restriction    3e.  Modification of Fundamental Restriction  FOR ALL    AGAINST ALL  ABSTAIN ALL
     on Issuer Diversification.                      on Real Estate Investments.             EXCEPT AS    EXCEPT AS    EXCEPT AS
                                                                                             INDICATED    INDICATED    INDICATED
3b.  Modification of Fundamental Restrictions   3f.  Modification of Fundamental Restriction
     on Issuing Senior Securities and                on Purchasing or Selling Commodities.
     Borrowing Money.                                                                                  NOT APPLICABLE             3.
                                                3g.  Modification of Fundamental Restriction
3c.  Modification of Fundamental Restriction         on Making Loans.
     on Underwriting Securities.
                                                3h.  Modification of Fundamental Restriction
3d.  Modification of Fundamental Restriction         on Investment in Investment Companies.
     on Industry Concentration.

_____________________________________________________________________________________________

TO VOTE SEPARATELY FOR A PARTICULAR SUB-PROPOSAL PLEASE WRITE THE NUMBER AND LETTER(S) OF       FOR        AGAINST      ABSTAIN
THE SUB-PROPOSAL ON THE LINE PROVIDED AND INDICATE A "VOTE AGAINST" OR AN "ABSTENTION".

4.   To approve changing AIM V.I. Financial Services Fund's sub-classification from
     "diversified" to "non-diversified" and approve the elimination of a related fundamental           NOT APPLICABLE             4.
     investment restriction to provide AIM V.I. Financial Services Fund with more investment flexibility.

5.   To approve making the investment objective(s) of AIM V.I. Dynamics Fund, AIM V.I.
     Financial Services Fund, AIM V.I. Global Health Care Fund, AIM V.I. Leisure Fund, AIM             NOT APPLICABLE             5.
     V.I. Technology Fund and AIM V.I. Utilities Fund non-fundamental.

6.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would
     permit the Board of Trustees of the Trust to terminate the Trust, the Fund and each        [ ]          [ ]          [ ]     6.
     other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

(ARROW)                PLEASE VOTE, SIGN AND DATE THIS CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.   AIM VIC 2 (sc)   (ARROW)

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                    FOUR EASY WAYS TO VOTE YOUR VOTING INSTRUCTION CARD
                                          INTERNET: Go to WWW.PROXYWEB.COM and follow the online directions.
                                         TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                              MAIL: Vote, sign, date and return your card by mail.
                                         IN PERSON: Vote at the Special Meeting of Shareholders.

                                EACH CONTRACT OWNER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR CARD TODAY!

VOTING INSTRUCTION CARD                                                                                      VOTING INSTRUCTION CARD

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE
                                                                                                              HELD FEBRUARY 29, 2008

AIM V.I. LEISURE FUND (THE "FUND")
AN INVESTMENT PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS (THE "TRUST")

The undersigned hereby appoints the above-referenced Insurance Company and hereby authorizes them to represent and to vote, as designated on the reverse, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any
adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE
APPROVAL OF EACH PROPOSAL.

                                                                   (ARROW)   VOTING INSTRUCTION CARD MUST BE SIGNED AND DATED BELOW.

                                                                   Dated ____________________


                                                                   -----------------------------------------------------------------
                                                                   Signature(s) (if held jointly)               (PLEASE SIGN IN BOX)

                                                                   NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING
                                                                   INSTRUCTION CARD. ALL JOINT OWNERS SHOULD SIGN. WHEN SIGNING AS
                                                                   EXECUTOR, ADMINISTRATOR, ATTORNEY, TRUSTEE OR GUARDIAN OR AS
                                                                   CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A
                                                                   CORPORATION, LIMITED LIABILITY COMPANY, OR PARTNERSHIP PLEASE
                                                                   SIGN IN FULL ENTITY NAME AND INDICATE THE SIGNER'S POSITION WITH
                                                                   THE ENTITY.

(ARROW)                                                                                         (ARROW)                 AIM VIC (sc)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                               PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]

                                     (ARROW)   PLEASE DO NOT USE FINE POINT PENS.                                            (ARROW)

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve                  WITHHOLD
     until his or her successor is elected and qualified:                                                 AUTHORITY
                                                                                                FOR        FOR ALL      FOR ALL
                                                                                                ALL       NOMINEES      EXCEPT*

(01) Bob R. Baker    (04) Bruce L. Crockett (07) Martin L. Flanagan (10) Lewis F. Pennock
(02) Frank S. Bayley (05) Albert R. Dowden  (08) Carl Frischling    (11) Larry Soll, Ph.D.
(03) James T. Bunch  (06) Jack M. Fields    (09) Prema Mathai-Davis (12) Raymond Stickel, Jr.
                                                                    (13) Philip A. Taylor
                                                                                                [ ]          [ ]          [ ]     1.
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND
     WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

_____________________________________________________________________________________________

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio       FOR        AGAINST      ABSTAIN
     of the Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.;
     INVESCO Asset Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco
     Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Global Asset
     Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco Institutional (N.A.),
     Inc.; and Invesco Senior Secured Management, Inc.                                          [ ]          [ ]          [ ]     2.

3.   To approve changing certain fundamental investment restrictions of the Fund to provide the Fund with more investment flexibility:

3a.  Modification of Fundamental Restriction    3e.  Modification of Fundamental Restriction  FOR ALL    AGAINST ALL  ABSTAIN ALL
     on Issuer Diversification.                      on Real Estate Investments.             EXCEPT AS    EXCEPT AS    EXCEPT AS
                                                                                             INDICATED    INDICATED    INDICATED
3b.  Modification of Fundamental Restrictions   3f.  Modification of Fundamental Restriction
     on Issuing Senior Securities and                on Purchasing or Selling Commodities.
     Borrowing Money.                                                                           [ ]          [ ]          [ ]     3.
                                                3g.  Modification of Fundamental Restriction
3c.  Modification of Fundamental Restriction         on Making Loans.
     on Underwriting Securities.
                                                3h.  Modification of Fundamental Restriction
3d.  Modification of Fundamental Restriction         on Investment in Investment Companies.
     on Industry Concentration.

_____________________________________________________________________________________________

TO VOTE SEPARATELY FOR A PARTICULAR SUB-PROPOSAL PLEASE WRITE THE NUMBER AND LETTER(S) OF       FOR        AGAINST      ABSTAIN
THE SUB-PROPOSAL ON THE LINE PROVIDED AND INDICATE A "VOTE AGAINST" OR AN "ABSTENTION".

4.   To approve changing AIM V.I. Financial Services Fund's sub-classification from
     "diversified" to "non-diversified" and approve the elimination of a related fundamental           NOT APPLICABLE             4.
     investment restriction to provide AIM V.I. Financial Services Fund with more investment flexibility.

5.   To approve making the investment objective(s) of AIM V.I. Dynamics Fund, AIM V.I.
     Financial Services Fund, AIM V.I. Global Health Care Fund, AIM V.I. Leisure Fund, AIM             NOT APPLICABLE             5.
     V.I. Technology Fund and AIM V.I. Utilities Fund non-fundamental.

6.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would
     permit the Board of Trustees of the Trust to terminate the Trust, the Fund and each        [ ]          [ ]          [ ]     6.
     other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

(ARROW)                PLEASE VOTE, SIGN AND DATE THIS CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.     AIM VIC (sc)   (ARROW)

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                    FOUR EASY WAYS TO VOTE YOUR VOTING INSTRUCTION CARD
                                          INTERNET: Go to WWW.PROXYWEB.COM and follow the online directions.
                                         TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                              MAIL: Vote, sign, date and return your card by mail.
                                         IN PERSON: Vote at the Special Meeting of Shareholders.

                                EACH CONTRACT OWNER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR CARD TODAY!

VOTING INSTRUCTION CARD                                                                                      VOTING INSTRUCTION CARD

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE
                                                                                                              HELD FEBRUARY 29, 2008

AIM V.I. MID CAP CORE EQUITY FUND (THE "FUND")
AN INVESTMENT PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS (THE "TRUST")

The undersigned hereby appoints the above-referenced Insurance Company and hereby authorizes them to represent and to vote, as designated on the reverse, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any
adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE
APPROVAL OF EACH PROPOSAL.

                                                                   (ARROW)   VOTING INSTRUCTION CARD MUST BE SIGNED AND DATED BELOW.

                                                                   Dated ____________________


                                                                   -----------------------------------------------------------------
                                                                   Signature(s) (if held jointly)               (PLEASE SIGN IN BOX)

                                                                   NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING
                                                                   INSTRUCTION CARD. ALL JOINT OWNERS SHOULD SIGN. WHEN SIGNING AS
                                                                   EXECUTOR, ADMINISTRATOR, ATTORNEY, TRUSTEE OR GUARDIAN OR AS
                                                                   CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A
                                                                   CORPORATION, LIMITED LIABILITY COMPANY, OR PARTNERSHIP PLEASE
                                                                   SIGN IN FULL ENTITY NAME AND INDICATE THE SIGNER'S POSITION WITH
                                                                   THE ENTITY.

(ARROW)                                                                                         (ARROW)                 AIM VIC (sc)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                               PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]

                                     (ARROW)   PLEASE DO NOT USE FINE POINT PENS.                                            (ARROW)

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve                  WITHHOLD
     until his or her successor is elected and qualified:                                                 AUTHORITY
                                                                                                FOR        FOR ALL      FOR ALL
                                                                                                ALL       NOMINEES      EXCEPT*

(01) Bob R. Baker    (04) Bruce L. Crockett (07) Martin L. Flanagan (10) Lewis F. Pennock
(02) Frank S. Bayley (05) Albert R. Dowden  (08) Carl Frischling    (11) Larry Soll, Ph.D.
(03) James T. Bunch  (06) Jack M. Fields    (09) Prema Mathai-Davis (12) Raymond Stickel, Jr.
                                                                    (13) Philip A. Taylor
                                                                                                [ ]          [ ]          [ ]     1.
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND
     WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

_____________________________________________________________________________________________

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio       FOR        AGAINST      ABSTAIN
     of the Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.;
     INVESCO Asset Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco
     Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Global Asset
     Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco Institutional (N.A.),
     Inc.; and Invesco Senior Secured Management, Inc.                                          [ ]          [ ]          [ ]     2.

3.   To approve changing certain fundamental investment restrictions of the Fund to provide the Fund with more investment flexibility.

3a.  Modification of Fundamental Restriction    3e.  Modification of Fundamental Restriction  FOR ALL    AGAINST ALL  ABSTAIN ALL
     on Issuer Diversification.                      on Real Estate Investments.             EXCEPT AS    EXCEPT AS    EXCEPT AS
                                                                                             INDICATED    INDICATED    INDICATED
3b.  Modification of Fundamental Restrictions   3f.  Modification of Fundamental Restriction
     on Issuing Senior Securities and                on Purchasing or Selling Commodities.
     Borrowing Money.                                                                                  NOT APPLICABLE             3.
                                                3g.  Modification of Fundamental Restriction
3c.  Modification of Fundamental Restriction         on Making Loans.
     on Underwriting Securities.
                                                3h.  Modification of Fundamental Restriction
3d.  Modification of Fundamental Restriction         on Investment in Investment Companies.
     on Industry Concentration.

_____________________________________________________________________________________________

TO VOTE SEPARATELY FOR A PARTICULAR SUB-PROPOSAL PLEASE WRITE THE NUMBER AND LETTER(S) OF       FOR        AGAINST      ABSTAIN
THE SUB-PROPOSAL ON THE LINE PROVIDED AND INDICATE A "VOTE AGAINST" OR AN "ABSTENTION".

4.   To approve changing AIM V.I. Financial Services Fund's sub-classification from
     "diversified" to "non-diversified" and approve the elimination of a related fundamental           NOT APPLICABLE             4.
     investment restriction to provide AIM V.I. Financial Services Fund with more investment flexibility.

5.   To approve making the investment objective(s) of AIM V.I. Dynamics Fund, AIM V.I.
     Financial Services Fund, AIM V.I. Global Health Care Fund, AIM V.I. Leisure Fund, AIM             NOT APPLICABLE             5.
     V.I. Technology Fund and AIM V.I. Utilities Fund non-fundamental.

6.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would
     permit the Board of Trustees of the Trust to terminate the Trust, the Fund and each        [ ]          [ ]          [ ]     6.
     other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

(ARROW)                PLEASE VOTE, SIGN AND DATE THIS CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.   AIM VIC 2 (sc)   (ARROW)

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                    FOUR EASY WAYS TO VOTE YOUR VOTING INSTRUCTION CARD
                                          INTERNET: Go to WWW.PROXYWEB.COM and follow the online directions.
                                         TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                              MAIL: Vote, sign, date and return your card by mail.
                                         IN PERSON: Vote at the Special Meeting of Shareholders.

                                EACH CONTRACT OWNER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR CARD TODAY!

VOTING INSTRUCTION CARD                                                                                      VOTING INSTRUCTION CARD

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE
                                                                                                              HELD FEBRUARY 29, 2008

AIM V.I. MONEY MARKET FUND (THE "FUND")
AN INVESTMENT PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS (THE "TRUST")

The undersigned hereby appoints the above-referenced Insurance Company and hereby authorizes them to represent and to vote, as designated on the reverse, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any
adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE
APPROVAL OF EACH PROPOSAL.

                                                                   (ARROW)   VOTING INSTRUCTION CARD MUST BE SIGNED AND DATED BELOW.

                                                                   Dated ____________________


                                                                   -----------------------------------------------------------------
                                                                   Signature(s) (if held jointly)               (PLEASE SIGN IN BOX)

                                                                   NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING
                                                                   INSTRUCTION CARD. ALL JOINT OWNERS SHOULD SIGN. WHEN SIGNING AS
                                                                   EXECUTOR, ADMINISTRATOR, ATTORNEY, TRUSTEE OR GUARDIAN OR AS
                                                                   CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A
                                                                   CORPORATION, LIMITED LIABILITY COMPANY, OR PARTNERSHIP, PLEASE
                                                                   SIGN IN FULL ENTITY NAME AND INDICATE THE SIGNER'S POSITION WITH
                                                                   THE ENTITY.

(ARROW)                                                                                         (ARROW)                 AIM VIC (sc)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                               PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]

                                     (ARROW)   PLEASE DO NOT USE FINE POINT PENS.                                            (ARROW)

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve                  WITHHOLD
     until his or her successor is elected and qualified:                                                 AUTHORITY
                                                                                                FOR        FOR ALL      FOR ALL
                                                                                                ALL       NOMINEES      EXCEPT*

(01) Bob R. Baker    (04) Bruce L. Crockett (07) Martin L. Flanagan (10) Lewis F. Pennock
(02) Frank S. Bayley (05) Albert R. Dowden  (08) Carl Frischling    (11) Larry Soll, Ph.D.
(03) James T. Bunch  (06) Jack M. Fields    (09) Prema Mathai-Davis (12) Raymond Stickel, Jr.
                                                                    (13) Philip A. Taylor
                                                                                                [ ]          [ ]          [ ]     1.
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND
     WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

_____________________________________________________________________________________________

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio       FOR        AGAINST      ABSTAIN
     of the Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.;
     INVESCO Asset Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco
     Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Global Asset
     Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco Institutional (N.A.),
     Inc.; and Invesco Senior Secured Management, Inc.                                          [ ]          [ ]          [ ]     2.

3.   To approve changing certain fundamental investment restrictions of the Fund to provide the Fund with more investment flexibility.

3a.  Modification of Fundamental Restriction    3e.  Modification of Fundamental Restriction  FOR ALL    AGAINST ALL  ABSTAIN ALL
     on Issuer Diversification.                      on Real Estate Investments.             EXCEPT AS    EXCEPT AS    EXCEPT AS
                                                                                             INDICATED    INDICATED    INDICATED
3b.  Modification of Fundamental Restrictions   3f.  Modification of Fundamental Restriction
     on Issuing Senior Securities and                on Purchasing or Selling Commodities.
     Borrowing Money.                                                                                  NOT APPLICABLE             3.
                                                3g.  Modification of Fundamental Restriction
3c.  Modification of Fundamental Restriction         on Making Loans.
     on Underwriting Securities.
                                                3h.  Modification of Fundamental Restriction
3d.  Modification of Fundamental Restriction         on Investment in Investment Companies.
     on Industry Concentration.

_____________________________________________________________________________________________

TO VOTE SEPARATELY FOR A PARTICULAR SUB-PROPOSAL PLEASE WRITE THE NUMBER AND LETTER(S) OF       FOR        AGAINST      ABSTAIN
THE SUB-PROPOSAL ON THE LINE PROVIDED AND INDICATE A "VOTE AGAINST" OR AN "ABSTENTION".

4.   To approve changing AIM V.I. Financial Services Fund's sub-classification from
     "diversified" to "non-diversified" and approve the elimination of a related fundamental           NOT APPLICABLE             4.
     investment restriction to provide AIM V.I. Financial Services Fund with more investment flexibility.

5.   To approve making the investment objective(s) of AIM V.I. Dynamics Fund, AIM V.I.
     Financial Services Fund, AIM V.I. Global Health Care Fund, AIM V.I. Leisure Fund, AIM             NOT APPLICABLE             5.
     V.I. Technology Fund and AIM V.I. Utilities Fund non-fundamental.

6.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would
     permit the Board of Trustees of the Trust to terminate the Trust, the Fund and each        [ ]          [ ]          [ ]     6.
     other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

(ARROW)                PLEASE VOTE, SIGN AND DATE THIS CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.   AIM VIC 2 (sc)   (ARROW)

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                    FOUR EASY WAYS TO VOTE YOUR VOTING INSTRUCTION CARD
                                          INTERNET: Go to WWW.PROXYWEB.COM and follow the online directions.
                                         TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                              MAIL: Vote, sign, date and return your card by mail.
                                         IN PERSON: Vote at the Special Meeting of Shareholders.

                                EACH CONTRACT OWNER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR CARD TODAY!

VOTING INSTRUCTION CARD                                                                                      VOTING INSTRUCTION CARD

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE
                                                                                                              HELD FEBRUARY 29, 2008

AIM V.I. SMALL CAP EQUITY FUND (THE "FUND")
AN INVESTMENT PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS (THE "TRUST")

The undersigned hereby appoints the above-referenced Insurance Company and hereby authorizes them to represent and to vote, as designated on the reverse, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any
adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE
APPROVAL OF EACH PROPOSAL.

                                                                   (ARROW)   VOTING INSTRUCTION CARD MUST BE SIGNED AND DATED BELOW.

                                                                   Dated ____________________


                                                                   -----------------------------------------------------------------
                                                                   Signature(s) (if held jointly)               (PLEASE SIGN IN BOX)

                                                                   NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING
                                                                   INSTRUCTION CARD. ALL JOINT OWNERS SHOULD SIGN. WHEN SIGNING AS
                                                                   EXECUTOR, ADMINISTRATOR, ATTORNEY, TRUSTEE OR GUARDIAN OR AS
                                                                   CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A
                                                                   CORPORATION, LIMITED LIABILITY COMPANY, OR PARTNERSHIP, PLEASE
                                                                   SIGN IN FULL ENTITY NAME AND INDICATE THE SIGNER'S POSITION WITH
                                                                   THE ENTITY.

(ARROW)                                                                                         (ARROW)                 AIM VIC (sc)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                               PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]

                                     (ARROW)   PLEASE DO NOT USE FINE POINT PENS.                                            (ARROW)

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve                  WITHHOLD
     until his or her successor is elected and qualified:                                                 AUTHORITY
                                                                                                FOR        FOR ALL      FOR ALL
                                                                                                ALL       NOMINEES      EXCEPT*

(01) Bob R. Baker    (04) Bruce L. Crockett (07) Martin L. Flanagan (10) Lewis F. Pennock
(02) Frank S. Bayley (05) Albert R. Dowden  (08) Carl Frischling    (11) Larry Soll, Ph.D.
(03) James T. Bunch  (06) Jack M. Fields    (09) Prema Mathai-Davis (12) Raymond Stickel, Jr.
                                                                    (13) Philip A. Taylor
                                                                                                [ ]          [ ]          [ ]     1.
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND
     WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

_____________________________________________________________________________________________

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio       FOR        AGAINST      ABSTAIN
     of the Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.;
     INVESCO Asset Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco
     Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Global Asset
     Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco Institutional (N.A.),
     Inc.; and Invesco Senior Secured Management, Inc.                                          [ ]          [ ]          [ ]     2.

3.   To approve changing certain fundamental investment restrictions of the Fund to provide the Fund with more investment flexibility.

3a.  Modification of Fundamental Restriction    3e.  Modification of Fundamental Restriction  FOR ALL    AGAINST ALL  ABSTAIN ALL
     on Issuer Diversification.                      on Real Estate Investments.             EXCEPT AS    EXCEPT AS    EXCEPT AS
                                                                                             INDICATED    INDICATED    INDICATED
3b.  Modification of Fundamental Restrictions   3f.  Modification of Fundamental Restriction
     on Issuing Senior Securities and                on Purchasing or Selling Commodities.
     Borrowing Money.                                                                                  NOT APPLICABLE             3.
                                                3g.  Modification of Fundamental Restriction
3c.  Modification of Fundamental Restriction         on Making Loans.
     on Underwriting Securities.
                                                3h.  Modification of Fundamental Restriction
3d.  Modification of Fundamental Restriction         on Investment in Investment Companies.
     on Industry Concentration.

_____________________________________________________________________________________________

TO VOTE SEPARATELY FOR A PARTICULAR SUB-PROPOSAL PLEASE WRITE THE NUMBER AND LETTER(S) OF       FOR        AGAINST      ABSTAIN
THE SUB-PROPOSAL ON THE LINE PROVIDED AND INDICATE A "VOTE AGAINST" OR AN "ABSTENTION".

4.   To approve changing AIM V.I. Financial Services Fund's sub-classification from
     "diversified" to "non-diversified" and approve the elimination of a related fundamental           NOT APPLICABLE             4.
     investment restriction to provide AIM V.I. Financial Services Fund with more investment flexibility.

5.   To approve making the investment objective(s) of AIM V.I. Dynamics Fund, AIM V.I.
     Financial Services Fund, AIM V.I. Global Health Care Fund, AIM V.I. Leisure Fund, AIM             NOT APPLICABLE             5.
     V.I. Technology Fund and AIM V.I. Utilities Fund non-fundamental.

6.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would
     permit the Board of Trustees of the Trust to terminate the Trust, the Fund and each        [ ]          [ ]          [ ]     6.
     other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

(ARROW)                PLEASE VOTE, SIGN AND DATE THIS CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.   AIM VIC 2 (sc)   (ARROW)

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                    FOUR EASY WAYS TO VOTE YOUR VOTING INSTRUCTION CARD
                                          INTERNET: Go to WWW.PROXYWEB.COM and follow the online directions.
                                         TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                              MAIL: Vote, sign, date and return your card by mail.
                                         IN PERSON: Vote at the Special Meeting of Shareholders.

                                EACH CONTRACT OWNER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR CARD TODAY!

VOTING INSTRUCTION CARD                                                                                      VOTING INSTRUCTION CARD

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE
                                                                                                              HELD FEBRUARY 29, 2008

AIM V.I. TECHNOLOGY FUND (THE "FUND")
AN INVESTMENT PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS (THE "TRUST")

The undersigned hereby appoints the above-referenced Insurance Company and hereby authorizes them to represent and to vote, as designated on the reverse, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any
adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE
APPROVAL OF EACH PROPOSAL.

                                                                   (ARROW)   VOTING INSTRUCTION CARD MUST BE SIGNED AND DATED BELOW.

                                                                   Dated ____________________


                                                                   -----------------------------------------------------------------
                                                                   Signature(s) (if held jointly)               (PLEASE SIGN IN BOX)

                                                                   NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING
                                                                   INSTRUCTION CARD. ALL JOINT OWNERS SHOULD SIGN. WHEN SIGNING AS
                                                                   EXECUTOR, ADMINISTRATOR, ATTORNEY, TRUSTEE OR GUARDIAN OR AS
                                                                   CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A
                                                                   CORPORATION, LIMITED LIABILITY COMPANY, OR PARTNERSHIP, PLEASE
                                                                   SIGN IN FULL ENTITY NAME AND INDICATE THE SIGNER'S POSITION WITH
                                                                   THE ENTITY.

(ARROW)                                                                                         (ARROW)                 AIM VIC (sc)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                               PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]

                                     (ARROW)   PLEASE DO NOT USE FINE POINT PENS.                                            (ARROW)

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve                  WITHHOLD
     until his or her successor is elected and qualified:                                                 AUTHORITY
                                                                                                FOR        FOR ALL      FOR ALL
                                                                                                ALL       NOMINEES      EXCEPT*

(01) Bob R. Baker    (04) Bruce L. Crockett (07) Martin L. Flanagan (10) Lewis F. Pennock
(02) Frank S. Bayley (05) Albert R. Dowden  (08) Carl Frischling    (11) Larry Soll, Ph.D.
(03) James T. Bunch  (06) Jack M. Fields    (09) Prema Mathai-Davis (12) Raymond Stickel, Jr.
                                                                    (13) Philip A. Taylor
                                                                                                [ ]          [ ]          [ ]     1.
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND
     WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

_____________________________________________________________________________________________

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio       FOR        AGAINST      ABSTAIN
     of the Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.;
     INVESCO Asset Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco
     Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Global Asset
     Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco Institutional (N.A.),
     Inc.; and Invesco Senior Secured Management, Inc.                                          [ ]          [ ]          [ ]     2.

3.   To approve changing certain fundamental investment restrictions of the Fund to provide the Fund with more investment flexibility.

3a.  Modification of Fundamental Restriction    3e.  Modification of Fundamental Restriction  FOR ALL    AGAINST ALL  ABSTAIN ALL
     on Issuer Diversification.                      on Real Estate Investments.             EXCEPT AS    EXCEPT AS    EXCEPT AS
                                                                                             INDICATED    INDICATED    INDICATED
3b.  Modification of Fundamental Restrictions   3f.  Modification of Fundamental Restriction
     on Issuing Senior Securities and                on Purchasing or Selling Commodities.
     Borrowing Money.                                                                           [ ]          [ ]          [ ]     3.
                                                3g.  Modification of Fundamental Restriction
3c.  Modification of Fundamental Restriction         on Making Loans.
     on Underwriting Securities.
                                                3h.  Modification of Fundamental Restriction
3d.  Modification of Fundamental Restriction         on Investment in Investment Companies.
     on Industry Concentration.

_____________________________________________________________________________________________

TO VOTE SEPARATELY FOR A PARTICULAR SUB-PROPOSAL PLEASE WRITE THE NUMBER AND LETTER(S) OF       FOR        AGAINST      ABSTAIN
THE SUB-PROPOSAL ON THE LINE PROVIDED AND INDICATE A "VOTE AGAINST" OR AN "ABSTENTION".

4.   To approve changing AIM V.I. Financial Services Fund's sub-classification from
     "diversified" to "non-diversified" and approve the elimination of a related fundamental           NOT APPLICABLE             4.
     investment restriction to provide AIM V.I. Financial Services Fund with more investment flexibility.

5.   To approve making the investment objective(s) of AIM V.I. Dynamics Fund, AIM V.I.
     Financial Services Fund, AIM V.I. Global Health Care Fund, AIM V.I. Leisure Fund, AIM      [ ]          [ ]          [ ]     5.
     V.I. Technology Fund and AIM V.I. Utilities Fund non-fundamental.

6.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would
     permit the Board of Trustees of the Trust to terminate the Trust, the Fund and each        [ ]          [ ]          [ ]     6.
     other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

(ARROW)                PLEASE VOTE, SIGN AND DATE THIS CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.     AIM VIC (sc)   (ARROW)
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
PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                    FOUR EASY WAYS TO VOTE YOUR VOTING INSTRUCTION CARD
                                          INTERNET: Go to WWW.PROXYWEB.COM and follow the online directions.
                                         TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                              MAIL: Vote, sign, date and return your card by mail.
                                         IN PERSON: Vote at the Special Meeting of Shareholders.

                                EACH CONTRACT OWNER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR CARD TODAY!

VOTING INSTRUCTION CARD                                                                                      VOTING INSTRUCTION CARD

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE
                                                                                                              HELD FEBRUARY 29, 2008

AIM V.I. UTILITIES FUND (THE "FUND")
AN INVESTMENT PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS (THE "TRUST")

The undersigned hereby appoints the above-referenced Insurance Company and hereby authorizes them to represent and to vote, as designated on the reverse, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any
adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE
APPROVAL OF EACH PROPOSAL.

                                                                   (ARROW)   VOTING INSTRUCTION CARD MUST BE SIGNED AND DATED BELOW.

                                                                   Dated ____________________


                                                                   -----------------------------------------------------------------
                                                                   Signature(s) (if held jointly)               (PLEASE SIGN IN BOX)

                                                                   NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING
                                                                   INSTRUCTION CARD. ALL JOINT OWNERS SHOULD SIGN. WHEN SIGNING AS
                                                                   EXECUTOR, ADMINISTRATOR, ATTORNEY, TRUSTEE OR GUARDIAN OR AS
                                                                   CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A
                                                                   CORPORATION, LIMITED LIABILITY COMPANY, OR PARTNERSHIP PLEASE
                                                                   SIGN IN FULL ENTITY NAME AND INDICATE THE SIGNER'S POSITION WITH
                                                                   THE ENTITY.

(ARROW)                                                                                         (ARROW)                 AIM VIC (sc)
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
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                               PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]

                                     (ARROW)   PLEASE DO NOT USE FINE POINT PENS.                                            (ARROW)

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve                  WITHHOLD
     until his or her successor is elected and qualified:                                                 AUTHORITY
                                                                                                FOR        FOR ALL      FOR ALL
                                                                                                ALL       NOMINEES      EXCEPT*

(01) Bob R. Baker    (04) Bruce L. Crockett (07) Martin L. Flanagan (10) Lewis F. Pennock
(02) Frank S. Bayley (05) Albert R. Dowden  (08) Carl Frischling    (11) Larry Soll, Ph.D.
(03) James T. Bunch  (06) Jack M. Fields    (09) Prema Mathai-Davis (12) Raymond Stickel, Jr.
                                                                    (13) Philip A. Taylor
                                                                                                [ ]          [ ]          [ ]     1.
*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND
     WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

_____________________________________________________________________________________________

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio       FOR        AGAINST      ABSTAIN
     of the Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.;
     INVESCO Asset Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco
     Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Global Asset
     Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco Institutional (N.A.),
     Inc.; and Invesco Senior Secured Management, Inc.                                          [ ]          [ ]          [ ]     2.

3.   To approve changing certain fundamental investment restrictions of the Fund to provide the Fund with more investment flexibility.

3a.  Modification of Fundamental Restriction    3e.  Modification of Fundamental Restriction  FOR ALL    AGAINST ALL  ABSTAIN ALL
     on Issuer Diversification.                      on Real Estate Investments.             EXCEPT AS    EXCEPT AS    EXCEPT AS
                                                                                             INDICATED    INDICATED    INDICATED
3b.  Modification of Fundamental Restrictions   3f.  Modification of Fundamental Restriction
     on Issuing Senior Securities and                on Purchasing or Selling Commodities.
     Borrowing Money.                                                                           [ ]          [ ]          [ ]     3.
                                                3g.  Modification of Fundamental Restriction
3c.  Modification of Fundamental Restriction         on Making Loans.
     on Underwriting Securities.
                                                3h.  Modification of Fundamental Restriction
3d.  Modification of Fundamental Restriction         on Investment in Investment Companies.
     on Industry Concentration.

_____________________________________________________________________________________________

TO VOTE SEPARATELY FOR A PARTICULAR SUB-PROPOSAL PLEASE WRITE THE NUMBER AND LETTER(S) OF       FOR        AGAINST      ABSTAIN
THE SUB-PROPOSAL ON THE LINE PROVIDED AND INDICATE A "VOTE AGAINST" OR AN "ABSTENTION".

4.   To approve changing AIM V.I. Financial Services Fund's sub-classification from
     "diversified" to "non-diversified" and approve the elimination of a related fundamental           NOT APPLICABLE             4.
     investment restriction to provide AIM V.I. Financial Services Fund with more investment flexibility.

5.   To approve making the investment objective(s) of AIM V.I. Dynamics Fund, AIM V.I.
     Financial Services Fund, AIM V.I. Global Health Care Fund, AIM V.I. Leisure Fund, AIM      [ ]          [ ]          [ ]     5.
     V.I. Technology Fund and AIM V.I. Utilities Fund non-fundamental.

6.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would
     permit the Board of Trustees of the Trust to terminate the Trust, the Fund and each        [ ]          [ ]          [ ]     6.
     other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

(ARROW)                PLEASE VOTE, SIGN AND DATE THIS CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.     AIM VIC (sc)   (ARROW)
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